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PACIFIC SELECT FUND                                PROSPECTUS MAY 1, 1999



                                                   This prospectus tells you about the Pacific Select Fund's 18 portfolios.
                                                   It's designed to help you choose among the investment options available under your variable annuity contract or variable life insurance policy issued or administered by Pacific Life Insurance Company or its subsidiaries.

                                                   You'll find details about how your annuity contract or life insurance policy works in the accompanying product prospectus or offering memorandum.
                                                   Please read these documents carefully, and keep them for future reference.

You should be aware that the                       THE PACIFIC SELECT FUND PORTFOLIOS
Securities and Exchange
Commission has not reviewed                        Money Market Portfolio, managed by Pacific Life Insurance Company any of these portfolios for their
investment merit, and does not                     High Yield Bond Portfolio, managed by Pacific Life Insurance Company guarantee that the information
in this prospectus is accurate or                  Managed Bond Portfolio, managed by Pacific Investment Management Company complete. It is a criminal offense
to say otherwise.                                  Government Securities Portfolio, managed by

                                                   Pacific Investment Management Company

                                                   Growth Portfolio, managed by Capital Guardian Trust Company

                                                   Aggressive Equity Portfolio, managed by Alliance Capital Management L.P.

                                                   Growth LT Portfolio, managed by Janus Capital Corporation

                                                   Equity Income Portfolio, managed by J.P. Morgan Investment Management Inc.

                                                   Multi-Strategy Portfolio, managed by J.P. Morgan Investment Management Inc.

                                                   Large-Cap Value Portfolio, managed by Salomon Brothers Asset Management Inc

                                                   Mid-Cap Value Portfolio, managed by Lazard Asset Management

                                                   Equity Portfolio, managed by Goldman Sachs Asset Management

                                                   Bond and Income Portfolio, managed by Goldman Sachs Asset Management

                                                   Equity Index Portfolio, managed by Bankers Trust Company

                                                   Small-Cap Index Portfolio, managed by Bankers Trust Company

                                                   REIT Portfolio, managed by Morgan Stanley Asset Management

                                                   International Portfolio, managed by Morgan Stanley Asset Management

                                                   Emerging Markets Portfolio, managed by Blairlogie Capital Management


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YOUR GUIDE TO THIS PROSPECTUS
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                                              This prospectus is designed to help you make informed decisions about the investments available under your Pacific Life variable annuity contract or variable life insurance policy.

                                              We've divided the prospectus into five sections to make it easy for you to find what you're looking for.

Please contact Pacific Life if you have       The first section, An overview of the Pacific Select Fund, contains a summary
any questions about any of the Pacific        of the objectives, holdings and risks of each of the Pacific Select Fund's 18
Select Fund portfolios.                       portfolios. It will help you understand the differences between the portfolios, the risks associated with each, and how risk and investment objectives relate.
Call toll-free:
Annuities: 1-800-722-2333                     About the portfolios tells you the following important things about each portfolio:
Life insurance: 1-800-800-7681
                                              . The portfolio's investment goal - what the portfolio is trying to achieve.

                                              . What the portfolio invests in - how the portfolio tries to meet its investment goal. It tells you the portfolio's principal investments and strategies, and any special focus, such as an emphasis on certain countries or industry sectors. Some portfolios have policies on the amount they can invest in certain kinds of securities. These policies apply at the time the investment is made.

                                              . Who manages the portfolio - the people who manage each portfolio. Pacific
                                                Life is the fund's adviser and manages two of the portfolios directly. To manage the other portfolios, Pacific Life and the fund have retained other portfolio managers. You'll find information about Pacific Life and the other managers starting on page 42.

                                              . Risks you should be aware of - the principal risks associated with each portfolio. Risk is the chance that you'll lose money on an investment, or that it will not earn as much as you expect. Every portfolio has some degree of risk depending on what it invests in and what strategies it uses. One of the most important investment decisions you'll need to make is how much risk you're willing to accept in exchange for potential return on an investment.

                                              . How the portfolio has performed - lets you compare portfolio performance. The bar chart and performance table show the portfolio's annual returns and year to year performance. Performance tables include a relevant index to allow you to measure the portfolio's performance against a benchmark. Unlike the portfolios, the indexes are unmanaged and do not incur any transaction costs.

                                              . Performance of comparable accounts - the Pacific Select Fund introduced four new portfolios on January 4, 1999. Because they are so new, they have no past performance to help you with your investment decisions. This section shows you how a substantially similar account (or composite of accounts), managed by the companies that now manage the new portfolios, have performed in the past. It does not show you how the new portfolios have performed or will perform.

                                                When showing comparable performance, the portfolio manager generally includes all accounts with substantially similar goals and policies. The manager may, however, not include accounts that are too small or have too short an investment time horizon to accurately reflect the manager's performance, or that do not meet other established criteria to be included in a published composite.

                                              Turn to the next three sections of the prospectus - Managing the Pacific Select
                                              Fund, Information for investors and Financial highlights - for information about how the portfolios are managed, fees and expenses the fund pays, how shares are priced, and fund performance.
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
                              An overview of the Pacific Select Fund           4
                              --------------------------------------------------
                              About the portfolios

                              Money Market Portfolio                           6

                              High Yield Bond Portfolio                        8

                              Managed Bond Portfolio                          10

                              Government Securities Portfolio                 12

                              Growth Portfolio                                14

                              Aggressive Equity Portfolio                     16

                              Growth LT Portfolio                             18

                              Equity Income Portfolio                         20

                              Multi-Strategy Portfolio                        22

                              Large-Cap Value Portfolio                       24

                              Mid-Cap Value Portfolio                         26

                              Equity Portfolio                                28

                              Bond and Income Portfolio                       30

                              Equity Index Portfolio                          32

                              Small-Cap Index Portfolio                       34

                              REIT Portfolio                                  36

                              International Portfolio                         38

                              Emerging Markets Portfolio                      40
                              --------------------------------------------------
                              Managing the Pacific Select Fund                42
                              --------------------------------------------------
                              Information for investors                       47
                              --------------------------------------------------
                              Financial highlights                            48
                              --------------------------------------------------
                              Where to go for more information        back cover
                              --------------------------------------------------
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AN OVERVIEW OF THE PACIFIC SELECT FUND

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This table is a summary of the goals,              PORTFOLIO AND MANAGER            THE PORTFOLIO'S INVESTMENT GOAL
investments and risks of each of the Pa-
cific Select Fund's 18 portfolios.                 Money Market Portfolio           Current income consistent with preservation
It's designed to help you understand the           Pacific Life Insurance Company   of capital.
differences between the portfolios, the
risks associated with each, and how                High Yield Bond Portfolio        High level of current income.
risk and investment goals relate.                  Pacific Life Insurance Company

The performance of all of the Pacific Select       Managed Bond Portfolio           Maximize total return consistent with prudent
Fund portfolios is affected by changes in          Pacific Investment Management    investment management.
the economy and financial markets. The              Company
portfolios are also affected by other kinds
of risks, depending on the securities they         Government Securities Portfolio  Maximize total return consistent with prudent
invest in. There's also the possibility that       Pacific Investment Management    investment management.
investment decisions portfolio managers make        Company
will not accomplish what they were designed
to achieve, or that the portfolio will not         Growth Portfolio                 Growth of capital.
achieve its investment goal.                       Capital Guardian Trust Company

Based on historical trends, equity                 Aggressive Equity Portfolio      Capital appreciation.
securities offer the potential for greater         Alliance Capital Management L.P.
long-term growth than most fixed income
securities, but they also tend to have             Growth LT Portfolio              Long-term growth of capital consistent with the
larger and more frequent changes in price,         Janus Capital Corporation        preservation of capital.
which means there's a greater risk you
could lose money over the short term.              Equity Income Portfolio          Long-term growth of capital and income.
Fixed income securities are affected               J.P. Morgan Investment
primarily by the financial condition of the         Management Inc.
companies that have issued them,
and by changes in interest rates.                  Multi-Strategy Portfolio         High total return.
                                                   J.P. Morgan Investment
You'll find more information about each             Management Inc.
portfolio's recent strategies and
holdings in the most recent report to              Large-Cap Value Portfolio        Long-term growth of capital. Current income
shareholders, and a more detailed                  Salomon Brothers Asset           is of secondary importance.
discussion of each portfolio's investments,         Management Inc
strategies and risks in the Statement of
Additional Information (SAI). Please turn          Mid-Cap Value Portfolio          Capital appreciation.
to the back cover for information about how        Lazard Asset Management
to get copies of these documents.
                                                   Equity Portfolio                 Capital appreciation. Current income is of
Many of the investment techniques and              Goldman Sachs Asset Management   secondary importance.
strategies discussed in this prospectus and
in the SAI are discretionary, which means          Bond and Income Portfolio        Total return and income consistent
that portfolio managers can decide if they         Goldman Sachs Asset Management   with prudent investment management.
want to use them or not. Portfolio managers
may also use investment techniques or make         Equity Index Portfolio           Investment results that correspond to the total
investments in securities that are not part        Bankers Trust Company            return of common stocks publicly traded in
of a portfolio's principal investment                                               the U.S.
strategy. A portfolio's stated investment
goal, (as shown in the second column to the        Small-Cap Index Portfolio        Investment results that correspond to the total
right),  cannot be changed without the             Bankers Trust Company            return of an index of small capitalization
approval of shareholders. Investment                                                companies.
policies may be changed from time to time
by the fund's board of trustees.                   REIT Portfolio                   Current income and long-term capital
                                                   Morgan Stanley Asset Management  appreciation.

                                                   International Portfolio          Long-term capital appreciation.
                                                   Morgan Stanley Asset Management

                                                   Emerging Markets Portfolio       Long-term growth of capital.
                                                   Blairlogie Capital Management
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THE PORTFOLIO'S MAIN INVESTMENTS                                 THE PORTFOLIO'S MAIN RISKS
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Highest quality money market instruments believed to             Credit and interest rate risks that accompany an investment in
have limited credit risk.                                        high quality short-term instruments. Intended
                                                                 to have the least investment risk of all of the portfolios.

Fixed income securities with lower and                           Credit, interest rate, liquidity and other risks that
medium-quality credit ratings and intermediate                   accompany an investment in lower-quality fixed income
to long terms to maturity.                                       securities. Particularly sensitive to credit risk during
                                                                 economic downturns.

Medium and high-quality fixed income securities with             Credit, interest rate and other risks that accompany an
varying terms to maturity.                                       investment in medium and high-quality fixed income securities and in mortgage related investments.

Fixed income securities that are issued or                       Credit, interest rate and other risks that accompany an
guaranteed by the U.S. government, its agencies or               investment in government bonds and in mortgage related
government-sponsored enterprises.                                investments. Generally has the least credit risk of the bond portfolios.

Equity securities of smaller and medium-sized                    Price volatility and other risks that accompany an investment
companies.                                                       in growth-oriented and smaller and medium-sized companies.
                                                                 Particularly sensitive to price swings during periods of economic uncertainty.

Equity securities of small emerging-growth companies             Price volatility and other risks that accompany an investment
and medium-sized companies.                                      in small emerging-growth companies and medium-sized companies.
                                                                 Particularly sensitive to price swings during periods of
                                                                 economic uncertainty.

Equity securities of a large number of companies of              Price volatility and other risks that accompany an investment
any size.                                                        in equity securities.

Equity securities of large and medium-sized                      Price volatility and other risks that accompany an investment
dividend-paying U.S. companies.                                  in equity securities.

A mix of equity and fixed income securities.                     Price volatility and other risks that accompany an investment in equity securities. Credit, interest rate and other risks that accompany an investment in fixed income securities.

Equity securities of large U.S. companies.                       Price volatility and other risks that accompany an equity
                                                                 investment in large companies.

Equity securities of medium-sized U.S. companies                 Price volatility and other risks that accompany an equity
believed to be undervalued.                                      investment in medium-sized companies.

Equity securities of large U.S. growth-oriented                  Price volatility and other risks that accompany an equity
companies.                                                       investment in large, growth-oriented companies.

A wide range of fixed income securities with varying             Credit, interest rate, liquidity and other risks that
terms to maturity, with an emphasis on long-term                 accompany an investment in fixed income securities and
bonds.                                                           in mortgage related investments. Particularly sensitive to credit risk during economic downturns. Generally
                                                                 has the most interest rate risk of the bond portfolios.

Equity securities of companies that are included in              Price volatility and other risks that accompany an investment
the Standard & Poor's 500 Composite Stock Price                  in smaller companies. May be particularly susceptible to a
Index.                                                           general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily to protect it from loss during poor economic conditions.

Equity securities of companies that are included in              Price volatility and other risks that accompany an investment
the Russell 2000 Small Stock Index.                              in smaller companies. May be particularly susceptible to a general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily to protect it from loss during poor economic conditions.

Equity securities of real estate investment trusts.              Price volatility and the risks associated with the real estate market. Particularly sensitive to price swings because the portfolio is classified as "non-diversified"--it may hold
                                                                 securities from a fewer number of issuers than a diversified portfolio.

Equity securities of companies of any size located               Price volatility and other risks that accompany an investment
in developed countries outside of the U.S.                       in foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities.

Equity securities of companies that are located                  Price volatility and other risks that accompany an investment
in countries generally regarded as "emerging market"             in emerging markets. Sensitive to currency exchange rates,
countries.                                                       international political and economic conditions and other risks that affect foreign securities. May have greater price swings than most of the portfolios.

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ABOUT THE PORTFOLIOS                               MONEY MARKET PORTFOLIO

                                                   [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal                    This portfolio seeks current income consistent with preservation of capital.

                                                   [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in                      This portfolio's principal investment strategy is to invest in money market instruments that the portfolio manager believes have limited credit risk. These
The Money Market Portfolio invests at              investments principally include commercial paper and U.S. government
least 95% of its assets in money market            obligations. The portfolio may also invest in asset-backed money market
instruments that have been given the               instruments and foreign money market instruments denominated in U.S. dollars.
highest credit rating for short-term debt          It is anticipated that the portfolio's dollar-weighted average term to maturity
securities, or have not been rated, but            will not exceed 90 days.
are of comparable quality.
                                                   The portfolio manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The portfolio may also lend some of the portfolio's assets, as long as the loans are secured.

                                                   Unlike many money market funds, the Money Market Portfolio is not managed to maintain a constant net asset value. Instead, the net asset value will change with the value of the investments in the portfolio.

                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                       The Money Market Portfolio generally has the least investment risk of the
                                                   Pacific Select Fund portfolios because its principal investment strategy is to
An investment in the portfolio is not a            invest in short-term securities that are either government guaranteed or have
bank deposit, and it is not insured or             very high credit ratings. The value of the portfolio may, however, be affected
guaranteed by the Federal Deposit                  by the following risks:
Insurance Corporation or any other
government agency. It's possible to                . changes in interest rates - the value of the portfolio's investments may fall
lose money by investing in the portfolio.            when interest rates rise. Short-term money market instruments generally are affected less by changes in interest rates than fixed income securities with longer terms to maturity.

                                                   . credit risk - the portfolio could lose money if the issuer of a money market instrument is unable to meet its financial obligations or goes bankrupt.

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                                                   [SYMBOL] -----------------------------------------------------------------------

How the portfolio has performed                    Year by year total return (%)
                                                   as of December 31 each year
The bar chart shows how the portfolio's
performance has varied over the past               --------------------------------------------------------------------------------
10 years.                                           89      90      91      92      93      94      95      96      97      98

The table below the bar chart compares                               [BAR CHART OF TOTAL RETURN APPEARS HERE]
the portfolio's performance with the
Merrill Lynch 90-day T-Bill Index.                 8.73    7.92    5.74    3.22    2.58    3.76    5.54    5.07    5.28    5.29
                                                   --------------------------------------------------------------------------------
Returns do not reflect fees and expenses
associated with any variable annuity               Best and worst quarterly performance during this period:
contract or variable life insurance policy,        2nd quarter 1989: 2.35%;  2nd quarter 1993: 0.62%
and would be lower if they did.
                                                   Average annual total return
Looking at how a portfolio has                     as of December 31, 1998                        1 year      5 years      10 years
performed in the past is important - but           --------------------------------------------------------------------------------
it's no guarantee of how it will perform
in the future.                                     Money Market Portfolio                         5.29%       4.99%        5.30%
                                                   Merrill Lynch 90-day T-Bill Index              5.23%       5.22%        5.68%

                                                   7-day yield ending December 31, 1998: 4.81%

                                                   [SYMBOL] -----------------------------------------------------------------------

Who manages the portfolio                          Raymond Lee is a senior vice president of Pacific Life. He joined the company in 1976, and has been managing the Money Market Portfolio since 1987. He also
[LOGO OF PACIFIC LIFE APPEARS HERE]                oversees the management of Pacific Life's publicly traded bond portfolio. He has an MBA in finance from the Wharton School of the University of Pennsylvania
The Money Market Portfolio is managed              and a BA in economics from UCLA.
by Pacific Life Insurance Company. You'll
find more about Pacific Life on page 42.           Dale Patrick is an investment analyst at Pacific Life. He joined the company in
                                                   1985, and has assisted in the management of the Money Market Portfolio since
                                                   1994. He is also responsible for the management of Pacific Life's short-term fixed income securities. Dale has a BA in economics from the University of
                                                   Colorado.

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ABOUT THE PORTFOLIOS                               HIGH YIELD BOND PORTFOLIO

                                                   [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal                    This portfolio seeks a high level of current income.

                                                   [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in                      This portfolio's principal investment strategy is to invest in fixed income securities with lower and medium-quality credit ratings and intermediate to
Bonds are given a credit rating based on           long terms to maturity.
the issuer's ability to pay the quoted
interest rate and maturity value on time.          Securities principally include high yield bonds (often called "junk" bonds) and notes. The portfolio may also invest in fixed income securities that can be
The High Yield Bond Portfolio invests              converted into equity securities, and preferred stocks and bonds of foreign
principally in high yield or "junk" bonds,         issuers that are denominated in U.S. dollars.
which are given a low credit rating by
Moody's (Ba and lower), or Standard &              When selecting securities, the portfolio manager focuses on:
Poor's (BB and lower), or have not been
rated, but are of comparable quality. High         . seeking high yields while addressing risk by looking for securities that
yield bonds are considered to be mostly              offer the highest yields for their credit rating.
speculative in nature.
                                                   . seeking gains by looking for securities that may be more creditworthy than
This gives the portfolio more credit risk            their credit rating indicates. This involves an analysis of each potential
than the other bond portfolios, but also             security, and may include meeting with the company's management team.
gives it the potential for higher income.
                                                   . reducing credit risk by investing in many different issuers in a wide range of industries.

                                                   To help the portfolio achieve its investment goal, the portfolio may also lend some of the portfolio's assets, as long as the loans it makes are secured.

                                                   The managers may temporarily change these strategies if they believe that economic conditions make it necessary to maintain liquidity or to try to protect the portfolio from potential loss. In this case, the portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities or money market securities.

                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                       Since the High Yield Bond Portfolio's principal strategy is to invest in low and medium quality fixed income securities, it may be affected by the following risks, among others:

                                                   . credit risk - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than the other bond portfolios, because it invests in high yield bonds. This is especially true during periods of economic uncertainty or economic downturns.

                                                   . changes in interest rates - the value of the portfolio's investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities with intermediate and long terms to maturity.

                                                   . inability to sell securities - high yield bonds may be less liquid than higher quality investments. The portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio. A security whose credit rating has been lowered may be particularly difficult to sell.

                                                   . risks of foreign investing - foreign investments may be riskier than U.S.
                                                     investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.
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                                                   [SYMBOL] ----------------------------------------------------------------------

Risks you should be aware of                       . short-term trading - the portfolio can engage in short-term trading, which
(continued)                                          could result in higher trading costs.

                                                   [SYMBOL] -----------------------------------------------------------------------

How the portfolio has performed                    Year by year total return (%)
                                                   as of December 31 each year
The bar chart shows how the portfolio's
performance has varied over the past               --------------------------------------------------------------------------------
10 years.                                           89      90      91      92      93      94      95      96      97      98

The table below the bar chart compares                               [BAR CHART OF TOTAL RETURN APPEARS HERE]
the portfolio's performance with the CS
First Boston High Yield Bond Index, an             4.16    0.38   24.58   18.72    18.01    0.42   18.87   11.31   9.44    2.46
index designed to mirror the performance           --------------------------------------------------------------------------------
of the high-yield bond market.
                                                   Best and worst quarterly performance during this period:
Returns do not reflect fees and expenses           1st quarter 1991: 6.51%;  3rd quarter 1998 : (4.66)%
associated with any variable annuity
contract or variable life insurance policy,        Average annual total return
and would be lower if they did.                    as of December 31, 1998                        1 year      5 years      10 years
                                                   --------------------------------------------------------------------------------
Looking at how a portfolio has performed           High Yield Bond Portfolio                      2.46%       8.30%        10.52%
in the past is important - but it's no             CS First Boston High Yield Bond Index          0.58%       8.16%        10.74%
guarantee of how it will perform in the
future.
                                                   [SYMBOL] -----------------------------------------------------------------------

Who manages the portfolio                          Simon Lee is a vice president of Pacific Life. He joined the company in 1985 and has shared management responsibility for the High Yield Bond Portfolio
[LOGO OF PACIFIC LIFE APPEARS HERE]                since 1995. He also manages Pacific Life's high yield and convertible bond assets. He has both a BA and an MBA from Loyola Marymount University.
The High Yield Bond Portfolio is managed
by Pacific Life Insurance Company. You'll          Michael Long, Assistant Vice President, High Yield Securities, University of
find more about Pacific Life on page 42.           California, Davis, BA, Economics, 1983. MBA Pepperdine University, 1999. Mr.
                                                   Long joined Pacific Life in 1994 as an Investment Analyst. He was promoted to his current position in 1998. Mr. Long has 15 years experience in the financial and securities industry, including 6 years in investment analyst positions at
                                                   Franklin Resources, Inc., Bradford and Marzec, Inc., and Great Northern
                                                   Annuity, prior to joining Pacific Life.

                                                   Lori A. Johnstone, Assistant Vice President, High Yield Securities, University
                                                   of Southern California, BS, Marketing, 1984. San Diego State University, MBA,
                                                   Finance, 1986. CFA, 1990. Ms. Johnstone joined Pacific Life in 1990 as an
                                                   Investment Analyst in high yield securities and emerging markets. She was promoted to Assistant Vice President in 1998. Ms. Johnstone has 12 years financial industry experience including experience at a regional broker dealer with a focus on portfolio management and in the high yield bond investment group at Columbia Savings.

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
ABOUT THE PORTFOLIOS                               MANAGED BOND PORTFOLIO

                                                   [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal                    This portfolio seeks to maximize total return consistent with prudent investment management.

                                                   [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in                      This portfolio's principal investment strategy is to invest in medium to high-
                                                   quality, investment grade fixed income securities with varying terms to maturity.

                                                   These securities include principally:
Total return is made up of income plus             . U.S. treasury bonds and notes, or options or futures on them
any gains in the value of the portfolio's          . mortgage related securities, including stripped mortgage related securities
securities.                                        . corporate bonds and notes, some of which may be high yield ("junk") bonds
                                                   . commercial paper and other money market instruments
                                                   . fixed income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries.

                                                   When selecting securities, the portfolio manager:

                                                   . decides what duration the portfolio should maintain. The portfolio manager
Duration is a mathematical measure of                uses duration management as a fundamental part of the management strategy for
the average life of a bond that includes its         this portfolio. The portfolio usually maintains an average duration of three
yield, coupon, final maturity and call               to seven years, varying within this range based on the portfolio manager's
features. It's often used to measure the             outlook on the economy and interest rates. The portfolio manager then decides
potential volatility of a bond's price, and is       what proportion of securities in the portfolio should have short,
considered a more accurate measure                   intermediate and long durations and maturities.
than maturity of a security's sensitivity to
changes in interest rates.                         . decides what proportion of securities in the portfolio should be invested in
                                                     U.S. government securities, foreign bonds, U.S. corporate bonds and U.S mortgage related securities.

                                                   . uses an analytical system developed by the portfolio manager to help select government and other securities that meet yield, duration, maturity and other criteria.

                                                   . chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company's management.

                                                   . frequently uses options, futures and forward contracts and other techniques as a substitute for securities, to try to increase returns or hedge against changes in interest rates. The manager may also use derivatives to hedge against changes in currency exchange rates.

                                                   To help the portfolio achieve its investment goal, the portfolio may also lend some of the portfolio's assets, as long as the loans it makes are secured.

                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                       Since the Managed Bond Portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:
The price of bonds that are denominated
in foreign currencies is affected by the           . changes in interest rates - the value of the portfolio's investments may fall
value of the U.S. dollar. In general, as the         when interest rates rise. Changes in interest rates may have a significant
value of the U.S. dollar falls, the U.S.             effect on this portfolio, because it may invest in securities with medium or
dollar price of a foreign bond will rise,            long terms to maturity and may use interest- sensitive derivatives. Bonds
increasing the value of the bond. As the             with longer durations tend to be more sensitive to changes in interest rates,
value of the U.S. dollar rises, the U.S.             usually making them more volatile than bonds with shorter durations. The
dollar value of a foreign bond will fall.            portfolio may also invest in mortgage related securities, which can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be forced to reinvest this money at lower yields. Stripped mortgage related securities can be particularly sensitive to changes in interest rates.


10
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
                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                       . credit risk - the portfolio could lose money if the issuer of a fixed income
(continued)                                          security is unable to meet its financial obligations or goes bankrupt. This portfolio may invest in high yield ("junk") bonds, which may make it particularly subject to credit risk, especially during periods of economic
This portfolio may not invest more than:             uncertainty or during economic downturns.

 . 10% of its assets in lower-rated, high-yield     . risks of foreign investing - foreign investments may be riskier than U.S.
  ("junk") bonds                                     investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company
 . 20% of its assets in foreign investments           information, differences in the way securities markets operate, less secure
  denominated in foreign currencies.                 foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                   . risks of using derivatives - this portfolio frequently uses options, futures and forward contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                                   . short-term trading - the portfolio may engage in short-term trading, which could result in higher trading costs.

                                                   [SYMBOL] -----------------------------------------------------------------------

How the portfolio has performed                    Year by year total return (%)
                                                   as of December 31 each year
The bar chart shows how the portfolio's
performance has varied over the past               --------------------------------------------------------------------------------
10 years.                                            89      90      91      92      93      94      95      96      97      98

The table below the bar chart compares                               [BAR CHART OF TOTAL RETURN APPEARS HERE]
the portfolio's performance with the
Lehman Brothers Government/Corporate               14.74    8.52   17.03    8.68   11.63   (4.36)   19.04   4.25    9.92    9.20
Bond Index, an index of government and             --------------------------------------------------------------------------------
corporate fixed income securities.
                                                   Best and worst quarterly performance during this period:
Returns do not reflect fees and expenses           2nd quarter 1989: 8.25%;  1st quarter 1994: (2.98)%
associated with any variable annuity
contract or variable life insurance policy,        Average annual total return
and would be lower if they did.                    as of December 31, 1998                            1 year    5 years    10 years
                                                   --------------------------------------------------------------------------------
Looking at how a portfolio has performed           Managed Bond Portfolio                             9.20%     7.34%      9.68%
in the past is important - but it's no             Lehman Brothers Government/Corporate Bond Index    9.47%     7.30%      9.34%
guarantee of how it will perform in the
future.
                                                   [SYMBOL] -----------------------------------------------------------------------

Who manages the portfolio                          John Hague, managing director and senior member of the portfolio manager group, joined PIMCO in 1987. He has been the portfolio manager for the Managed Bond
[LOGO OF PIMCO APPEARS HERE]                       Portfolio since 1992. John has 17 years of investment experience, including two years specializing in international fixed income products and mortgage-backed
The Managed Bond Portfolio is managed              securities with Salomon Brothers, Inc., and three years in credit research with
by Pacific Investment Management                   Morgan Guarantee. He has a BA in economic analysis from Bowdoin College and an
Company (PIMCO). You'll find more                  MBA in finance from Stanford University.
about PIMCO on page 45.

                                                                                                                                  11
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
ABOUT THE PORTFOLIOS                               GOVERNMENT SECURITIES PORTFOLIO

                                                   [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal                    This portfolio seeks to maximize total return consistent with prudent investment management.

                                                   [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in                      This portfolio's principal investment strategy is to invest at least 65% of its assets in fixed income securities that are issued or guaranteed by the U.S.
Total return is made up of income plus             government, its agencies, or government-sponsored enterprises.
any gains in the value of the portfolio's
securities.                                        Specific securities are principally:

                                                   . U.S. treasury bonds or other fixed income securities issued or guaranteed by the U.S. government, its agencies, government-sponsored enterprises or options or futures on them.

                                                   . mortgage related securities, including stripped mortgage related securities

                                                   . other securities, including corporate bonds and notes, money market instruments, and fixed income securities issued by foreign governments or companies that are denominated in U.S. dollars or foreign currencies.

                                                   When selecting securities, the portfolio manager:

                                                   . decides what duration the portfolio should maintain. The portfolio manager uses duration management as a fundamental part of the management strategy for
Duration is a mathematical measure of                this portfolio. The portfolio usually maintains an average duration of three
the average life of a bond that includes its         to seven years, varying within this range based on the portfolio manager's
yield, coupon, final maturity and call               outlook on the economy and interest rates. The portfolio manager then decides
features. It is often used to measure the            what proportion of securities in the portfolio should have short,
potential volatility of a bond's price, and is       intermediate and long durations and maturities.
considered a more accurate measure
than maturity of a security's sensitivity to       . decides what proportion of securities in the portfolio should be invested in
changes in interest rates.                           U.S. government securities, foreign bonds, U.S. corporate bonds and U.S mortgage related securities. The manager uses an analytical system it has developed to help select securities that meet yield, duration, maturity and other criteria.

                                                   . chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company's management.

                                                   . frequently uses options, futures and forward contracts and other techniques as a substitute for securities, to try to increase returns or hedge against changes in interest rates. The manager may also use derivatives to hedge against changes in currency exchange rates.

                                                   To help the portfolio achieve its investment goal, the portfolio may also lend some of the portfolio's assets, as long as the loans it makes are secured.

                                                   The portfolio manager may temporarily change these strategies if he believes economic conditions make it necessary to try to protect the portfolio from potential loss. In this case, the portfolio may invest more of its assets in money market securities.

                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                       Since the Government Securities Portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

                                                   . changes in interest rates - the value of the portfolio may fall when interest rates rise. This portfolio may be particularly sensitive to interest rates because it primarily invests in U.S. government securities, may invest in securities with long terms to maturity, and may use hedging techniques. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations.


12
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
                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                         The portfolio may also invest in mortgage related securities, which can be
(continued)                                          paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be
Government bonds tend to have less                   forced to reinvest this money at lower yields. Stripped mortgage related
credit risk than bonds issued by most                securities can be particularly sensitive to changes in interest rates.
companies because the U.S. government
is less likely than a company to default on        . credit risk - the portfolio could lose money if the issuer of a fixed income
a debt. For this reason, government                  security is unable to meet its financial obligations or goes bankrupt. This
securities generally pay lower rates of              portfolio is subject to less credit risk than the other bond portfolios
interest than corporate securities with              because it principally invests in fixed income securities issued or
similar terms to maturity.                           guaranteed by the U.S. government, its agencies and government sponsored enterprises, and in high quality corporate bonds.
This portfolio may not invest more than
20% of its assets in foreign investments           . risks of foreign investing - foreign investments may be riskier than U.S.
denominated in foreign currencies.                   investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                   . risks of using derivatives - this portfolio frequently uses options, futures and forward contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                                   . short-term trading - the portfolio may engage in short-term trading, which could result in higher trading costs.

                                                   [SYMBOL] -----------------------------------------------------------------------

How the portfolio has performed                    Year by year total return (%)
                                                   as of December 31 each year
The bar chart shows how the portfolio's
performance has varied over the past               --------------------------------------------------------------------------------
10 years.                                            89      90      91      92      93       94      95      96      97      98

The table below the bar chart compares                               [BAR CHART OF TOTAL RETURN APPEARS HERE]
the portfolio's performance with the
Lehman Brothers Government Bond Index,             14.61    8.01   16.67    7.52   10.79    (5.10)   18.81   2.94    9.48    9.24
an index of fixed income securities issued         --------------------------------------------------------------------------------
by the U.S. government and its agencies.
                                                   Best and worst quarterly performance during this period:
Returns do not reflect fees and expenses           2nd quarter 1989: 8.42%;  1st quarter 1994: (3.73)%
associated with any variable annuity
contract or variable life insurance policy,        Average annual total return
and would be lower if they did.                    as of December 31, 1998                        1 year      5 years      10 years
                                                   --------------------------------------------------------------------------------
Looking at how a portfolio has performed           Government Securities Portfolio                9.24%       6.78%        9.09%
in the past is important - but it's no             Lehman Brothers Government Bond Index          9.85%       7.18%        9.17%
guarantee of how it will perform in the
future.
                                                   [SYMBOL] -----------------------------------------------------------------------

Who manages the portfolio                          John Hague, managing director and senior member of the portfolio manager group, joined PIMCO in 1987. He has been the portfolio manager for the Government
[LOGO OF PIMCO APPEARS HERE]                       Securities Portfolio since 1987. John has 17 years of investment experience, including two years specializing in international fixed income products and
The Government Securities Portfolio is             mortgage-backed securities with Salomon Brothers, Inc., and three years in
managed by Pacific Investment                      credit research with Morgan Guarantee. He has a BA in economic analysis from
Management Company (PIMCO). You'll                 Bowdoin College and an MBA in finance from Stanford University.
find more about PIMCO on page 45.

                                                                                                                                  13
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
ABOUT THE PORTFOLIOS                               GROWTH PORTFOLIO

                                                   [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal                    This portfolio seeks growth of capital over the long term. The realization of current income will not be a factor in considering portfolio securities.

                                                   This portfolio is not available for:
                                                   . Pacific Corinthian variable annuity contracts
                                                   . variable annuity contracts that were issued on or after January 1, 1994.

                                                   [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in                      This portfolio's principal investment strategy is to invest in small to medium-
                                                   sized companies. It tends to emphasize companies that have a total market
A company's "capitalization" is a measure          capitalization of between $250 million and $1 billion. It invests principally
of its size. Capitalization is calculated by       in common stocks. The portfolio may also invest in fixed income securities,
multiplying the current share price by the         including those that can be converted into equity securities, and foreign
number of shares held by investors.                securities that are listed on a U.S. stock exchange or over the counter market.

A smaller company with a promising                 The portfolio is managed by a team of portfolio managers. The portfolio is
product or operating in a dynamic field            divided into segments, and each has its own manager who makes independent
may have greater potential for rapid               decisions within portfolio guidelines and objectives.
earnings growth than a larger one.
However, it may have a harder time                 When assessing companies, the team uses a value-oriented approach in which it
securing financing and may be more                 tries to identify the difference between the underlying value of a company and
sensitive to a setback in sales or to              the price of its security. Value is identified in a number of ways, including
economic downturns than larger, more               the relationship of the stock's current price to earnings, the strength of the
established companies.                             company's balance sheet, and price-to-book value. The team looks at a number of variables, including the fundamental long-term outlook for the company, the extent to which shares may be considered undervalued and the expectations of the market as a whole.

                                                   The team considers strong company management important, and investment decisions may be based on meetings with the company's senior executives and its competitors, as well as on information from economists, government officials and industry specialists.

                                                   To help it achieve its investment goal, the portfolio may lend some of its assets, as long as the loans it makes are secured.

                                                   The team may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from potential loss. In this case, the portfolio may invest in money market securities, short-
                                                   term corporate debt, preferred stocks and U.S. government securities.

                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                       The Growth Portfolio principally invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risk, among others:

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
                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                       . price volatility - the value of the portfolio changes as the prices of its
(continued)                                          investments go up or down. This portfolio invests in companies with smaller capitalizations, which may give the portfolio a higher risk of price volatility than a portfolio that invests in companies with larger capitalizations.

                                                   In addition, the securities of smaller companies generally have less liquidity and may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                                                   [SYMBOL] -----------------------------------------------------------------------

How the portfolio has performed                    Year by year total return (%)
                                                   as of December 31 each year
The bar chart shows how the portfolio's
performance has varied over the past               --------------------------------------------------------------------------------
10 years.                                            89       90       91      92      93      94      95      96      97      98

The table below the bar chart compares                                [BAR CHART OF TOTAL RETURN APPEARS HERE]
the portfolio's performance with the
Russell 2000 Small Stock Index, an index           34.96   (17.30)   39.15   20.53   21.89   (10.49)  25.75   23.62   30.27   2.69
of the stocks of approximately 2,000 U.S.          --------------------------------------------------------------------------------
small-capitalization companies.
                                                   Best and worst quarterly performance during this period:
Returns do not reflect fees and expenses           4th quarter 1998: 30.37%;  3rd quarter 1998: (25.65)%
associated with any variable annuity
contract or variable life insurance policy,        Average annual total return
and would be lower if they did.                    as of December 31, 1998                        1 year      5 years      10 years
                                                   --------------------------------------------------------------------------------
Looking at how a portfolio has performed           Growth Portfolio                               2.69%       13.23%       15.56%
in the past is important - but it's no             Russell 2000 Small Stock Index                (2.55)%      11.86%       12.92%
guarantee of how it will perform in the
future.
                                                   [SYMBOL] -----------------------------------------------------------------------

Who manages the portfolio                          Michael Ericksen, senior vice president of Capital Guardian, is the lead portfolio manager. He has 18 years of experience as an investment professional,
[LOGO OF CAPITAL GUARDIAN APPEARS HERE]            including 12 years with Capital Guardian or its affiliates.

The Growth Portfolio is managed by a               Robert Kirby, a senior partner of The Capital Group Partners L.P., has 46 years
team of portfolio managers at Capital              of experience as an investment professional, including 33 years with Capital
Guardian Trust Company. You'll find                Guardian or its affiliates.
more about Capital Guardian on page 44.
                                                   James Kang, vice president of Capital International Research Inc., has 12 years of experience as an investment professional, including 11 years with Capital
                                                   Guardian.


                                                                                                                                  15
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
ABOUT THE PORTFOLIOS                               AGGRESSIVE EQUITY PORTFOLIO

                                                   [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal                    This portfolio seeks capital appreciation. No consideration is given to income.

                                                   This portfolio is not available for:
                                                   . Pacific Corinthian variable annuity contracts.

                                                   [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in                      This portfolio's principal investment strategy is to invest in small emerging-
                                                   growth companies and medium-sized companies, but it may also invest in larger,
A company's "capitalization" is a measure          more well-established companies. It tends to emphasize companies that have a
of its size. Capitalization is calculated by       total market capitalization of up to $5 billion. The portfolio focuses
multiplying the current share price by the         primarily on U.S. companies, but may invest in companies located outside of the
number of shares held by investors.                U.S.

Price to earnings ratio (P/E) is one way of        Investments principally include common stock, as well as preferred stocks,
measuring the value of a company. It's             fixed income securities, some of which can be converted to equity securities,
simply the price of a stock divided by its         and warrants.
estimated or actual earnings per share. A
high P/E ratio could indicate a high level         The portfolio management team looks for companies that are expected to meet
of investor confidence in the company.             growth targets set by the team, and that have a price to earnings ratio that is lower than its expected growth rate. Within these guidelines, the team looks for three kinds of companies:

                                                   . undervalued companies, whose shares are being sold at a discount relative to the shares of similar companies, and that the team believes are likely to exceed growth expectations

                                                   . companies in cyclical industries, like technology or financial services, that the team believes are likely to experience rapid growth in the current economy

                                                   . companies that are experiencing changes, like a change in corporate structure, that the team believes are likely to result in growth.

                                                   Before investing in a company, the team usually meets with the company's management team, customers, competitors and suppliers, and may consult with external industry analysts. The team also analyzes the company's cash flow trends to try to determine its financial stability and the reliability of its projected earnings. The portfolio management team may also buy index options to try to increase returns, and use options and other derivatives to offset changes in currency exchange rates. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                                                   The team may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from potential loss. In this case, the portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities, mortgage related and asset backed securities, or money market instruments.

                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                       The Aggressive Equity Portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

Companies that have recently undergone             . price volatility - the value of the portfolio changes as the prices of its
a change in corporate structure may have             investments go up or down. This portfolio invests in companies that the team
a greater degree of price volatility than            thinks have the potential for above average growth, which may give the
more established companies because                   portfolio a higher risk of price volatility than a portfolio that invests
there's no guarantee that the new                    principally in equities that are "undervalued."
management structure will result in
growth.                                              Small emerging growth companies may be more susceptible to larger price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

16
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
                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                       . risks of foreign investing - foreign investments may be riskier than U.S.
(continued)                                          investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company
This portfolio may not invest more than              information, differences in the way securities markets operate, less secure
20% of its assets in foreign investments             foreign banks or securities depositories than those in the U.S., and foreign
that are principally traded outside the U.S.         controls on investment.

                                                   . risks of using derivatives - this portfolio may use index options and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                                   . short-term trading - the portfolio may engage in short-term trading, which could result in higher trading costs.

                                                   [SYMBOL] -----------------------------------------------------------------------

How the portfolio has performed                    Year by year total return (%)
                                                   as of December 31 each year/1/,/2/
The bar chart shows how the portfolio's
performance has varied since its                   --------------------------------------------------------------------------------
inception.                                                                                                   96       97        98

The table below the bar chart compares                               [BAR CHART OF TOTAL RETURN APPEARS HERE]
the portfolio's performance with the
Russell 2500 Index, an index of the stocks                                                                  7.86     3.78     13.22
of approximately 2,500 mid-capitalization          --------------------------------------------------------------------------------
U.S. companies.
                                                   Best and worst quarterly performance during this period: 4th quarter 1998:
Returns do not reflect fees and expenses           18.13%;  3rd quarter 1998: (15.27)%
associated with any variable annuity
contract or variable life insurance policy,        Average annual total return                                      Since inception
and would be lower if they did.                    as of December 31, 1998                     1 year               (April 1, 1996)
                                                   --------------------------------------------------------------------------------
Looking at how a portfolio has                     Aggressive Equity Portfolio/2/              13.22%                8.99%
performed in the past is important - but           Russell 2500 Index                           0.38%               13.12%
it's no guarantee of how it will perform in
the future.                                        /1/ Total return for 1996 is for the period from April 1, 1996 (commencement of operations) to December 31, 1996.
                                                   /2/ Alliance Capital Management L.P. began managing the portfolio on May 1, 1998 and some investment policies changed at that time. Another firm managed the portfolio before that date.



                                                   [SYMBOL] -----------------------------------------------------------------------

Who manages the portfolio                          Kevin O'Brien is senior vice president of Alliance Capital. He joined Alliance
                                                   Capital in 1988 and took over management of the Aggressive Equity Portfolio in
[LOGO OF ALLIANCE CAPITAL MANAGEMENT L.P.          1998. Before joining Alliance Capital, he was a partner at Campbell Advisors
APPEARS HERE]                                      and a portfolio manager at Connecticut Mutual Life Insurance. He has over 19 years of experience in asset management, is a chartered financial analyst and a
The Aggressive Equity Portfolio is                 member of Phi Beta Kappa. Kevin has a BA from Amherst College and an MA and PhD
managed by a team of portfolio managers            from Cornell University.
at Alliance Capital Management L.P. You'll
find more about Alliance Capital on                Alden Stewart is executive vice president of Alliance Capital. He joined
page 42.                                           Alliance Capital in 1971 as an analyst following various industry groups, and has been a portfolio manager since 1977. He began managing the Aggressive
                                                   Equity Portfolio in 1998. Alden has 27 years of investment experience, a BA from the University of Oregon and an MBA from the University of Chicago.

                                                   Steven M. Barry is vice president of Alliance Capital. He joined Alliance
                                                   Capital in 1988. Before joining Alliance Capital, he was an assistant vice president and portfolio manager at E.F. Hutton Asset Management. Steven has 14 years of investment experience and has a BA from Boston College.

                                                                                                                                  17

ABOUT THE PORTFOLIOS                           GROWTH LT PORTFOLIO

                                               [SYMBOL]----------------------------------------------------------------------

The portfolio's investment goal                This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.


                                               [SYMBOL]----------------------------------------------------------------------

What the portfolio invests in                  This portfolio's principal investment strategy is to invest in a large number of companies of any size, from small emerging growth to well established companies. It principally invests in common stock.

This portfolio may invest some of              The portfolio manager looks for companies that have high potential for earnings
its assets in foreign companies.               growth that may not be recognized by other investors. The portfolio manager
Investing globally offers greater              generally does not limit security selection to any industry sector or use other
diversification because the                    defined selection procedures. The realization of income is not a significant
portfolio can take advantage of                factor in considering portfolio securities. Before investing in a company, the
investment opportunities that are              portfolio manager may consider:
not available in the U.S.
                                               . how much demand there is for the company's products and services

                                               . how the company is positioned against its competitors

                                               . the regulatory environment in which the company operates.

                                               When selecting companies located outside the U.S., the portfolio manager may also consider:

                                               . expected levels of inflation

                                               . government policies influencing business conditions

                                               . the outlook for currency relationships

                                               . prospects for relative economic growth among countries, regions or geographic areas.

                                               The portfolio may also invest in fixed income securities, including lower-rated
                                               "junk" bonds.

                                               The Portfolio manager may use options, futures and other techniques to try to increase returns or to try to hedge against changes in interest rates or market
                                               declines. The manager may also use forward foreign currency contracts or        nds
                                               derivatives to hedge against changes in currency exchange rates. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                                               The portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria. The portfolio manager may temporarily change these strategies if he believes economic conditions make it necessary to try to protect the portfolio from potential loss.


                                               [SYMBOL]----------------------------------------------------------------------

Risks you should be aware of                   The Growth LT Portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. While equities may
This portfolio may not invest more than:       offer the potential for greater long-term growth than most fixed income
 . 10% of its assets in lower-rated "junk" bond securities, they generally have higher volatility. The portfolio may also be
 . 25% of its assets in foreign investments.    affected by the following risks, among others:

                                               . price volatility - the value of the portfolio changes as the prices of its investments go up or down. This portfolio invests in companies that the portfolio manager believes have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are "undervalued," for example.



                                                 [SYMBOL]---------------------------------------------------------------------------

Risks you should be aware of                       This portfolio may also invest in small and medium-sized companies, which may
(continued)                                        be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                                                 . risks of foreign investing - foreign investments may be riskier than U.S.
                                                   investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                 . risks of using derivatives - this portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                                 . short-term trading - the portfolio may engage in short-term trading, which could result in higher trading costs.

                                                 [SYMBOL]-------------------------------------------------------------------------

How the portfolio has performed                  Year by year total return (%)
                                                 as of December 31 each year/1/
The bar chart shows how the portfolio's
performance has varied since its                 ---------------------------------------------------------------------------------
inception.                                                                       94        95        96        97        98

The table below the bar chart compares the                           [BAR CHART OF TOTAL RETURN APPEARS HERE]
portfolio's performance with the Russell
2500 ndex, an index of 2,500 U.S. mid-cap                                       13.25     36.75     17.87     10.96     58.29
companies, and the Standard & Poor's 500         ---------------------------------------------------------------------------------
Composite Stock Price Index, an index of the
stocks of approximately 500 large-               Best and worst quarterly performance during this period:
capitalization U.S. companies.                   4th quarter 1998: 29.59%;  1st quarter 1997: (6.72)%

Returns do not reflect fees and expenses         Average annual total return                                    Since inception
associated with any variable annuity             as of December 31, 1998                               1 year  (January 4, 1994)/2/
contract or variable life insurance policy,      ----------------------------------------------------------------------------------
and would be lower if they did.                  Growth LT Portfolio                                   58.29%         26.26%
                                                 Russell 2500 Index                                     0.38%         14.13%
Looking at how a portfolio has performed in      Standard & Poor's 500 Composite Stock Price Index     28.58%         24.06%
the past is important - but it's no guarantee
of how it will perform in the future.            /1/ Total return for 1994 is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.
                                                 /2/ Portfolio total return calculated from inception date through end of period. Index total returns calculated from January 1, 1994 through end of period.

                                                 [SYMBOL]--------------------------------------------------------------------------

Who manages the portfolio                        Warren Lammert, III, vice president of Janus Capital Corporation, joined Janus in 1987 and is portfolio manager and executive vice president of Janus Mercury
[LOGO OF JANUS APPEARS HERE]                     Fund and executive vice president of Janus Investment Fund. He has also been the portfolio manager of various growth-oriented accounts since 1991. He has a
The Growth LT Portfolio is managed by Janus      BA in economics from Yale University and an MA in economic history (with
Capital Corporation. You'll find more about      distinction) from the London School of Economics, and is a chartered financial
Janus on page 44.                                analyst.

                                                                                                                                  19

ABOUT THE PORTFOLIOS                       EQUITY INCOME PORTFOLIO
                                           [SYMBOL]------------------------------------------------------------------------

The portfolio's investment goal            This portfolio seeks long-term growth of capital and income.

                                           [SYMBOL]------------------------------------------------------------------------

What the portfolio invests in              This portfolio's principal investment strategy is to invest in common stocks of large and medium-sized U.S. companies, but it may invest in small companies or
The portfolio manager tries to             in companies located outside the U.S. that are listed on a U.S. stock exchange.
achieve gross income of 75% of the
dividend income generated on the           The portfolio is managed by a team of portfolio managers who maintain industry
stocks included in the Standard and        sector weightings that are similar to those of the Standard & Poor's 500
Poor's 500 Composite Stock Price           Composite Stock Price Index. The team moderately underweights or overweights
Index. When selecting stocks,              sectors when it believes this will enhance performance.
however, the manager puts more
emphasis on the potential for              The team chooses companies to invest in within these industry sectors using a
capital appreciation than on current       three-step process:
dividends.
                                           Research - the team looks at company prospects over the short term as well as over a relatively long period - often as much as five years - to gain insight into a company's real growth potential.

                                           Value - the team ranks the companies in each industry group according to their relative value using quantitative earnings, cash flow and dividend analysis and forecasts. The more the team's estimated worth of a company exceeds the current market price of its stock, the more undervalued it considers the company.

                                           Stock selection - using the research and valuation rankings as a guide, the team buys stocks that are undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team considers a number of other criteria, including:
                                           . events that could trigger a rise in a stock's price
                                           . high potential reward compared with potential risk
                                           . temporary mispricings caused by market overreactions.

                                           The portfolio invests principally in dividend-paying common stock. It may also invest in other equity securities like non-dividend-paying common stock and preferred stock, and in fixed income securities that can be converted into equity securities.

                                           The portfolio may invest in index options, stock index futures and other techniques to try to increase returns, to try to gain access to a market or as a substitute for buying the securities in the index. The portfolio may also lend some of its assets, as long as the loans it makes are secured. The team may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from potential loss.


                                           [SYMBOL]------------------------------------------------------------------------

Risks you should be aware of               The Equity Income Portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                                           . price volatility - the value of the portfolio changes as the prices of its investments go up or down. The portfolio manager tries to control price volatility by investing in many different companies in a wide range of industries.

                                                 [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                     . risks of using derivatives - this portfolio may use options, futures
(continued)                                        contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                                 . risks of foreign investing - foreign investments may be riskier than U.S.
                                                   investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                 [SYMBOL] -----------------------------------------------------------------------

How the portfolio has performed                  Year by year total return (%)
                                                 as of December 31 each year/1/
The bar chart shows how the portfolio's
performance has varied over the past             --------------------------------------------------------------------------------
10 years.                                         89      90      91      92      93       94       95      96      97        98

The table below the bar chart compares                             [BAR CHART OF TOTAL RETURNS APPEARS HERE]
the portfolio's performance with the
Standard & Poor's 500 Composite Stock            29.22  (7.54)  31.42    5.36    8.29    (0.28)   31.66   19.43   28.60     24.18
Price Index, an index of the stocks of           --------------------------------------------------------------------------------
approximately 500 large-capitalization
U.S. companies.                                  Best and worst quarterly performance during this period:
                                                 4th quarter 1998: 21.81%;  3rd quarter 1990: (16.91)%
Returns do not reflect fees and expenses
associated with any variable annuity             Average annual total return
contract or variable life insurance policy,      as of December 31, 1998                               1 year   5 years  10 years
and would be lower if they did.                  --------------------------------------------------------------------------------
                                                 Equity Income Portfolio/1/                            24.18%   20.15%   16.19%
Looking at how a portfolio has performed         Standard & Poor's 500 Composite Stock Price Index     28.58%   24.06%   19.19%
in the past is important - but it's no
guarantee of how it will perform in the          /1/ J.P. Morgan Investment Management Inc. began managing the portfolio on
future.                                              January 1, 1994, and some investment policies changed at that time. Another firm managed the portfolio before that date.

                                                 [SYMBOL] -----------------------------------------------------------------------

Who manages the portfolio                        William Riegel, managing director, is a senior equity portfolio manager in the
                                                 U.S. equity and balanced accounts group. He started his career with J.P. Morgan
[LOGO OF J.P. MORGAN INVESTMENT                  in 1979 as an investment research analyst specializing in energy and machinery
APPEARS HERE]                                    companies, and joined the equity group in 1984. He assumed responsibility for managing convertible portfolios in 1987, and began managing the Equity Income
The Equity Income Portfolio is managed           Portfolio in 1997. He graduated from Williams College in 1978 and is a
by a team of portfolio managers at               chartered financial analyst.
J.P. Morgan Investment Management Inc.
You'll find more about J.P. Morgan on            Henry Cavanna, managing director, is a senior equity portfolio manager in the
page 44.                                         U.S. equity and balanced accounts group. He joined J.P. Morgan in 1971 and his first assignment was in pension administration. He began managing the Equity
                                                 Income Portfolio in 1997, and has a BA from Boston College and an LLB from the
                                                 University of Pennsylvania.

                                                                                                                                  21

ABOUT THE PORTFOLIOS                       MULTI-STRATEGY PORTFOLIO

                                           [SYMBOL] ------------------------------------------------------------------------

The portfolio's investment goal            This portfolio seeks to provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.

                                           [SYMBOL] ------------------------------------------------------------------------

What the portfolio invests in              This portfolio's principal investment strategy is to invest in a mix of equity and fixed income securities.

                                           Equity securities, which usually make up about 60% of the portfolio, are principally the common stock of large and medium-sized U.S. companies. The
A portfolio that invests in a mix of       portfolio may also invest in preferred stock, warrants, rights and fixed income
fixed income and equity securities         securities that can be converted into equity securities. Fixed income
tends to be less volatile than a           securities of any credit rating, which usually make up about 40% of the
portfolio that invests principally in      portfolio, are principally bonds and notes issued by U.S. and foreign companies
equities.                                  and governments, and mortgage related securities including stripped mortgage related securities.

                                           The portfolio management team allocates assets among equity and fixed income securities using a variety of analytical tools, and then periodically rebalances the portfolio to try to increase returns and reduce risk. The team will vary the percentage allocated to the two types of securities depending on
Duration is a mathematical measure of      its analysis of market conditions.
the average life of a bond that
includes its yield, coupon, final          Within the equity portion of the portfolio, the team uses the same three-step
maturity and call features. It's           investment process it uses for the Equity Income Portfolio. That process
often used to measure the potential        includes research, valuation of companies using quantitative dividend analysis,
volatility of a bond's price, and is       and selection of individual stocks based on their relative valuation.
considered a more accurate measure
than maturity of a security's              Within the fixed income portion of the portfolio, the team sets duration
sensitivity to changes in interest         objectives based on the yield curve, allocates assets across a broad range of
rates.                                     fixed income sectors, and then selects individual securities based on research by a team of managers, analysts and traders. The average duration of the portfolio will usually be within one year of the duration of the Lehman
                                           Brothers Aggregate Bond Index. The index had an average duration of 4.59 years on March 31, 1999.

                                           The team may use options, futures contracts and other techniques to try to increase returns or to try to hedge changes in interest rates. The team may also use derivatives to hedge against changes in currency exchange rates. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                                           [SYMBOL] ------------------------------------------------------------------------

Risks you should be aware of               The Multi-Strategy Portfolio invests in a mix of equity and fixed income securities. While equities may offer the potential for greater long-term growth
This portfolio may not invest more         than most fixed income securities, they generally have higher volatility. Fixed
than 10% of its assets in foreign          income securities are affected primarily by the financial condition of the
fixed income securities.                   company that has issued it, and changes in interest rates. The portfolio may be affected by the following risks, among others:

                                           . price volatility - the value of the portfolio changes as the prices of its investments go up or down. This portfolio invests in large and medium-sized companies, which tend to have less volatile prices than smaller companies.
                                             The portfolio may, however, invest in smaller companies.

                                           . changes in interest rates - the portfolio's fixed income investments may make it sensitive to changes in interest rates. The value of the portfolio may fall when interest rates rise.

                                           . credit risk - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.


                                           [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of               . risks of foreign investing - foreign investments may be riskier than U.S.
(continued)                                  investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                           . risks of using derivatives - this portfolio may use index options, futures contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                           . short-term trading - the portfolio can engage in short-term trading, which could result in higher trading costs.

                                           [SYMBOL] -----------------------------------------------------------------------

How the portfolio has performed            Year by year total return (%)
                                           as of December 31 each year/1/
The bar chart shows how the portfolio's
performance has varied over the past       --------------------------------------------------------------------------------
10 years.                                   89      90       91      92        93     94      95       96      97      98

The table below the bar chart compares                         [BAR CHART OF TOTAL RETURN APPEARS HERE]
the portfolio's performance with the
Standard &  Poor's 500 Composite Stock     23.42    1.47    24.03    5.57    9.25    1.50    25.25    12.56   19.62   18.17
Price Index, an index of the stocks of     --------------------------------------------------------------------------------
approximately 500 large-capitalization
U.S. companies, and the Lehman Brothers    Best and worst quarterly performance during this period:
Aggregate Bond Index, an index of fixed    4th quarter 1998: 12.08%;  3rd quarter 1990: (10.11)%
income securities.
                                           Average annual total return
Returns do not reflect fees and expenses   as of December 31, 1998                    1 year     5 years    10 years
associated with any variable annuity       --------------------------------------------------------------------------------
contract or variable life insurance        Multi-Strategy Portfolio/1/                18.17%      14.44%      13.07%
policy, and would be lower if they did.    Lehman Brothers Aggregate Bond Index        8.67%       7.27%       9.26%
                                           Standard & Poor's 500 Composite Stock
Looking at how a portfolio has performed   Price Index                               28.58%      24.06%      19.19%
in the past is important - but it's no
guarantee of how it will perform in the    /1/ J.P. Morgan Investment Management Inc. began managing the portfolio on
future.                                        January 1, 1994, and some investment policies changed at that time. Another firm managed the portfolio before that date.

                                           [SYMBOL] -----------------------------------------------------------------------

Who manages the portfolio                  William Riegel, managing director, is a senior equity portfolio manager in the equity and balanced accounts group. He started his career with J.P. Morgan in
[LOGO OF J.P. MORGAN INVESTMENT            1979 as an investment research analyst specializing in energy and machinery
APPEARS HERE]                              companies, and joined the equity group in 1984. He assumed responsibility for managing convertible portfolios in 1987, and began managing the Multi-Strategy
The Multi-Strategy Portfolio is            Portfolio in 1997. He graduated from Williams College in 1978 and is a
managed by a team of portfolio             chartered financial analyst.
managers at J.P. Morgan
Investment Management Inc. You'll          Henry Cavanna, managing director, is a senior equity portfolio manager in the
find more about J.P. Morgan on             U.S. equity and balanced accounts group. He joined J.P. Morgan in 1971 and his
page 44.                                   first assignment was in pension administration. He began managing the Multi-
                                           Strategy Portfolio in 1997. He has a BA from Boston College and an LLB from the
                                           University of Pennsylvania.

                                           William Tennille, vice president, joined J.P. Morgan in 1992. He began managing the Multi-Strategy Portfolio in 1997. He is a fixed income portfolio manager for pension and institutional accounts and also serves as a mortgage-backed and derivatives investment specialist for the fixed income group. He is a graduate of the University of North Carolina.

                                                                                                                                  23

ABOUT THE PORTFOLIOS                       LARGE-CAP VALUE PORTFOLIO

                                           [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal            This portfolio seeks long-term growth of capital. Current income is of secondary importance.

                                           This portfolio is not available for:

                                           . Pacific Corinthian variable annuity contracts

                                           . Pacific Select variable life insurance policies.

                                           [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in              This portfolio's principal investment strategy is to invest in common and preferred stocks of large U.S. companies. It tends to emphasize companies with
A company's "capitalization" is a          a total market capitalization of more than $5 billion that are included in the
measure of its size.                       Standard & Poor's 500 Composite Stock Price Index. It may also invest in
Capitalization is calculated by            foreign companies and fixed income securities and securities that can be
multiplying the current share              converted into equity securities.
price by the number of shares
held by investors.                         The portfolio management team looks for companies that are undervalued or expected to grow. It focuses on companies that meet one or more of the following criteria:

Undervalued companies may be               . companies that are believed to be fundamentally strong, but that aren't fully
fundamentally strong, but not                recognized by other investors
fully recognized by investors.
Their shares could be good                 . companies that are experiencing or that are expected to experience internal
investments because their prices             changes, like changes in corporate structure or capitalization do not reflect the true value of
the company.                               . companies that are developing new products, expanding into new markets, or taking advantage of changes in technology or of other changes in the industry or regulatory environment.

                                           The portfolio manager may use options, futures contracts and other techniques to try to increase returns or to try to hedge against changes in interest rates. The manager may also use derivatives to hedge changes in currency exchange rates. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                                           The portfolio may invest any amount in fixed income securities for current income.

                                           The team may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from potential loss.

                                           [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of               The Large-Cap Value Portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                                           . price volatility - the value of the portfolio changes as the prices of the investments it holds go up or down. The portfolio invests in large companies, which tend to have more stable prices than smaller companies.

This portfolio may not invest              . risks of foreign investing - foreign investments may be riskier than U.S.
more than 20% of its assets in               investments for many reasons, including changes in currency exchange rates,
foreign securities.                          unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                           . risks of using derivatives - this portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                           [SYMBOL] ------------------------------------------------------------------------

Who manages the portfolio                  Jack Cunningham is a portfolio manager and director of SaBAM, and is responsible for directing investment policy and strategy. He is a portfolio manager of the Salomon Brothers Investors Fund and an equity analyst
[LOGO OF SALOMON BROTHERS APPEARS HERE]    responsible for covering the food, tobacco, restaurant and real estate industries. He has managed the Large-Cap Value Portfolio since it started on
                                           January 4, 1999. Before joining SaBAM in 1995, Jack worked as an investment
The Large-Cap Value Portfolio is           banker and financial analyst for Salomon Brothers Energy Group. He holds a BA
managed by a team of portfolio             in English from the University of Virginia and an MBA from the Amos Tuck School
managers at Salomon Brothers Asset         at Dartmouth College.
Management Inc (SaBAM). You'll find
more about SaBAM on page 45.               Jack is supported by a team of 18 U.S. equity professionals, each of whom has specific fundamental and quantitative research skills relating to all stages of
                                           SaBAM's equity investment process.

PERFORMANCE OF COMPARABLE ACCOUNT

This portfolio has no historical           This chart does not show you the performance of the Large-Cap Value Portfolio --
performance because it started on          it shows the performance of a similar account managed by SaBAM
January 4, 1999.
                                           Annual total returns, and average annual total returns for the periods ending
The chart to the right shows the           December 31, 1998
historical performance of the
Salomon Brothers Investors Fund, a         ---------------------------------------------------------------------------------
mutual fund managed by Salomon                                                     Salomon Brothers Investors
Brothers Asset Management Inc since                                                Fund, adjusted to reflect
May 1, 1990. This fund has                                      Salomon Brothers   estimated fees and
investment objectives, policies and                             Investors Fund,    expenses of the Large-Cap
strategies that are substantially          Year                 Class O (%)        Value Portfolio (%)           S&P 500 (%)
similar to those of the Large-Cap          ---------------------------------------------------------------------------------
Value Portfolio.                           1998                 15.47              15.32                         28.58
                                           1997                 26.47              26.56                         33.36
This information shows the                 1996                 30.55              30.58                         22.96
historical track record of the             1995                 35.48              35.73                         37.58
portfolio manager and is not               1994                 (1.26)             (1.46)                         1.32
intended to imply how the Large-Cap        1993                 15.17              15.08                         10.08
Value Portfolio has performed or           1992                  7.44               7.30                          7.62
will perform. Total returns                1991                 29.31              29.32                         30.47
represent past performance of the          one year             15.47              15.32                         28.58
Salomon Brothers Investors Fund,           three years          24.00              23.98                         28.27
and not the Large-Cap Value                five years           20.59              20.59                         24.06
Portfolio.                                 since inception
                                           5/1/90/1/            17.41              17.36                         19.41
Returns do not reflect fees and            ---------------------------------------------------------------------------------
expenses associated with any
variable annuity contract or               /1/ Salomon Brothers Investors Fund has been managed by SaBAM since May 1, 1990.
variable life insurance policy, and            It was managed by another firm prior to that date.
would be lower if they did.
                                           The returns in the first column reflect advisory fees and operating expenses of the Salomon Brothers Investors Fund, Class O.

                                           The second column shows the gross performance of the Salomon Brothers Investors
                                           Fund, Class O, adjusted to reflect estimated fees and expenses of the Large-Cap
                                           Value Portfolio.

                                           The third column shows performance of the S&P 500, an index of the stocks of approximately 500 large-capitalization U.S. companies, during the same periods.

                                                                                                                                  25
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
ABOUT THE PORTFOLIOS                               MID-CAP VALUE PORTFOLIO

                                                   [SYMBOL] ---------------------------------------------------------------------

The portfolio's investment goal                    This portfolio seeks capital appreciation.

                                                   This portfolio is not available for:

                                                   . Pacific Corinthian variable annuity contracts

                                                   . Pacific Select variable life insurance policies.

                                                   [SYMBOL] ---------------------------------------------------------------------

What the portfolio invests in                      This portfolio's principal investment strategy is to invest at least 80% of its assets in the common stocks of medium-sized U.S. companies in the range of the
                                                   Russell Midcap Index that are believed to be undervalued based on their return on total capital or equity. The Russell Midcap Index is composed of selected common stocks of medium-sized U.S. companies.

A company's "capitalization" is a measure of its   The portfolio management team determines a company's value by comparing its size. Capitalization is calculated by multiplying  share price with its return on total capital or equity. Companies are
the current share price by the number of shares    considered undervalued when their share price is lower than their estimated
held by investors.                                 worth or growth prospects.

                                                   The portfolio management team attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team's global investment specialists apply both
Selling short is the opposite of a typical stock   quantitative and qualitative analysis to securities selection. The team focuses market transaction. Instead of buying a stock and  on individual stock selection rather than on forecasting stock market trends.
then selling it -  hopefully at a higher price -
you sell the stock first, and then buy it,         The team may also invest in equity securities of larger capitalization
hopefully at a lower price. In a short sale,       companies, investment grade fixed income securities, and foreign equity and
you normally borrow the stock you're selling.      fixed income securities.

                                                   To help it achieve its investment goal, the portfolio may lend some of its assets, as long as the loans it makes are secured. It may use borrowed money to make investments, which may include short selling securities it doesn't own.
                                                   The portfolio manager may use options, futures contracts and other techniques to try to increase returns or to try to hedge against changes in interest rates. The manager may also use derivatives to hedge against changes in currency exchange rates.

                                                   The team may temporarily change these strategies if it believes economic conditions make it necessary to protect the portfolio from potential loss. In this case, the portfolio may invest any amount in larger companies, short-term money market instruments or cash.

                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                       The Mid-Cap Value Portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may also be affected by the following risks, among others:

                                                   . price volatility - the value of the portfolio changes as the prices of the investments it holds go up or down. This portfolio invests in medium-sized companies, which are more susceptible to price swings than larger companies, but usually tend to have less volatile price swings than smaller companies.

This portfolio may not invest more than            . risks of foreign investing - foreign investments may be riskier than U.S.
15% of its assets in foreign investments.            investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                           [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of               . risks of using derivatives - this portfolio may use options, futures
(continued)                                  contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                           . risks of leveraging - leveraging, or using borrowed money to buy securities, can magnify the gain - and the loss - on the security. The portfolio will be charged interest on any money it borrows. The lender will have priority over shareholders against the portfolio's assets.

                                           [SYMBOL] -----------------------------------------------------------------------

Who manages the portfolio                  Herbert W. Gullquist, chief investment officer of Lazard and a vice chairman and managing director of Lazard Freres & Co. LLC, is responsible for ensuring
[LOGO OF LAZARD APPEARS HERE]              that all investment activity follows Lazard's investment philosophy and guidelines. He has managed the Mid-Cap Value Portfolio since it started on
The Mid-Cap Value Portfolio is             January 4, 1999. He has 38 years of investment management experience. Before
managed by a team of portfolio             joining Lazard in 1982, Mr. Gullquist was a general partner of Oppenheimer &
managers at Lazard Asset                   Company Inc. and a managing director and the chief investment officer of
Management. You'll find more               Oppenheimer Capital Corp. He has a BA from Northwestern University.
about Lazard on page 45.
                                           Eileen D. Alexanderson, managing director of Lazard Freres & Co. LLC, is responsible for U.S./global equity management and overseeing the day-to-day operations of the U.S.small cap and U.S. mid-cap equity investment teams. She has managed the Mid-Cap Value Portfolio since it started on January 4, 1999.
                                           Ms. Alexanderson joined Lazard in 1979 and has 19 years of investment experience. She is a chartered financial analyst and has a BS from St. John's
                                           University.

PERFORMANCE OF COMPARABLE ACCOUNTS

This portfolio has no historical           This chart does not show you the performance of the Mid-Cap Value Portfolio --
performance because it started on          it shows the performance of similar accounts managed by Lazard Asset Management
January 4, 1999.
                                           Annual total returns, and average annual total returns for the periods ending
The chart to the right shows the           December 31, 1998
historical performance of the
Lazard U.S. Mid-Cap Equity                 --------------------------------------------------------------------------------
Composite which is made up of six                                                Lazard U.S. Mid-Cap Equity
of Lazard's advisory accounts,                                                   Composite, adjusted to
including one mutual fund. Each                                                  reflect fees and estimated
account in the composite has                                Lazard U.S. Mid-Cap  expenses of the Mid-Cap    Russell Midcap
investment objectives, policies            Year             Equity Composite (%) Value Portfolio (%)        Index (%)
and strategies that are                    --------------------------------------------------------------------------------
substantially similar to those of          1998              3.12                 2.62                      10.10
the Mid-Cap Value Portfolio,               1997             28.39                27.83                      29.01
except that leverage has not been          1996             24.66                24.06                      19.00
a strategy used for the Lazard             one year          3.12                 2.62                      10.10
accounts.                                  since inception
                                           1/1/96           18.17                17.63                      19.12
This information shows the                 --------------------------------------------------------------------------------
historical track record of the
portfolio manager and is not               The results shown above are a composite of actual performance for six advisory
intended to imply how the Mid-Cap          accounts, including one mutual fund account, calculated according to the
Value Portfolio has performed or           standards set by the Association for Investment Management and Research (AIMR).
will perform. Total returns                Five of the accounts in the composite were not subject to the requirements of
represent past performance of the          the Investment Company Act of 1940 or Subchapter M of the Internal Revenue
Lazard U.S. Mid-Cap Equity                 Code, which, if imposed, could have affected the performance.
Composite and not the Mid-Cap
Value Portfolio.                           The first column shows performance of the Lazard U.S. Mid-Cap Equity Composite after average advisory fees and other expenses charged to the accounts in the
Returns do not reflect fees and            composite have been deducted. The fees and expenses of the composite include
expenses associated with any               investment advisory fees, but, for the accounts other than the mutual fund, do
variable annuity contract or               not include custody fees or other expenses normally paid by mutual funds and
variable life insurance policy,            which the Mid-Cap Value Portfolio will pay. If these were included, returns
and would be lower if they did.            would be lower.

                                           The second column shows the gross performance of the composite, adjusted to reflect the estimated fees and expenses of the Mid-Cap Value Portfolio.

                                           The third column shows performance of the Russell Midcap Index, an index consisting of 800 of the smallest companies in the Russell 1000 Index, for the same periods. The Russell 1000 Index is an index of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is an index of the 3,000 largest U.S. companies. Results include reinvested dividends.
                                                                                                                                  27
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
ABOUT THE PORTFOLIOS                       EQUITY PORTFOLIO

                                           [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal            This portfolio's primary investment objective is capital appreciation. Current income is of secondary importance.

                                           [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in              This portfolio's principal investment strategy is to invest in large capitalization U.S. companies that have better prospects for growth than the general U.S. economy. It normally invests at least 90% of its assets in equity
This portfolio is managed using a          securities of U.S. issuers.
computerized rating system that
seeks to forecast how companies            Investments include principally common stock, but the portfolio may also invest
will perform based on an analysis          in fixed income securities that can be converted into equity securities, and
of a broad range of variables              warrants. The portfolio management team uses the Russell 1000 Growth Index as
that measure their value, growth,          an overall model for the portfolio. The team tries to:
momentum and risk, and on the
portfolio managers' outlook on             . maintain industry, style, capitalization and risk characteristics that are
the market.                                  similar to the index.

                                           . find companies with capitalizations and earnings growth expectations that are above the average of the index and with dividend yields that are below the average of the index.

                                           The team selects individual companies using a proprietary computerized rating system, called a "multifactor model," combined with fundamental research.

                                           The portfolio managers may use options, futures or other techniques for either hedging or cross-hedging purposes or to try to increase returns. The portfolio may also lend some of its assets, as long as the loans it makes are secured.

                                           The team may temporarily change its strategies if it believes that economic conditions make it necessary to try to protect the portfolio from potential loss. In this case, the portfolio may invest in U.S. government securities, corporate bonds, repurchase agreements, or money market instruments, which may prevent the portfolio from achieving its investment goal.

                                           [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of               The Equity Portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                                           . price volatility - the value of the portfolio changes as the prices of the investments it holds go up or down. This portfolio principally invests in large companies, which tend to have less volatile prices than smaller companies. The portfolio managers also look for companies they think have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are
                                             "undervalued," for example.

                                           . risks of using derivatives - this portfolio may use options, futures and other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                           . short-term trading - the portfolio can engage in short-term trading, which could result in higher trading costs.


                                           [SYMBOL] -----------------------------------------------------------------------

How the portfolio has performed            Year by year total return (%)
                                           as of December 31 each year/1/
The bar chart shows how the
portfolio's performance has                --------------------------------------------------------------------------------
varied over the past 10 years.              89       90       91       92      93      94      95      96       97      98

The table below the bar chart                                  [BAR CHART OF TOTAL RETURN APPEARS HERE]
compares the portfolio's
performance with the Russell 1000          30.12   (2.55)    29.77    6.30   16.06   (2.87)   23.80   28.03   18.18   30.28
Growth Index, an index of large            --------------------------------------------------------------------------------
companies that have high price-to-
book ratios and forecasted growth          Best and worst quarterly performance during this period:
values. It also compares                   4th quarter 1998: 24.50%; 3rd quarter 1998: (15.53)%
performance with the Standard &
Poor's 500 Composite Stock Price           Average annual total return
Index, an index of the stocks of           as of December 31, 1998                   1 year     5 years    10 years
approximately 500 large-                   --------------------------------------------------------------------------------
capitalization U.S. companies.             Equity Portfolio/1/                       30.28%     18.84%     17.00%
                                           Russell 1000 Growth Index                 38.71%     25.70%     20.57%
Returns do not reflect fees and            Standard & Poor's 500 Composite Stock
expenses associated with any                Price Index                              28.58%     24.06%     19.19%
variable annuity contract or               --------------------------------------------------------------------------------
variable life insurance policy,
and would be lower if they did.            /1/ Goldman Sachs Asset Management began managing the portfolio on May 1, 1998, and some investment policies changed at that time. Another firm managed the
Looking at how a portfolio has                 portfolio before that date. Performance of the Equity Portfolio before 1995 is
performed in the past is                       based on the performance of the portfolio of the Pacific Corinthian Variable
important - but it's no guarantee              Fund, which the Pacific Select Fund acquired on December 31, 1994.
of how it will perform in the
future.                                    [SYMBOL] -----------------------------------------------------------------------

Who manages the portfolio                  Robert Jones, managing director, has 17 years of investment experience. Before joining Goldman Sachs in 1989, he provided quantitative research for a major
[LOGO OF GOLDMAN SACHS                     banking firm and an options consulting firm. His articles on quantitative
APPEARS HERE]                              techniques have been published in leading financial journals. He has a BA from
                                           Brown University and an MBA from the University of Michigan, and is a chartered
The Equity Portfolio is managed            financial analyst. He began managing the Equity Portfolio in 1998.
by a team of portfolio managers
at Goldman Sachs Asset                     Victor Pinter, vice president, was a consultant at Chase Econometrics/IDC and a
Management. You'll find more               project manager in the Information Technology Division of Goldman Sachs before
about Goldman Sachs on page 44.            he joined Goldman Sachs in 1985. He has a BS from Brooklyn College and an MBA from New York University's Stern School of Business. He joined the quantitative equity management team in 1992.

                                           Kent Clark, vice president, has a Bachelor of Commerce from the University of
                                           Calgary and an MBA from the University of Chicago, and is a chartered financial analyst. His research has been published in The Journal of Financial and
                                           Quantitative Analysis. He joined the quantitative equity management team in
                                           1992.

                                           Melissa Brown, vice president, is a product manager for the quantitative equity group. Before joining Goldman Sachs in 1998, she was the director of quantitative equity research at Prudential Securities for 14 years, was on
                                           Prudential's investment policy committee, and appeared on Institutional
                                           Investor Magazine's "All-Star" list every year from 1988 to 1997. She is a chartered financial analyst, and has a BS in economics from the Wharton School of the University of Pennsylvania and an MBA in finance from New York
                                           University.

                                                                                                                                  29
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

ABOUT THE PORTFOLIOS                       BOND AND INCOME PORTFOLIO

                                           [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal            This portfolio seeks to provide total return and income consistent with prudent investment management.

                                           [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in              This portfolio's principal investment strategy is to invest in a wide range of fixed income securities with varying terms to maturity, with an emphasis on
Total return is made up of income          long-term bonds. The portfolio normally invests at least 80% of its assets in
plus any gains in the value of             securities that are rated investment grade at the time of investment by a
the portfolio's securities.                credit rating agency, or that have not been rated, but the portfolio management team considers to be of comparable quality.

                                           These principally include:

                                           . corporate bonds and notes of U.S. companies, some of which may be high yield
                                             ("junk") bonds

                                           . U.S. treasury bonds and notes, or options or futures on them

Duration is a mathematical                 . fixed income securities issued by foreign companies and governments that are
measure of the average life of a             denominated in U.S. dollars or foreign currencies, some of which may be
bond that includes its yield,                issued by governments in emerging market countries
coupon, final maturity and call
features. It is often used to              . municipal securities including private activity bonds or industrial
measure the potential volatility             development bonds
of a bond's price, and is
considered a more accurate                 . mortgage related securities, including stripped mortgage related securities
measure than maturity of a                   and other asset-backed securities
security's sensitivity to changes
in interest rates.                         . fixed income securities with variable interest rates

                                           . fixed income securities that can be converted to equity securities.

                                           The portfolio management team chooses investments that have short, intermediate and long terms to maturity. The team uses duration management as a fundamental part of the portfolio's strategy. The average duration of the portfolio will usually be within one-half year of the duration of the Lehman Brothers
                                           Government/Corporate Long-Term Bond Index. The index had an average duration of
                                           10.27 years on March 31, 1999.

                                           The team may also use options, futures contracts and other hedging techniques when necessary to try to offset the effects of changes in interest rates and currency exchange rates. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                                           [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of               Since the Bond and Income Portfolio principally invests in fixed income securities of both U.S. and foreign issuers, it may be affected by the
The Bond and Income Portfolio              following risks, among others:
tends to have the most interest
rate risk of the Pacific Select            . changes in interest rates - the value of the portfolio may fall when interest
Fund bond portfolios because it              rates rise. Changes in interest rates may have a significant effect on this
invests in bonds with longer                 portfolio, because it primarily invests in securities with long terms to
terms to maturity, and maintains             maturity and may use hedging techniques. Bonds with longer durations tend to
a longer average portfolio                   be more sensitive to changes in interest rates, making them more volatile
duration.                                    than bonds with shorter durations. The portfolio may also invest in mortgage related securities and fixed income securities with variable interest rates.
                                             These can reduce returns if interest rates go down. Stripped mortgage related securities can be particularly sensitive to changes in interest rates.

                                           . credit risk - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may invest in high yield bonds, which may make it particularly subject to credit risk, especially during periods of economic uncertainty or during economic downturns.

30
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
                                           [SYMBOL] ------------------------------------------------------------------------

Risks you should be aware of               . inability to sell investments - the portfolio could lose money or not realize
(continued)                                  potential gains if it cannot sell an investment at the time and price that would be most beneficial to the portfolio. Securities whose credit ratings
This portfolio may not invest more than:     have been lowered, or that have been issued in emerging market countries, may be particularly difficult to sell.
 . 20% of its assets in lower-rated
  "junk" bonds, of which 15% may be        . risks of foreign investing - foreign investments may be riskier than U.S.
  in emerging markets                        investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company
 . 10% of its assets in foreign investments   information, differences in the way securities markets operate, less secure
  denominated in foreign currencies.         foreign banks or securities depositories than those in the U.S., and foreign controls on investment.
 . 10% of its assets in stripped
  mortgage related securities.             . risks of using derivatives - this portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                           [SYMBOL] ------------------------------------------------------------------------

How the portfolio has performed            Year by year total return (%)
                                           as of December 31 each year/1/
The bar chart shows how the
portfolio's performance has varied         ---------------------------------------------------------------------------------
over the past 10 years.                    89        90      91       92      93      94       95      96       97      98

The table below the bar chart                                [BAR CHART OF TOTAL RETURN APPEARS HERE]
compares the portfolio's
performance with the Lehman                17.04    3.27    24.32    8.09    19.39   (8.36)   33.71   (0.80)   16.32    8.97
Brothers Long-Term                         ---------------------------------------------------------------------------------
Government/Corporate Bond Index,
an index of bonds with maturities          Best and worst quarterly performance during this period:
of 10 years or more.                       2nd quarter 1995: 11.96%;  1st quarter 1996: (7.22)%

Returns do not reflect fees and            Average annual total return
expenses associated with any               as of December 31, 1998                     1 year        5 years        10 years
variable annuity contract or               ---------------------------------------------------------------------------------
variable life insurance policy, and        Bond and Income Portfolio/1/                 8.97%         9.03%          11.57%
would be lower if they did.                Lehman Brothers Long-Term
                                            Government/Corporate Bond Index            11.76%         9.12%          11.30%
                                           ---------------------------------------------------------------------------------
Looking at how a portfolio has
performed in the past is important -       /1/ Goldman Sachs Asset Management began managing the portfolio on May 1, 1998,
but it's no guarantee of how it will           and some investment policies changed at that time. Another firm managed the
perform in the future.                         portfolio before that date. Performance of the Bond and Income Portfolio before 1995 is based on the performance of the portfolio of the Pacific
                                               Corinthian Variable Fund, which the Pacific Select Fund acquired on
                                               December 31, 1994.


                                           [SYMBOL] ------------------------------------------------------------------------

Who manages the portfolio                  Jonathan Beinner, managing director, is co-head of the U.S. fixed income team, and heads the mortgage-backed and asset-backed securities group. He has two BS
[LOGO OF GOLDMAN SACHS APPEARS HERE]       degrees from the University of Pennsylvania. He worked in the trading and arbitrage group of Franklin Savings Associates before joining Goldman Sachs in
The Bond and Income Portfolio is managed   1990. He began managing the Bond and Income Portfolio in 1998.
by a team of portfolio managers at
Goldman Sachs Asset Management. You'll     Richard Lucy, vice president, is a chartered financial analyst and holds BS and
find more about Goldman Sachs on           MBA degrees from New York University. He managed fixed income assets at Brown
page 44.                                   Brothers Harriman & Co. for nine years before joining Goldman Sachs in 1992. He began managing the Bond and Income Portfolio in 1998.
                                                                                                                                  31

ABOUT THE PORTFOLIOS                                 EQUITY INDEX PORTFOLIO

                                                     [SYMBOL]-------------------------------------------------------------------

The portfolio's investment goal                      This portfolio seeks to provide investment results that correspond to the total return of common stocks that are publicly traded in the United States.

                                                     [SYMBOL]--------------------------------------------------------------------

What the portfolio invests in                        This portfolio's principal investment strategy is to invest in companies that are representative of the Standard & Poor's 500 Composite Stock Price Index as
                                                     a whole. It principally invests in common stock.

                                                     The portfolio management team has two objectives:

The goal of an index fund is to mirror the           . match the returns of the index before taking into account portfolio costs
performance of a specific index. Because             The portfolio usually holds between 200 and 450 of the stocks in the index and
individual investment selection is virtually         tries to match its industry weightings. Since the portfolio generally invests
eliminated, active portfolio management              in securities that are included in the index, it has similar risk
is not required.                                     characteristics and performance. The team periodically reviews and rebalances the portfolio's investments to more closely track the performance of the index.
This portfolio invests in companies that are         It will not, however, actively manage the portfolio or carry out a financial
included in the Standard & Poor's 500 Composite      analysis of its holdings.
Stock Price Index, an index of the stocks of
approximately 500 large-capitalization               The team frequently uses index futures as a substitute for securities or to
U.S. companies.                                      hedge against changes in securities prices.

                                                     Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio's ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

                                                     . lower transaction costs
                                                     This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

                                                     To help it achieve its investment goal, the portfolio may lend some of its assets, as long as the loans it makes are secured. The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

                                                     [SYMBOL]-----------------------------------------------------------------------

Risks you should be aware of                         The Equity Index Portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                                                     . price volatility - the value of the portfolio changes as the prices of the investments it holds go up or down. This portfolio primarily invests in large companies, which sometimes have less volatile prices than smaller companies.

32

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

                                           [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of               . stock market risk - The portfolio is not actively managed, and invests in
(continued)                                  securities included in the index regardless of their investment merit. The team cannot change this investment strategy, even temporarily to protect the portfolio from loss during poor economic conditions. This means the portfolio is susceptible to a general decline in the U.S. stock market.

                                           . risks of using derivatives - this portfolio frequently uses index futures and other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                           [SYMBOL] -----------------------------------------------------------------------

How the portfolio has performed            Year by year total return (%)
                                           as of December 31 each year/1/
The bar chart shows how the                ---------------------------------------------------------------------------------
portfolio's performance has                                 91     92     93     94     95     96     97     98
varied since its inception.
                                                     [BAR CHART OF BEST & WORST QUARTERLY  PERFORMANCE APPEARS HERE]
The table below the bar chart
compares the portfolio's                                  24.88   6.95   9.38   1.05  36.92   22.36  32.96  28.45
performance with the Standard &            ---------------------------------------------------------------------------------
Poor's 500 Composite Stock Price           Best and worst quarterly performance during this period:
Index, an index of the stocks of           4th quarter 1998: 21.31%;  3rd
approximately 500 large-                   quarter 1998: (9.91)%
capitalization U.S. companies.
                                           Average annual total return                             Since inception
Returns do not reflect fees and            as of December 31, 1998         1 year      5 years     (January 30, 1991)/2/
expenses associated with any               --------------------------------------------------------------------------------
variable annuity contract or               Equity Index Portfolio          28.45%      23.66%      19.93%
variable life insurance policy,            Standard & Poor's 500
and would be lower if they did.             Composite Stock Price
                                            Index                          28.58%      24.06%      20.41%
Looking at how a portfolio has
performed in the past is                   /1/Total return for 1991 is for the period from January 30, 1991 (commencement
important - but it's no guarantee             of operations) to December 31, 1991.
of how it will perform in the              /2/Portfolio total return calculated from inception date through end of period.
future.                                       Index total return calculated from February 1, 1991 through end of period.

Who manages the portfolio              [SYMBOL] -----------------------------------------------------------------------

[LOGO OF BANKERS TRUST                 The Equity Index Portfolio is managed by the Structured Investment Management
APPEARS HERE]                          Group of Bankers Trust Company. Founded in 1903, Bankers Trust is among the largest index fund managers in the world. You'll find more about Bankers Trust on page 43.

33
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

ABOUT THE PORTFOLIOS                       SMALL-CAP INDEX PORTFOLIO

                                           [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal            This portfolio seeks investment results that correspond to the total return of an index of small capitalization companies.

                                           This portfolio is not available for:
                                           . Pacific Corinthian variable annuity contracts
                                           . Pacific Select variable life insurance policies.

                                           [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in              This portfolio's principal investment strategy is to invest in companies that are included in the Russell 2000 Small Stock Index. It principally invests in common stock.

                                           The portfolio management team has two objectives:

The goal of an index fund is to            . match the returns of the index before taking into account portfolio costs
mirror the performance of a                The portfolio can invest in any number of the stocks in the index and tries to
specific index. Because                    match its industry weightings. Since the portfolio generally invests in
individual investment selection            securities that are included in the index, it has similar risk characteristics
is virtually eliminated, active            and performance. The team periodically reviews and rebalances the portfolio's
portfolio management is not                investments to more closely track the performance of the index. It will not,
required and transaction costs             however, actively manage the portfolio or carry out a financial analysis of its
are reduced.                               holdings.

This portfolio invests in                  The team frequently uses index futures as a substitute for securities or to
companies that are included in             hedge against changes in securities prices.
the Russell 2000 Small Stock
Index, an index of the 2,000               Portfolio returns will likely be lower than the index because of transaction
smallest companies listed in the           costs and other expenses the portfolio has to pay. The portfolio's ability to
Russell 3000 Index.                        match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

                                           . lower transaction costs
                                           This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

                                           To help it achieve its investment goal, the portfolio may lend some of its assets, as long as the loans it makes are secured. The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

                                           [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of               The Small-Cap Index Portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                                           . price volatility - the value of the portfolio changes as the prices of the investments it holds go up or down. This portfolio invests in small-cap companies, which tend to have higher price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

34
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
                                        [SYMBOL]------------------------------------------------------------------------

Risks you should be aware of            . stock market risk - The portfolio is not actively managed, and invests in
(continued)                               securities included in the index regardless of their investment merit. It cannot modify its investment strategy to respond to changes in the economy, which means the portfolio is susceptible to a general decline in the U.S.
                                          stock market.

                                        . risks of using derivatives - this portfolio frequently uses index options and other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                        [SYMBOL]------------------------------------------------------------------------

Who manages the portfolio               The Small-Cap Index Portfolio is managed by the Structured Investment
                                        Management Group of Bankers Trust Company. Founded in 1903, Bankers Trust is
[LOGO OF BANKERS TRUST APPEARS HERE]    among the largest index fund managers in the world. You'll find more about
                                        Bankers Trust on page 43.

PERFORMANCE OF COMPARABLE ACCOUNT

This portfolio has no historical        This chart does not show you the performance of the Small-Cap Index Portfolio --
performance because it started on       it shows the performance of a similar account managed by Bankers Trust Company
January 4, 1999.                        Annual total returns, and average annual total returns for the periods ending
                                        December 31, 1998

                                        -----------------------------------------------------------------------------------------
The chart to the right shows the                                                 BT Advisor Small-Cap Index
historical performance of the BT                                                 Fund, adjusted
Advisor Small-Cap Index Fund, a                          BT Advisor Small-Cap    to reflect fees and estimated
mutual fund managed by Bankers                           Index Fund,             expenses of the Small-        Russell 2000 Small
Trust. This fund has investment         Year             Institutional Class (%) Cap Index Portfolio (%)       Stock Index (%)
objectives, policies and strategies     -----------------------------------------------------------------------------------------
that are substantially similar to       1998             (2.60)                  (2.91)                        (2.55)
those of the Small-Cap Index            1997             23.00                   23.69                         22.36
Portfolio.                              1996/1/           9.47                    9.21                         15.66
                                        one year         (2.60)                  (2.91)                        (2.55)
This information shows the              since inception
historical track record of the          7/10/96/1/       11.58                   11.27                         11.85
portfolio manager and is not            -----------------------------------------------------------------------------------------
intended to imply how the Small-
Cap Index Portfolio has performed       /1/ Fund total returns calculated from inception date through end of period.
or will perform. Total returns              Index total return calculated from 7/31/96 through end of period.
represent past performance of the
BT Advisor Small-Cap Index Fund,        The returns in the first column reflect the advisory fees and operating
Institutional Class, and not the        expenses of the BT Advisor Small-Cap Index Fund, Institutional Class.
Small-Cap Index Portfolio.
                                        The second column shows the gross performance of the fund, adjusted to reflect
Returns do not reflect fees and         estimated fees and expenses of the Small-Cap Index Portfolio.
expenses associated with any
variable annuity contract or            The third column shows performance of the Russell 2000 Small Stock Index, an
variable life insurance policy, and     index of the 2,000 smallest companies listed in the Russell 3000 Index. Results
would be lower if they did.             include reinvested dividends.

                                                                                                                                  35
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
ABOUT THE PORTFOLIOS                               REIT PORTFOLIO

                                                   [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal                    This portfolio seeks current income and long-term capital appreciation.

                                                   This portfolio is not available for:

                                                   . Pacific Corinthian variable annuity contracts

                                                   . Pacific Select variable life insurance policies.

                                                   [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in                      This portfolio's principal investment strategy is to invest at least 65% of its assets in securities of real estate investment trusts. It may also invest in equity securities of real estate operating companies whose principal business is in the U.S. real estate industry. Some of these companies may be foreign.
Real estate investment trusts (REITs)
and real estate operating companies are            The portfolio may also invest in properties, including office and industrial
entities that own portfolios of real estate.       buildings, apartments, manufactured homes and hotels.
REITs invest primarily in properties that
produce income and in real estate-related          The portfolio management team tries to earn gross income that's higher than the
loans or interests.                                dividend yield of the Standard & Poor's 500 Composite Stock Price Index.

                                                   The portfolio management team uses a "top-down" process to determine how assets are allocated. The team focuses on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income. When selecting securities, the team uses a "bottom-up"
                                                   process that emphasizes value, and looks at underlying asset values, values per square foot and property yields.

                                                   The team may use options and other techniques to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against changes in interest rates. To help it achieve its investment goal, the portfolio may lend some of its assets, as long as the loans it makes are secured.

                                                   The team may change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from a potential loss. In this case, the portfolio may invest any amount in investment grade short- and medium-term fixed income securities or cash.

                                                   [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of                       The REIT Portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may also be affected by the following risks, among others:

The portfolio is considered to be                  . price volatility - the value of the portfolio changes as the prices of the
"non-diversified" because it may invest in           investments it holds go up or down. This portfolio invests in companies
securities of a fewer number of issuers than         participating in the real estate industry. The prices of these companies are
other portfolios. This increases the risk that       affected by real estate cycles, cash flows, availability of mortgage
its value could go down because of the poor          financing, changes in interest rates, overbuilding, property taxes and
performance of a single investment.                  operating expenses, environmental regulation and changes in zoning laws and regulations.

                                                   . risks of real estate investment trusts (REITs) - REITs expose the portfolio to the risks of the real estate market. For example, some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment.
                                                     Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and have to pay management expenses.

36
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
                                           [SYMBOL] ---------------------------------------------------------------------

Risks you should be aware of               . risks of foreign investing - foreign investments may be riskier than U.S.
(continued)                                  investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company
This portfolio may not invest more           information, differences in the way securities markets operate, less secure
than 10% of its assets in foreign            foreign banks or securities depositories than those in the U.S., and foreign
investments.                                 controls on investment.

                                           . risks of using derivatives - this portfolio may use options, futures contracts and other investment techniques such as interest-sensitive derivative products and structured notes to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility. When it invests in structured notes and other derivatives, this portfolio is particularly sensitive to the risk that the other party to the derivative cannot meet its financial obligations to pay the portfolio.

                                           [SYMBOL] ---------------------------------------------------------------------

Who manages the portfolio                  Theodore Bigman, principal, joined MSAM in 1995 and manages its global real estate investment business. He has managed the REIT Portfolio since it started
[LOGO OF MORGAN STANLEY                    on January 4, 1999. Before joining MSAM, he was a director at CS First Boston,
 APPEARS HERE]                             where he established and managed the REIT effort, and had primary responsibility for $2.5 billion of initial public offerings by real estate
The REIT Portfolio is managed by           investment trusts. He graduated from Brandeis University in 1983 with a BA in
Morgan Stanley Asset Management            Economics and received an MBA from Harvard University in 1987.
(MSAM). You'll find more about MSAM
on page 45.                                Douglas A. Funke, vice president, joined Morgan Stanley & Co. Incorporated,
                                           MSAM's affiliate, in 1993 and MSAM in 1995. He is responsible for providing research and analytical support for its real estate investment business. He has been associated with the REIT Portfolio since its inception and was named portfolio manager on January 29, 1999. Before joining MSAM, he was a member of
                                           Morgan Stanley's Interest Rate and Foreign Exchange Risk Management Group,
                                           where he assisted in more than $3 billion of structured financings and firm-
                                           related risk management projects. He graduated from the University of Chicago in 1993 with a B.A. in Economics and Political Science.

PERFORMANCE OF COMPARABLE ACCOUNT

This portfolio has no historical           This chart does not show you the performance of the REIT Portfolio -- it shows
performance because it started on          the performance of a similar account managed by Morgan Stanley Asset Management
January 4, 1999.                           Annual total returns and average annual total returns for the periods ending
                                           December 31, 1998
The chart to the right shows the
historical performance of the Morgan       -------------------------------------------------------------------------------
Stanley Dean Witter Institutional                                                  Morgan Stanley U.S. Real
Fund, Inc.--U.S. Real Estate                                                       Estate Fund, adjusted
Portfolio (Morgan Stanley U.S. Real                         Morgan Stanley         to reflect estimated
Estate Fund), a mutual fund managed                         U.S. Real Estate Fund, fees and expenses         NAREIT Equity
by Morgan Stanley Asset Management.        Year             Class A (%)            of the REIT Portfolio (%) Index (%)
This fund has investment objectives,       -------------------------------------------------------------------------------
policies and strategies that are
substantially similar to those of          1998             (12.29)                (12.49)                   (17.50)
the REIT Portfolio.                        1997              27.62                  27.70                     20.29
                                           1996              39.56                  39.72                     35.26
This information shows the                 1995/1/           21.07                  20.83                     14.99
historical track record of the             one year         (12.29)                (12.49)                   (17.50)
portfolio manager and is not               since inception
intended to imply how the REIT             2/24/95           18.00                  17.95                     11.93
Portfolio has performed or will            -------------------------------------------------------------------------------
perform. Total returns represent
past performance of the Morgan             /1/ Total return is based on the period from February 24, 1995 to December 31,
Stanley U.S. Real Estate Fund, Class           1995.
A and not the REIT Portfolio.
                                           The returns in the first column reflect advisory fees and expenses of the
These returns do not reflect fees          Morgan Stanley U.S. Real Estate Fund, Class A.
and expenses associated with any
variable annuity contract or               The second column shows the gross performance of the Morgan Stanley U.S. Real
variable life insurance policy, and        Estate Fund, Class A, adjusted to reflect estimated fees and expenses of the
would be lower if they did.                REIT Portfolio.

                                           The third column shows the gross performance of the North American Real Estate
                                           Investment Trust (NAREIT) Equity Index, an index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ, for
                                           the same periods. Results include reinvested dividends.
                                                                                                                                  37

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
ABOUT THE PORTFOLIOS                       INTERNATIONAL PORTFOLIO

                                           [SYMBOL] -----------------------------------------------------------------------

The portfolio's investment goal            This portfolio seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the United States. Current income from dividends and interest will not be an important consideration.

                                           [SYMBOL] -----------------------------------------------------------------------

What the portfolio invests in              This portfolio's principal investment strategy is to invest in a broadly diversified portfolio of companies located in developed countries outside of
The Morgan Stanley Capital                 the U.S. It may also invest in securities issued in emerging market countries.
International Europe,
Australasia, Far East (EAFE)               It invests at least 70% of its assets in common stock, but it may also invest
Index is made up of over 1,000             in fixed income securities that can be converted into equity securities.
stocks from 20 developed markets
in Europe, Australia, New Zealand          MSAM uses a two-step process to manage the portfolio:
and Asia. The index reflects the
relative size of each market and           . allocates assets among three geographic regions - MSAM's New York office,
is a commonly used benchmark for             under the supervision of the portfolio manager, decides on the optimal
the performance of companies in              allocation of the portfolio's assets principally among Europe, Japan and
developed countries outside North            developed Asia, including Australia and New Zealand, but may also invest in
America.                                     other countries. Regional allocation decisions are based on a variety of factors, including relative valuations, earnings expectations, macroeconomic factors, as well as input from the regional stock selection teams and from the firm's asset allocation committee, which is made up of several of the company's senior investment professionals.

                                           . invests in companies that are undervalued - once MSAM has determined the regional allocation, individual stocks are selected by regional portfolio management teams in London, Tokyo and Singapore. Each regional team is responsible for buying securities in Europe, Japan and Asia, respectively.
                                             The regional teams look for stocks with an estimated worth that they believe to be higher than their current share price. The regional specialists review each company's finances, products and management, and in many cases will meet with company management, before buying the stock for the portfolio. The portfolio may invest in companies of any size.

                                           MSAM may use currency hedging techniques like foreign currency forward contracts or options to offset changes in foreign exchange rates. The team may also use stock index futures to gain additional exposure to foreign markets. To meet cash flow needs, the portfolio may invest some of its assets in cash or money market securities denominated in U.S. dollars or foreign currencies. It may also lend some of its assets, as long as the loans it makes are secured.

                                           MSAM may change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from a potential loss. In this case, the portfolio may invest a portion of its assets in foreign or U.S. fixed income securities or money market instruments.

                                           [SYMBOL] -----------------------------------------------------------------------

Risks you should be aware of               The International Portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                                           . price volatility - the value of the portfolio changes as the prices of the investments it holds go up or down. Small-cap and mid-cap companies may be more susceptible to larger price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

38
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

                                                     [SYMBOL]---------------------------------------------------------------------

Risks you should be aware of                         . risks of foreign investing - foreign investments may be riskier than U.S.
(continued)                                            investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                     . risks of using derivatives - this portfolio may invest in foreign currency transactions, forward foreign currency contracts or options, index options futures and other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                                     [SYMBOL]----------------------------------------------------------------------

How the portfolio has performed                      Year by year total return (%)
                                                     as of December 31 each year/1/
The bar chart shows how the portfolio's
performance has varied over the past 10 years.       ------------------------------------------------------------------------------
                                                      89       90      91      92      93      94      95      96      97      98
The table below the bar chart compares the
portfolio's performance with the Morgan Stanley                         [BAR CHART OF TOTAL RETURN APPEARS HERE]
Capital International Europe, Australasia,
Far East Index (MSCI EAFE Index), an index of        20.51   (13.48)  10.92  (9.78)  30.02    3.01   10.56   21.89    9.28    5.60
stocks from 20 countries in Europe, Australia,       ------------------------------------------------------------------------------
New Zealand and Asia.
                                                      Best and worst quarterly performance during this period:
Returns do not reflect fees and expenses              3rd quarter 1989: 18.42%;  3rd quarter 1990: (20.35)%
associated with any variable annuity
contract or variable life insurance policy,           Average annual total return
and would be lower if they did.                       as of December 31, 1998                   1 year      5 years      10 years
                                                      ----------------------------------------------------------------------------
Looking at how a portfolio has performed in the       International Portfolio/1/                5.60%       9.88%        8.07%
past is important - but it's no guarantee of how      MSCI EAFE Index                           20.33%      9.50%        5.86%
it will perform in the future.
                                                      /1/ Morgan Stanley Asset Management began managing this portfolio on June 1,
                                                          1997. Other firms managed the portfolio before that date.
Who manages the portfolio
                                                     [SYMBOL] --------------------------------------------------------------------
[LOGO OF MORGAN STANLEY ASSET MANAGEMENT
 APPEARS HERE]                                       Francine Bovich, managing director, has been a portfolio manager at Morgan
                                                     Stanley Asset Management since April 1993, and began managing the International
The International Portfolio is managed by Morgan     Portfolio in 1997. She serves as the U.S. Representative to the United Nations
Stanley Asset Management (MSAM). You'll find more    Investment Committee. She graduated from Connecticut College with a BA in
about MSAM on page 45.                               economics and received her MBA in finance from New York University.

                                                                                                                                  39
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ABOUT THE PORTFOLIOS                       EMERGING MARKETS PORTFOLIO

                                           [SYMBOL]----------------------------------------------------------------------

The portfolio's investment goal            This portfolio seeks long-term growth of capital.

                                           This portfolio is not available for:
                                           . Pacific Corinthian variable annuity contracts.

                                           [SYMBOL]----------------------------------------------------------------------

What the portfolio invests in              This portfolio's principal investment strategy is to invest in companies that are located in countries that are generally regarded as "emerging market"
Emerging market countries are              countries. It principally invests in common stock.
typically less developed
economically than industrialized           The portfolio manager determines the overall portfolio construction and works
countries and offer high growth            closely with a portfolio management team. The portfolio manager uses a two-step
potential as well as considerable          process to manage the portfolio:
investment risk. These countries
are generally located in South             . allocates assets among countries that are considered to be undervalued - the
America, Asia, the Middle East and           portfolio manager analyzes emerging markets around the world and assigns a
Eastern Europe.                              ranking to each country to reflect those the manager believes to be relatively undervalued. He may - but is not required to - use the Morgan
                                             Stanley Capital International (MSCI) Emerging Markets Free Index as a guide when selecting countries to invest in.

                                           . chooses companies within this country allocation using two criteria - the portfolio manager then directs the team to look for high quality companies that are undervalued and expected to grow. The value of a company is determined by comparing its estimated worth with its current market price.
                                             The quality of a company and its growth potential are determined by its growth in earnings and the strength of its balance sheet.

                                           The team may use options, futures contracts and other techniques to try to increase returns. It may also use derivatives to hedge changes in currency exchange rates. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                                           The portfolio's policy is to have almost all portfolio assets in common stock at all times. The portfolio may, however, invest in U.S. government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing.

                                           [SYMBOL]----------------------------------------------------------------------

Risks you should be aware of               The Emerging Markets Portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. While equities
Companies in emerging markets may be       may offer the potential for greater long-term growth than most fixed income
especially volatile. The value of          securities, they generally have higher volatility. The portfolio may be
this portfolio may have greater            affected by the following risks, among others:
price swings than most of the
Pacific Select Fund portfolios.            . price volatility - the value of the portfolio changes as the prices of its investments go up or down. This portfolio invests in companies in emerging markets, which may be particularly volatile. It also invests in smaller companies, which tend to have higher price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

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Risks you should be aware of               . risks of foreign investing - foreign investments may be riskier than U.S.
(continued)                                  investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging markets countries.

                                           . risks of using derivatives - this portfolio may invest in foreign currency transactions, forward foreign currency contracts or options, futures and use other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                                           [SYMBOL]-----------------------------------------------------------------------

How the portfolio has performed            Year by year total return (%)
                                           as of December 31 each year/1/
The bar chart shows how the
portfolio's performance has varied         -------------------------------------------------------------------------------
since its inception.                                                                            96        97         98

The table below the bar chart                                [BAR CHART OF TOTAL RETURN APPEARS HERE]
compares the portfolio's performance
with the Morgan Stanley Capital                                                               (3.23)    (1.69)    (26.83)
International (MSCI) Emerging              -------------------------------------------------------------------------------
Markets Free Index, an index of
approximately 879 stocks from              Best and worst quarterly performance during this period:
approximately 26 emerging market           4th quarter 1998: 12.22%; 3rd quarter 1998: (25.07)%
countries.
                                           Average annual total return                                    Since inception
Returns do not reflect fees and            as of December 31, 1998                          1 year        (April 1, 1996)
expenses associated with any variable      -------------------------------------------------------------------------------
annuity contract or variable life          Emerging Markets Portfolio                       (26.83)%      (12.32)%
insurance policy, and would be lower if    MSCI Emerging Markets Free Index                 (25.34)%      (14.08)%
they did.
                                           /1/ Total return for 1996 is for the period from April 1, 1996 (commencement of
Looking at how a portfolio has                 operations) to December 31, 1996.
performed in the past is important -
but it's no guarantee of how it
will perform in the future.

                                           [SYMBOL]-----------------------------------------------------------------------

Who manages the portfolio                  James Smith is a co-founder of Blairlogie, and has been its chief investment officer and a managing director since 1992. He is the portfolio manager and is
[LOGOS OF BLAIRLOGIE APPEARS HERE]         responsible for setting investment policy, asset allocation, and managing a team of six professionals who specialize in stocks in Europe, Asia, and the
The Emerging Markets Portfolio is          Americas, and in currency and derivatives. He has a BA in Economics from London
managed by a team of portfolio             University and an MBA from Edinburgh University. He began managing the Emerging
managers at Blairlogie Capital             Markets portfolio in 1996.
Management. You'll find more about
Blairlogie on page 43.

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MANAGING THE PACIFIC SELECT FUND

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[LOGO OF PACIFIC LIFE APPEARS HERE]           Founded in 1868, Pacific Life ranks among the 20 largest life insurance companies in America based on admitted assets. The Pacific Life family of
Pacific Life Insurance Company                companies managed $290 billion in assets as of December 31, 1998, making it one
700 Newport Center Drive                      of the largest financial institutions in America.
Newport Beach, California 92660
                                              Pacific Life provides life and health insurance products, group employee benefits and individual annuities, and offers a variety of investment products and services to individuals, businesses and pension plans.

                                              In its role as the fund's investment adviser, Pacific Life supervises the management of all of the fund's portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. To
                                              manage the other portfolios, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities.
                                              Pacific Life oversees and monitors the performance of these portfolio managers.

                                              Pacific Life and the other portfolio managers provide their services under agreements that are reviewed by the fund's board of trustees every year after the first two years, and can be canceled. Pacific Life and the fund can replace the other portfolio managers or change their contracts without shareholder approval under an exemptive order from the SEC.

                                              ------------------------------------------------------------------------------------
[LOGO OF ALLIANCE CAPITAL APPEARS HERE]       Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in Alliance Capital Management L.P.
Alliance Capital Management L.P.              (Alliance Capital), began managing assets in 1971. Alliance Capital, an
1345 Avenue of the Americas                   indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the
New York, New York 10105                      United States (Equitable), manages assets for corporate and individual clients, including 31 of the top 100 of America's Fortune 500 companies. Alliance Capital employs over 190 investment professionals in 23 offices of affiliates and subsidiaries around the world, and had over $286.7 billion in assets under management as of December 31, 1998. Equitable is a wholly-owned subsidiary of the
                                              Equitable Companies Incorporated which in turn is controlled by AXA, a French insurance company.

                                              Alliance Capital focuses on individual companies. Its four-person Aggressive
                                              Growth team, which includes two portfolio managers and two analysts, seeks a strong rapport with, and conviction in, the management teams of every company
                                              Alliance Capital invests in.

                                              Alliance Capital manages the Aggressive Equity Portfolio.
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[LOGO OF BANKERS TRUST APPEARS HERE]       Founded in 1903, Bankers Trust has over 400 institutional clients around the world, and manages more than 26 other mutual fund portfolios. It had over
                                           $361.9 billion in assets under management as of December 31, 1998. Bankers
Bankers Trust Company                      Trust specializes in the management of index funds. Its trading strategies -
130 Liberty Street                         which include extensive trading networks and automated trading systems - help
New York, New York 10006                   it increase portfolio returns while keeping transaction and custody costs to a minimum. Bankers Trust manages the Equity Index Portfolio and the Small-Cap
                                           Index Portfolio.

                                           In November 1998, Deutsche Bank AG entered into an agreement to acquire all outstanding shares of the common stock of Bankers Trust Corporation, which owns
                                           Bankers Trust Company. The acquisition is tentatively scheduled to close in the second quarter of 1999, and must be approved by shareholders representing two-
                                           thirds of all Bankers Trust Corporation common stock shares and by various worldwide regulatory authorities. If the acquisition results in a change of control under the 1940 Act, new portfolio management agreements with Bankers
                                           Trust will be required. In anticipation of this, the sole shareholder of the
                                           Small-Cap Index Portfolio has approved a new agreement in which Bankers Trust would continue as the portfolio manager. The new agreement will come into effect if the acquisition is completed. The shareholders of the Equity Index
                                           Portfolio may also be required to vote on a new portfolio management agreement.
                                           A supplement will be added to this prospectus if the acquisition is not completed according to the schedule described above.

                                           On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York
                                           to resolve an investigation into inappropriate transfers of unclaimed funds and related recordkeeping problems that occurred between 1994 and early 1996.
                                           Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York.

                                           The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates. As a result of the plea, absent an order from the SEC, Bankers
                                           Trust may not be able to continue to provide investment advisory services to the fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. Bankers Trust has applied to the SEC for a permanent order, but there is no assurance that the SEC will grant a permanent order. If the SEC does not grant the permanent order, the Board of Trustees would consider appropriate action.

                                           --------------------------------------------------------------------------------

[LOGO OF BLAIRLOGIE APPEARS HERE]          Blairlogie began operations in 1992 and had over $897 million in assets under management as of December 31, 1998. Blairlogie is a subsidiary of Alleghany
                                           Asset Management, Inc. and its affiliates.
Blairlogie Capital Management
4th Floor, 125 Princes Street              Based in Scotland, Blairlogie's team of seven investment professionals focuses
Edinburgh EH2 4AD Scotland                 on a top-down analysis of countries located in Europe, Asia and the Americas.

                                           Gavin Dobson is a co-founder of Blairlogie, and has been its chief executive officer and a managing director since 1992. He is responsible for Blairlogie's business development and oversees the relationship between the company and its institutional clients. He has 20 years of investment experience, including four years as president and chief operating officer of Murray Johnstone
                                           International in Chicago, Illinois. He has a BA in economics from Dundee
                                           University and a degree in Law from Edinburgh University.

                                           Blairlogie manages the Emerging Markets Portfolio.

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MANAGING THE PACIFIC SELECT FUND
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[LOGO OF CAPITAL GUARDIAN TRUST                     Capital Guardian Trust Company (CGTC), a wholly-owned subsidiary of The Capital
 COMPANY APPEARS HERE]                              Group Companies, Inc., was established in 1968 as a non-depository trust company. As of December 31, 1998, CGTC managed over $81 billion, primarily for
Capital Guardian Trust Company                      large institutional clients.
333 South Hope Street
Los Angeles, California 90071                       CGTC uses a multiple portfolio management system under which a group of portfolio managers each have investment discretion over a portion of a client's account. Portfolio management is supported by the research efforts of over 140 investment professionals within the global institutional group of companies within the Capital Group organization in various offices around the world. The global institutional group of companies within the Capital Group organization spends over $80 million a year on its research efforts.

                                                    CGTC manages the Growth Portfolio.

                                                    --------------------------------------------------------------------------------

[LOGO OF GOLDMAN SACHS ASSET                        Created in 1988, Goldman Sachs Asset Management (Goldman Sachs) is a separate
 MANAGEMENT APPEARS HERE]                           operating division of Goldman, Sachs & Co. Founded in 1869, Goldman, Sachs &
                                                    Co. is one of the world's largest global financial services firms.
Goldman Sachs Asset Management
One New York Plaza                                  The Goldman Sachs Group, L.P., which controls Goldman Sachs Asset Management,
New York, New York 10004                            announced that it will pursue an initial public offering in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs
                                                    Group, L.P. will merge into The Goldman Sachs Group, Inc.

                                                    As of December 31, 1998, Goldman Sachs and its affiliates managed, administered and distributed over $195 billion for institutional and individual investors around the world.

                                                    Portfolio management at Goldman Sachs is conducted by teams that are supported by 600 investment research professionals, 20 market strategists and 30 economists around the world. The company has more than 10,000 professionals in
                                                    37 offices worldwide.

                                                    Goldman Sachs manages the Equity Portfolio and the Bond and Income Portfolio.

                                                    -------------------------------------------------------------------------------

[LOGO OF JANUS APPEARS HERE]                        Formed in 1969, Janus manages accounts for more than 1,000 corporations, individuals, retirement plans and non-profit organizations, and serves as the
Janus Capital Corporation                           adviser or subadviser to the Janus Funds and other mutual funds. Janus had
100 Fillmore Street                                 approximately $108 billion in assets under management as of December 31, 1998.
Denver, Colorado 80206
                                                    The Janus investment team focuses on individual companies, using an investment process supported by the company's 21 portfolio managers and 23 securities analysts.

                                                    Janus manages the Growth LT Portfolio.

                                                    -------------------------------------------------------------------------------

[LOGO OF J.P. MORGAN INVESTMENT APPEARS HERE]       Formed in 1984, J.P. Morgan Investment Management Inc. manages portfolios for corporations, governments and endowments as well as many of the largest
J.P. Morgan Investment Management Inc.              corporate retirement plans in the nation. As of December 31, 1998, it had over
522 Fifth Avenue                                    $310 billion in assets under management.
New York, New York 10036
                                                    J.P. Morgan Investment believes that strong portfolio management depends on access to information. It has one of the largest research organizations in the investment management field, with more than 117 analysts who carry out fixed income, equity, capital market, credit and economic research around the world.

                                                    J.P. Morgan Investment manages the Equity Income Portfolio and the Multi-
                                                    Strategy Portfolio.
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44
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[LOGO OF LAZARD APPEARS HERE]              Formed in 1848, Lazard Freres provides individual investors and institutional clients with a wide variety of investment banking, brokerage and related
Lazard Asset Management,                   services. Lazard has affiliates in Cairo, Frankfurt, London, Paris, Sydney and
a division of Lazard Freres & Co. LLC      Tokyo, and had, together with its affiliates, approximately $70 billion in
30 Rockefeller Plaza                       assets under management as of December 31, 1998.
New York, New York 10112
                                           Teamwork is the foundation of Lazard. Based in New York, Lazard's team of more than 125 global analysts drives its bottom-up approach to understanding individual companies within the global marketplace.

                                           Lazard manages the Mid-Cap Value Portfolio.

                                           --------------------------------------------------------------------------------

[LOGO OF MORGAN STANLEY APPEARS HERE]      Formed in 1975, Morgan Stanley Dean Witter Investment Management Inc., doing business as Morgan Stanley Asset Management (MSAM), a subsidiary of Morgan
Morgan Stanley Asset Management            Stanley Dean Witter & Co., conducts a worldwide portfolio management business
1221 Avenue of the Americas                and provides a broad range of portfolio management services to customers in the
New York, New York 10020                   U.S. and abroad. MSAM and its institutional investment advisory affiliates managed or acted as fiduciary adviser for over $163.4 billion in assets as of
                                           December 31, 1998.

                                           MSAM's portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo.

                                           MSAM manages the REIT Portfolio and the International Portfolio.

                                           --------------------------------------------------------------------------------

[LOGO OF PIMCO APPEARS HERE]               Founded in 1971, Pacific Investment Management Company (PIMCO) has nearly
                                           300 clients, including some of the largest employee benefit plans, endowments
Pacific Investment Management Company      and foundations in America. PIMCO had over $157 billion in assets under
840 Newport Center Drive, Suite 300        management as of December 31, 1998.
Newport Beach, California 92660
                                           PIMCO specializes in the management of fixed income portfolios. It has a long-
                                           term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility. PIMCO is a subsidiary of PIMCO Advisors, L.P., which is an affiliate of Pacific Life.

                                           PIMCO manages the Managed Bond Portfolio and the Government Securities
                                           Portfolio.

                                           --------------------------------------------------------------------------------

[LOGO OF SALOMON BROTHERS APPEARS HERE]    Formed in 1989, Salomon Brothers Asset Management Inc (SaBAM) has affiliates in
                                           London, Frankfurt, Tokyo and Hong Kong. Together, they provide a broad range of
Salomon Brothers Asset Management Inc      equity and fixed income investment management services to clients around the
Seven World Trade Center                   world. SaBAM also provides investment advisory services to other investment
New York, New York 10048                   companies. As of December 31, 1998, SaBAM and its affiliates had over $29 billion in assets under management.

                                           As a subsidiary of Citigroup Inc., SaBAM is able to leverage the resources of one of the world's largest and most innovative financial services companies.

                                           SaBAM manages the Large-Cap Value Portfolio.

                                                                                                                                  45
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MANAGING THE PACIFIC SELECT FUND

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Fees and expenses paid by the fund         The fund pays Pacific Life an advisory fee for the services it provides as investment adviser. It also pays for all of the costs of its operations, as well as for other services Pacific Life provides through a support services agreement.

                                           The table below shows the advisory fee as an annual percentage of each portfolio's average daily net assets. Pacific Life uses part of this fee to pay for the services of the portfolio managers.

                                           The table also shows expenses the fund paid in 1998 as an annual percentage of each portfolio's average daily net assets. To help limit fund expenses, Pacific
                                           Life has agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary expenses)
                                           that exceed 0.25% of its average daily net assets. It does this voluntarily, but does not guarantee that it will continue to do so after December 31, 2000.
                                           No reimbursement was necessary for 1998.

                                           ---------------------------------------------------------------------------------
                                                                                                  Other            Total
                                                                                  Advisory fee    expenses         expenses
                                           ---------------------------------------------------------------------------------
                                                                                  As an annual % of average daily net assets
                                           Money Market Portfolio/1/              0.37            0.06             0.43
                                           High Yield Bond Portfolio/1/           0.60            0.06             0.66
                                           Managed Bond Portfolio                 0.60            0.06             0.66
                                           Government Securities Portfolio        0.60            0.06             0.66
                                           Growth Portfolio                       0.65            0.05             0.70
                                           Aggressive Equity Portfolio            0.80            0.09             0.89
                                           Growth LT Portfolio                    0.75            0.05             0.80
                                           Equity Income Portfolio/1/             0.65            0.05             0.70
                                           Multi-Strategy Portfolio/1/            0.65            0.06             0.71
                                           Large-Cap Value Portfolio/2/           0.85            0.06             0.91
                                           Mid-Cap Value Portfolio/2/             0.85            0.06             0.91
                                           Equity Portfolio                       0.65            0.06             0.71
                                           Bond and Income Portfolio              0.60            0.10             0.70
                                           Equity Index Portfolio                 0.16            0.05             0.21
                                           Small-Cap Index Portfolio/2/           0.50            0.06             0.56
                                           REIT Portfolio/2/                      1.10            0.06             1.16
                                           International Portfolio                0.85            0.15             1.00
                                           Emerging Markets Portfolio             1.10            0.36             1.46
                                           ---------------------------------------------------------------------------------

                                           /1/ Total net expenses for these portfolios in 1998, after deduction of an offset for custodian credits were 0.42% for Money Market Portfolio, 0.65% for High
                                               Yield Bond Portfolio, 0.69% for Equity Income Portfolio, and 0.70% for
                                               Multi-Strategy Portfolio.
                                           /2/ Expenses are estimated. There were no actual advisory fees or expenses for these portfolios in 1998 because the portfolios started on January 4, 1999.

                                           --------------------------------------------------------------------------------

How the fund is organized                  The Pacific Select Fund is organized as a Massachusetts business trust. Its business and affairs are managed by its board of trustees.

                                           Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable if the fund is not able to meet its financial obligations. It is very unlikely that this will ever happen, and the fund's declaration of trust protects shareholders from liability.

                                           Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Portfolios that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains.

                                           The Pacific Select Fund may discontinue offering shares of any portfolio at any time. If a portfolio is discontinued, any allocation to that portfolio will be allocated to another portfolio the trustees believe is suitable, as long as any required regulatory approvals are met.
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INFORMATION FOR INVESTORS
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                                                    -------------------------------------------------------------------------------

                                                    The Pacific Select Fund is available only to people who own a variable annuity contract or variable life insurance policy issued or administered by Pacific
                                                    Life Insurance Company or its subsidiaries. You do not buy, sell or exchange shares of the fund's portfolios - you choose investment options through your annuity contract or life insurance policy. Pacific Life then invests in the portfolios of the Pacific Select Fund according to the investment options you've chosen. You'll find information about how this works in the accompanying product prospectus or offering memorandum.

                                                    -------------------------------------------------------------------------------

How share prices are calculated                     Each Pacific Select Fund portfolio is divided into shares. The price of a portfolio's shares is called its net asset value per share. Net asset value per share forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares.

                                                    Each portfolio's net asset value per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open, usually at or about 4:00 p.m.
                                                    Eastern time. Generally, for any transaction, we'll use the next asset value calculated after we receive a request to buy, sell or exchange shares.

An example of how we calculate net asset            The net asset value per share is calculated by taking the total value of a
value per share                                     portfolio's assets, subtracting the liabilities, and then dividing by the number of shares that have already been issued. The value of a portfolio's
$80 million  portfolio's assets                     assets is based on the total market value of all of the securities it holds. In
-$3 million  portfolio's liabilities                general, the value of each security is based on its actual or estimated market
-----------                                         value, with special provision for assets without readily available market
$77 million                                         quotes, for short-term debt securities, and for situations where market
/ 7 million  outstanding shares                     quotations are deemed unreliable or stale. This special provision means a fair
-----------                                         value for a security is determined under procedures adopted and monitored by the
=       $11  net asset value                        fund's board of trustees. If the NYSE closes early, the portfolio will normally
-----------                                         consider the closing price of a security to be its price at 4:00 p.m. Eastern
             per share                              time.

                                                    A delay may happen in any of the following situations:

                                                    . the New York Stock Exchange closes on a day other than a regular holiday or weekend
                                                    . trading on the New York Stock Exchange is restricted
                                                    . an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account's assets, or
                                                    . the SEC permits a delay for the protection of shareholders.

                                                    Because foreign securities can be traded on weekends, U.S. holidays and other times when the NYSE is closed, changes in the market value of these securities are not always reflected in the portfolio's net asset value. It's not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities.

                                                    Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares.

                                                    -------------------------------------------------------------------------------

Preparing for the year 2000                         The transition to the year 2000 is a technological challenge for any company that relies on computer systems. The Pacific Select Fund's operations are
These Year 2000 related statements are designated   heavily dependent on computer technology, and the fund also relies on the
as "Year 2000 Readiness Disclosure" pursuant        computer systems of each of the portfolio managers and other service providers.
to the Year 2000 Information Readiness
Disclosure Act, enacted October 19, 1998.           All of the fund's primary service providers have confirmed that they reviewed their computer systems and expect to be prepared to deal with the year 2000. In addition, Pacific Life has many efforts underway, and has engaged the services of an outside consultant to test and correct all of its own internal systems.

                                                    Many of the companies the portfolios invest in also rely on computer systems.
                                                    There is no guarantee, however, that the computer systems of all of the fund's service providers, or the computer systems of companies the portfolios invest in, will be ready for the year 2000. If these systems are unable to process and calculate date-related information in the year 2000, there will be a negative effect on the fund's operations, and on the value of the securities the portfolios hold.

                                                                                                                                  47

FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the Pacific Select Fund portfolios have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single portfolio share. Total investment return indicates how much an investment in the portfolio would have earned, assuming all dividends and distributions had been reinvested. Financial highlights do not appear for the Large-Cap Value, Mid-Cap Value, Small-Cap Index and REIT Portfolios
because these portfolios started on January 4, 1999.

The information in the financial highlights tables for the years 1994 through 1998 is included and can be read in conjunction with the fund's financial statements, which are in the fund's annual report dated as of December 31, 1998. These financial statements have been audited by Deloitte & Touche LLP, independent auditors. Please turn to the back cover to find out how you can get a copy of the annual report.

                                    Money Market Portfolio                      High Yield Bond Portfolio
                          ----------------------------------------------  ------------------------------------------
                                1994     1995     1996     1997     1998     1994    1995     1996     1997     1998
------------------------  ----------------------------------------------  ------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   9.99    10.03    10.02    10.04    10.06     9.67    8.91     9.79     9.94     9.98
Plus income from
 investment operations
Net investment income       $   0.33     0.54     0.47     0.51     0.52     0.73    0.76     0.79     0.78     0.78
Net realized and
 unrealized gain (loss)
 on securities              $   0.04        -     0.02     0.01        -    (0.70)   0.88     0.25     0.12    (0.55)
------------------------  ----------------------------------------------  ------------------------------------------
Total from investment
 operations                 $   0.37     0.54     0.49     0.52     0.52     0.03    1.64     1.04     0.90     0.23
Less distributions
Dividends (from net
 investment income)         $  (0.33)   (0.55)   (0.47)   (0.50)   (0.53)   (0.73)  (0.76)   (0.79)   (0.77)   (0.78)
Distributions (from
 capital gains)             $      -        -        -        -        -    (0.06)      -    (0.10)   (0.09)   (0.09)
------------------------  ----------------------------------------------  ------------------------------------------
Total distributions         $  (0.33)   (0.55)   (0.47)   (0.50)   (0.53)   (0.79)  (0.76)   (0.89)   (0.86)   (0.87)
Net asset value, end of
 year                       $  10.03    10.02    10.04    10.06    10.05     8.91    9.79     9.94     9.98     9.34
------------------------  ----------------------------------------------  ------------------------------------------
Total investment
 return/1/                  %   3.76     5.54     5.07     5.28     5.29     0.42   18.87    11.31     9.44     2.46
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 94,150   95,949  322,193  451,505  479,121   25,338  84,425  184,744  311,125  389,385
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %   0.64     0.53     0.50     0.44     0.43     0.97    0.77     0.71     0.66     0.66
 . after waivers,
   reimbursements and
   credits                  %   0.64     0.53     0.50     0.44     0.42     0.88    0.77     0.71     0.65     0.65
Ratios of net investment
 income to average net
 assets
 . before waivers,
   reimbursements and
   credits                  %   3.94     5.41     4.93     5.17     5.16     8.04    8.51     8.28     7.89     8.17
 . after waivers,
   reimbursements and
   credits                  %   3.94     5.41     4.93     5.17     5.17     8.13    8.51     8.28     7.89     8.18
Portfolio turnover rate     %    N/A      N/A      N/A      N/A      N/A   141.86  127.31   120.06   103.19    75.27
                                    Managed Bond Portfolio                   Government Securities Portfolio
                          ----------------------------------------------  ------------------------------------------
                                1994     1995     1996     1997     1998     1994    1995     1996     1997     1998
------------------------  ----------------------------------------------  ------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $  10.89     9.90    11.10    10.75    11.14    10.64    9.64    10.84    10.38    10.78
Plus income from
 investment operations
Net investment income       $   0.50     0.65     0.59     0.59     0.57     0.44    0.58     0.56     0.53     0.54
Net realized and
 unrealized gain (loss)
 on securities              $  (0.98)    1.19    (0.15)    0.44     0.40    (0.99)   1.19    (0.27)    0.42     0.42
------------------------  ----------------------------------------------  ------------------------------------------
Total from investment
 operations                 $  (0.48)    1.84     0.44     1.03     0.97    (0.55)   1.77     0.29     0.95     0.96
Less distributions
Dividends (from net
 investment income)         $  (0.50)   (0.64)   (0.57)   (0.60)   (0.58)   (0.44)  (0.57)   (0.53)   (0.55)   (0.55)
Distributions (from
 capital gains)             $  (0.01)       -    (0.22)   (0.04)   (0.15)   (0.01)      -    (0.22)       -    (0.21)
------------------------  ----------------------------------------------  ------------------------------------------
Total distributions         $  (0.51)   (0.64)   (0.79)   (0.64)   (0.73)   (0.45)  (0.57)   (0.75)   (0.55)   (0.76)
Net asset value, end of
 year                       $   9.90    11.10    10.75    11.14    11.38     9.64   10.84    10.38    10.78    10.98
------------------------  ----------------------------------------------  ------------------------------------------
Total investment
 return/1/                  %  (4.36)   19.04     4.25     9.92     9.20    (5.10)  18.81     2.94     9.48     9.24
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 53,219  126,992  260,270  468,575  765,989   21,489  59,767   97,542  129,900  190,428
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %   0.84     0.76     0.71     0.66     0.66     0.95    0.82     0.72     0.67     0.66
 . after waivers,
   reimbursements and
   credits                  %   0.84     0.76     0.71     0.66     0.66     0.88    0.82     0.72     0.66     0.66
Ratios of net investment
 income to average net
 assets
 . before waivers,
   reimbursements and
   credits                  %   5.04     6.04     5.71     5.72     5.40     4.22    5.58     5.33     5.38     5.16
 . after waivers,
   reimbursements and
   credits                  %   5.04     6.04     5.71     5.72     5.40     4.29    5.58     5.33     5.39     5.16
Portfolio turnover rate     % 127.95   191.39   386.16   230.87   230.99   232.99  298.81   307.13   203.01   266.83

                                                                               Growth Portfolio
                                                              -------------------------------------------------
                                                                     1994     1995     1996     1997       1998
------------------------------------------------------------  -------------------------------------------------
OPERATING PERFORMANCE
Net asset value, beginning of year                              $   18.20    14.90    18.57    21.45      24.61
Plus income from investment operations
Net investment income (loss)                                    $    0.10     0.15     0.08     0.05       0.02
Net realized and unrealized gain (loss) on securities           $   (2.01)    3.67     4.11     5.65       0.90
------------------------------------------------------------  -------------------------------------------------
Total from investment operations                                $   (1.91)    3.82     4.19     5.70       0.92
Less distributions
Dividends (from net investment income)                          $   (0.10)   (0.15)   (0.09)   (0.05)     (0.02)
Distributions (from capital gains)                              $   (1.29)       -    (1.22)   (2.49)     (2.59)
------------------------------------------------------------  -------------------------------------------------
Total distributions                                             $   (1.39)   (0.15)   (1.31)   (2.54)     (2.61)
Net asset value, end of year                                    $   14.90    18.57    21.45    24.61      22.92
------------------------------------------------------------  -------------------------------------------------
Total investment return/1/                                      %  (10.49)   25.75    23.62    30.27       2.69

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                          $  81,451  129,741  167,335  246,555    267,958
Ratios of expenses to average net assets
 . before waivers, reimbursements and credits                   %    0.86     0.79     0.76     0.70       0.70
 . after waivers, reimbursements and credits                    %    0.86     0.79     0.76     0.70       0.70
Ratios of net investment income (loss) to average net assets
 . before waivers, reimbursements and credits                   %    0.58     0.88     0.43     0.21       0.11
 . after waivers, reimbursements and credits                    %    0.58     0.88     0.44     0.22       0.11
Portfolio turnover rate                                         %   40.42    46.76    70.22    52.20      48.48

                                                                         Aggressive Equity Portfolio
                                                              -------------------------------------------------
                                                                                 1996/2/      1997      1998/3/
------------------------------------------------------------  -------------------------------------------------
OPERATING PERFORMANCE
Net asset value, beginning of year                                                 10.00     10.78        11.18
Plus income from investment operations
Net investment income (loss)                                                        0.01     (0.01)        0.01
Net realized and unrealized gain (loss) on securities                               0.78      0.41         1.47
------------------------------------------------------------  -------------------------------------------------
Total from investment operations                                                    0.79      0.40         1.48
Less distributions
Dividends (from net investment income)                                             (0.01)        -            -
Distributions (from capital gains)                                                     -         -            -
------------------------------------------------------------  -------------------------------------------------
Total distributions                                                                (0.01)        -            -
Net asset value, end of year                                                       10.78     11.18        12.66
------------------------------------------------------------  -------------------------------------------------
Total investment return/1/                                                          7.86      3.78        13.22

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                                            49,849   122,752      218,712
Ratios of expenses to average net assets
 . before waivers, reimbursements and credits                                       1.03      0.87         0.89
 . after waivers, reimbursements and credits                                        1.02      0.86         0.89
Ratios of net investment income (loss) to average net assets
 . before waivers, reimbursements and credits                                      (0.12)    (0.13)        0.01
 . after waivers, reimbursements and credits                                       (0.11)    (0.13)        0.01
Portfolio turnover rate                                                            79.86    189.21       184.42

                                                                             Growth LT Portfolio
                                                              -------------------------------------------------
                                                                  1994/4/     1995     1996     1997       1998
------------------------------------------------------------  -------------------------------------------------
OPERATING PERFORMANCE
Net asset value, beginning of year                              $   10.00    11.11    14.12    16.50      17.31
Plus income from investment operations
Net investment income (loss)                                    $    0.10     0.10     0.14     0.16      (0.04)
Net realized and unrealized gain (loss) on securities           $    1.21     3.96     2.37     1.51       9.86
------------------------------------------------------------  -------------------------------------------------
Total from investment operations                                $    1.31     4.06     2.51     1.67       9.82
Less distributions
Dividends (from net investment income)                          $   (0.12)   (0.10)   (0.13)   (0.09)     (0.05)
Distributions (from capital gains)                              $   (0.08)   (0.95)       -    (0.77)     (0.88)
------------------------------------------------------------  -------------------------------------------------
Total distributions                                             $   (0.20)   (1.05)   (0.13)   (0.86)     (0.93)
Net asset value, end of year                                    $   11.11    14.12    16.50    17.31      26.20
------------------------------------------------------------  -------------------------------------------------
Total investment return/1/                                      %   13.25    36.75    17.87    10.96      58.29

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                          $  49,374  200,785  438,154  677,147  1,279,759
Ratios of expenses to average net assets
 . before waivers, reimbursements and credits                   %    1.23     0.94     0.87     0.82       0.80
 . after waivers, reimbursements and credits                    %    1.08     0.94     0.87     0.82       0.80
Ratios of net investment income (loss) to average net assets
 . before waivers, reimbursements and credits                   %    1.17     0.90     0.74     0.52      (0.08)
 . after waivers, reimbursements and credits                    %    1.32     0.90     0.74     0.52      (0.08)
Portfolio turnover rate                                         %  257.20   165.83   147.02   145.17     116.96

                                                                             Equity Income Portfolio
                                                              -------------------------------------------------
                                                                  1994        1995     1996     1997       1998
------------------------------------------------------------  -------------------------------------------------
OPERATING PERFORMANCE
Net asset value, beginning of year                               15.52       14.05    18.21    20.45      24.47
Plus income from investment operations
Net investment income (loss)                                      0.20        0.26     0.24     0.20       0.20
Net realized and unrealized gain (loss) on securities            (0.25)       4.16     3.15     5.35       5.44
------------------------------------------------------------  -------------------------------------------------
Total from investment operations                                 (0.05)       4.42     3.39     5.55       5.64
Less distributions
Dividends (from net investment income)                           (0.20)      (0.26)   (0.24)   (0.20)     (0.20)
Distributions (from capital gains)                               (1.22)          -    (0.91)   (1.33)     (3.02)
------------------------------------------------------------  -------------------------------------------------
Total distributions                                              (1.42)      (0.26)   (1.15)   (1.53)     (3.22)
Net asset value, end of year                                     14.05       18.21    20.45    24.47      26.89
------------------------------------------------------------  -------------------------------------------------
Total investment return/1/                                       (0.28)      31.66    19.43    28.60      24.18

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                          75,083     206,653  429,262  806,112  1,262,143
Ratios of expenses to average net assets
 . before waivers, reimbursements and credits                     1.00        0.83     0.75     0.70       0.70
 . after waivers, reimbursements and credits                      0.94        0.83     0.75     0.70       0.69
Ratios of net investment income (loss) to average net assets
 . before waivers, reimbursements and credits                     1.34        1.59     1.31     0.91       0.84
 . after waivers, reimbursements and credits                      1.39        1.59     1.31     0.91       0.84
Portfolio turnover rate                                         134.57       86.47    94.95   105.93      80.78

                                                                                                                                  49

FINANCIAL HIGHLIGHTS

                                   Multi-Strategy Portfolio                           Equity Portfolio
                          ----------------------------------------------  ---------------------------------------------
                                1994     1995     1996     1997     1998     1994     1995     1996     1997    1998/5/
------------------------  ----------------------------------------------  ---------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $  12.66    11.73    14.20    14.75    16.18    14.94    14.20    17.52    21.07      23.89
Plus income from
 investment operations
Net investment income       $   0.32     0.45     0.48     0.50     0.46     0.32     0.05     0.02     0.14       0.09
Net realized and
 unrealized gain (loss)
 on securities              $  (0.51)    2.47     1.20     2.23     2.34    (0.74)    3.33     4.71     3.58       7.01
------------------------  ----------------------------------------------  ---------------------------------------------
Total from investment
 operations                 $  (0.19)    2.92     1.68     2.73     2.80    (0.42)    3.38     4.73     3.72       7.10
Less distributions
Dividends (from net
 investment income)         $  (0.32)   (0.45)   (0.48)   (0.50)   (0.46)   (0.32)   (0.06)   (0.02)   (0.13)     (0.09)
Distributions (from
 capital gains)             $  (0.42)       -    (0.65)   (0.80)   (1.20)       -        -    (1.16)   (0.77)     (1.63)
------------------------  ----------------------------------------------  ---------------------------------------------
Total distributions         $  (0.74)   (0.45)   (1.13)   (1.30)   (1.66)   (0.32)   (0.06)   (1.18)   (0.90)     (1.72)
Net asset value, end of
 year                       $  11.73    14.20    14.75    16.18    17.32    14.20    17.52    21.07    23.89      29.27
------------------------  ----------------------------------------------  ---------------------------------------------
Total investment
 return/1/                  %  (1.50)   25.25    12.56    19.62    18.17    (2.87)   23.80    28.03    18.18      30.28
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 79,147  134,501  225,619  367,128  576,424   73,125  108,136  207,897  318,143    502,629
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %   0.94     0.84     0.78     0.71     0.71     0.96     0.80     0.74     0.70       0.71
 . after waivers,
   reimbursements and
   credits                  %   0.94     0.84     0.78     0.71     0.70     0.96     0.80     0.74     0.70       0.71
Ratios of net investment
 income to average net
 assets
 . before waivers,
   reimbursements and
   credits                  %   2.77     3.49     3.37     3.25     2.81     2.19     0.27     0.05     0.59       0.35
 . after waivers,
   reimbursements and
   credits                  %   2.78     3.49     3.37     3.25     2.81     2.19     0.27     0.05     0.59       0.35
Portfolio turnover rate     % 187.40   176.45   132.94    71.89   102.38   178.63   226.45    90.98   159.88     130.51

                                  Bond and Income Portfolio                        Equity Index Portfolio
                          ----------------------------------------------  ---------------------------------------------
                                1994     1995     1996     1997  1998/5/     1994     1995     1996     1997       1998
------------------------  ----------------------------------------------  ---------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $  13.05    10.42    13.02    12.05    12.97    13.24    13.02    17.45    20.42      25.71
Plus income from
 investment operations
Net investment income       $   0.83     0.82     0.79     0.80     0.74     0.30     0.34     0.37     0.37       0.38
Net realized and
 unrealized gain (loss)
 on securities              $  (1.87)    2.59    (0.94)    1.05     0.39    (0.18)    4.43     3.42     6.13       6.83
------------------------  ----------------------------------------------  ---------------------------------------------
Total from investment
 operations                 $  (1.04)    3.41    (0.15)    1.85     1.13     0.12     4.77     3.79     6.50       7.21
Less distributions
Dividends (from net
 investment income)         $  (0.83)   (0.81)   (0.79)   (0.76)   (0.78)   (0.30)   (0.34)   (0.37)   (0.37)     (0.37)
Distributions (from
 capital gains)             $  (0.53)       -    (0.03)   (0.17)   (0.02)   (0.04)       -    (0.45)   (0.84)     (0.22)
Return of capital           $  (0.23)       -        -        -        -        -        -        -        -          -
------------------------  ----------------------------------------------  ---------------------------------------------
Total distributions         $  (1.59)   (0.81)   (0.82)   (0.93)   (0.80)   (0.34)   (0.34)   (0.82)   (1.21)     (0.59)
Net asset value, end of
 year                       $  10.42    13.02    12.05    12.97    13.30    13.02    17.45    20.42    25.71      32.33
------------------------  ----------------------------------------------  ---------------------------------------------
Total investment
 return/1/                  %  (8.36)   33.71    (0.80)   16.32     8.97     1.05    36.92    22.36    32.96      28.45
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 34,078   56,853   81,810  112,507  184,538   40,612  137,519  393,412  874,136  1,496,457
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %   0.93     0.80     0.71     0.66     0.70     0.53     0.42     0.31     0.23       0.21
 . after waivers,
   reimbursements and
   credits                  %   0.93     0.80     0.71     0.66     0.70     0.51     0.42     0.31     0.23       0.21
Ratios of net investment
 income to average net
 assets
 . before waivers,
   reimbursements and
   credits                  %   7.25     6.93     6.74     6.62     5.72     2.35     2.26     2.04     1.61       1.33
 . after waivers,
   reimbursements and
   credits                  %   7.25     6.93     6.74     6.62     5.73     2.37     2.26     2.05     1.61       1.33
Portfolio turnover rate     %  31.97    51.84    26.50    15.32   147.00     2.02     7.52    20.28     2.58       2.48


                                   International Portfolio                     Emerging Markets Portfolio
                          ----------------------------------------------  ---------------------------------------
                                1994     1995     1996  1997/6/     1998                 1996/2/    1997     1998
------------------------  ----------------------------------------------  ---------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $  12.09    11.94    12.93    15.40    16.21                   10.00    9.68     9.47
Plus income from
 investment operations
Net investment income
 (loss)                     $   0.07     0.33     0.28     0.41     0.11                   (0.02)   0.06     0.10
Net realized and
 unrealized gain (loss)
 on securities              $   0.30     0.91     2.54     1.00     0.90                   (0.30)  (0.22)   (2.64)
------------------------  ----------------------------------------------  ---------------------------------------
Total from investment
 operations                 $   0.37     1.24     2.82     1.41     1.01                   (0.32)  (0.16)   (2.54)
Less distributions
Dividends (from net
 investment income)         $  (0.07)   (0.25)   (0.23)   (0.29)   (0.17)                      -   (0.05)   (0.08)
Distributions (from
 capital gains)             $  (0.45)       -    (0.12)   (0.31)   (1.25)                      -       -        -
------------------------  ----------------------------------------------  ---------------------------------------
Total distributions         $  (0.52)   (0.25)   (0.35)   (0.60)   (1.42)                      -   (0.05)   (0.08)
Net asset value, end of
 year                       $  11.94    12.93    15.40    16.21    15.80                    9.68    9.47     6.85
------------------------  ----------------------------------------------  ---------------------------------------
Total investment
 return/1/                  %   3.01    10.56    21.89     9.28     5.60                   (3.23)  (1.69)  (26.83)
RATIOS AND SUPPLEMENTAL
 DATA
Net assets, end of year
 (in thousands)             $ 75,971  182,199  454,019  764,036  996,215                  44,083  99,425  106,570
Ratios of expenses to
 average net assets
 . before waivers,
  reimbursements and
  credits                   %   1.22     1.12     1.07     1.03     1.00                    2.22    1.47     1.46
 . after waivers,
  reimbursements and
  credits                   %   1.22     1.12     1.07     1.02     1.00                    2.18    1.46     1.46
Ratios of net investment
 income (loss) to
 average net assets
 . before waivers,
  reimbursements and
  credits                   %   1.28     1.87     2.28     1.79     1.36                   (0.14)   0.79     1.42
 . after waivers,
  reimbursements and
  credits                   %   1.28     1.87     2.28     1.81     1.36                   (0.11)   0.80     1.42
Portfolio turnover rate     %  52.22    16.07    20.87    84.34    45.61                   47.63   69.60    29.82


                          /1/Assumes all dividends and distributions have been reinvested. Does not include deductions at the separate account or contract level for fees and charges that may be incurred by a variable annuity contract or variable life insurance policy.

                          /2/Information is for the period from April 1, 1996 (commencement of operations) to December 31, 1996. The ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets are annualized.

                          /3/Alliance Capital Management L.P. began managing the portfolio on May 1, 1998. Another firm managed the portfolio before that date.

                          /4/Information is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.
                             The ratios of expenses to average net assets and the ratios of net investment income to average net assets are annualized.

                          /5/Goldman Sachs Asset Management began managing the portfolio on May 1, 1998. Another firm managed the portfolio before that date.

                          /6/Morgan Stanley Asset Management began managing the portfolio on June 1, 1997. Other firms managed the portfolio before that date.

                                                                                                                                  51

PACIFIC SELECT FUND                             WHERE TO GO FOR MORE INFORMATION

The Pacific Select Fund is available only       You'll find more information about the Pacific Select Fund in the following
to people who own a variable annuity            documents:
contract or variable life insurance policy
issued or administered by Pacific Life          Annual and semi-annual reports
Insurance Company or its subsidiaries.          The fund's annual and semi-annual reports list the holdings of the fund's
You'll find out how your annuity contract       portfolios, describe portfolio performance, and tell you how investment
or life insurance policy works in the           strategies and portfolio performance have responded to recent market conditions
product prospectus or offering memorandum       and economic trends.
that accompanies this document.
                                                Statement of Additional Information (SAI)
                                                The SAI contains detailed information about each portfolio's investments, strategies and risks, and is considered to be part of this prospectus because it is incorporated by reference.

Please contact Pacific Life if you have any     You can get a copy of these documents at no charge by calling or writing to
questions about any of the Pacific Select       Pacific Life. You can also get a copy of these documents by contacting the
Fund portfolios.                                Securities and Exchange Commission. The SEC may charge you a fee for this information.

                                                --------------------------------------------------------------------------------

How to contact Pacific Life                     Pacific Life Insurance Company
                                                700 Newport Center Drive
                                                Post Office Box 9000
                                                Newport Beach, California 92660

                                                Annuities: 1-800-722-2333
                                                Life Insurance: 1-800-800-7681

                                                --------------------------------------------------------------------------------

How to contact the SEC                          Public Reference Section of the SEC
                                                Washington, D.C. 20549-6009
                                                1-800-SEC-0330
                                                Internet: www.sec.gov


                                                SEC file number 811-5141

                         [LOGO OF PACIFIC SELECT FUND]

                              PACIFIC SELECT FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               Date: May 1, 1999

                               ----------------

  The Pacific Select Fund is an open-end investment management company currently offering eighteen separate investment portfolios. The following seventeen of those portfolios are classified as diversified: the Money Market Portfolio; the High Yield Bond Portfolio; the Managed Bond Portfolio; the Government Securities Portfolio; the Growth Portfolio; the Aggressive Equity Portfolio; the Growth LT Portfolio; the Equity Income Portfolio; the Multi-Strategy Portfolio; the Large-Cap Value Portfolio; the Mid-Cap Value Portfolio; the Equity Portfolio; the Bond and Income Portfolio; the Equity Index Portfolio; the Small-Cap Index Portfolio; the International Portfolio; and the Emerging Markets Portfolio. The REIT Portfolio is classified as non-diversified. The Fund's Adviser is Pacific Life Insurance Company.

  This Statement of Additional Information ("SAI") is intended to supplement the information provided to investors in the Prospectus dated May 1, 1999, of the Fund and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this SAI are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone numbers listed below.

                               ----------------

                                 Distributor:

                       Pacific Mutual Distributors, Inc.
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                (800) 800-7681

                                   Adviser:

                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                           Annuities (800) 722-2333
                         Life Insurance (800) 800-7681

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS............................   1
  Money Market Portfolio....................................................   1
  High Yield Bond Portfolio.................................................   2
  Managed Bond Portfolio....................................................   2
  Government Securities Portfolio...........................................   3
  Growth Portfolio..........................................................   4
  Aggressive Equity Portfolio...............................................   5
  Growth LT Portfolio.......................................................   5
  Equity Income Portfolio...................................................   6
  Multi-Strategy Portfolio..................................................   7
  Large-Cap Value Portfolio.................................................   7
  Mid-Cap Value Portfolio...................................................   8
  Equity Portfolio..........................................................   9
  Bond and Income Portfolio.................................................  10
  Equity Index Portfolio....................................................  11
  Small-Cap Index Portfolio.................................................  11
  REIT Portfolio............................................................  12
  International Portfolio...................................................  13
  Emerging Markets Portfolio................................................  14
  Diversification Versus Non-Diversification................................  15

SECURITIES AND INVESTMENT TECHNIQUES........................................  15
  U.S. Government Securities................................................  15
  Real Estate Investment Trusts.............................................  16
  Mortgage-Related Securities...............................................  16
    Mortgage Pass-Through Securities........................................  16
    GNMA Certificates.......................................................  17
    FNMA and FHLMC Mortgage-Backed Obligations..............................  18
    Collateralized Mortgage Obligations (CMOs)..............................  18
    FHLMC Collateralized Mortgage Obligations...............................  18
    Other Mortgage-Related Securities.......................................  19
    CMO Residuals...........................................................  19
    Stripped Mortgage-Backed Securities.....................................  20
    Mortgage Dollar Rolls...................................................  21
  Other Asset-Backed Securities.............................................  21
  High Yield Bonds..........................................................  21
  Bank Obligations..........................................................  23
  Municipal Securities......................................................  24
  Small Capitalization Stocks...............................................  24
  Corporate Debt Securities.................................................  25
  Variable and Floating Rate Securities.....................................  25
  Commercial Paper..........................................................  26
  Convertible Securities....................................................  27
  Repurchase Agreements.....................................................  28
  Borrowing.................................................................  29
  Reverse Repurchase Agreements and Other Borrowings........................  29
  Firm Commitment Agreements and When-Issued Securities.....................  29
  Loans of Portfolio Securities.............................................  30
  Short Sales...............................................................  30
  Short Sales Against the Box...............................................  31
  Illiquid and Restricted Securities (Private Placements)...................  31
  Precious Metals-Related Securities........................................  31
  Foreign Securities........................................................  32

  Foreign Currency Transactions and Forward Foreign Currency Contracts......  34
  Options...................................................................  36
    Purchasing and Writing Options on Securities............................  36
    Purchasing and Writing Options on Stock Indexes.........................  37
    Risks of Options Transactions...........................................  38
    Spread Transactions.....................................................  39
  Options on Foreign Currencies.............................................  39
  Investments in Other Investment Company Securities........................  40
    SPDRs...................................................................  41
    WEBS and OPALS..........................................................  41
  Futures Contracts and Options on Futures Contracts........................  41
    Interest Rate Futures...................................................  42
    Stock Index Futures.....................................................  42
    Futures Options.........................................................  43
    Limitations.............................................................  44
    Risks Associated with Futures and Futures Options.......................  45
  Foreign Currency Futures and Options Thereon..............................  46
  Swap Agreements and Options on Swap Agreements............................  46
    Risks of Swap Agreements................................................  46
  Structured Notes..........................................................  47
  Warrants and Rights.......................................................  47
  Duration..................................................................  47

INVESTMENT RESTRICTIONS.....................................................  49
  Fundamental Investment Restrictions.......................................  49
  Nonfundamental Investment Restrictions....................................  50

ORGANIZATION AND MANAGEMENT OF THE FUND.....................................  51
  Trustees and Officers.....................................................  51
  Investment Adviser........................................................  53
  Other Expenses of the Fund................................................  55
  Portfolio Management Agreements...........................................  55
  Distribution of Fund Shares...............................................  64
  Purchases and Redemptions.................................................  64
  Exchanges Among the Portfolios............................................  65

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  65
  Investment Decisions......................................................  65
  Brokerage and Research Services...........................................  65
  Portfolio Turnover........................................................  67

NET ASSET VALUE.............................................................  67

PERFORMANCE INFORMATION.....................................................  69

TAXATION....................................................................  71
  Distributions.............................................................  73
  Hedging Transactions......................................................  73

OTHER INFORMATION...........................................................  73
  Concentration Policy......................................................  73
  Capitalization............................................................  73
  Voting Rights.............................................................  74
  Custodian and Transfer Agency and Dividend Disbursing Services............  74
  Financial Statements......................................................  74
  Independent Auditors......................................................  74
  Counsel...................................................................  75
  Registration Statement....................................................  75

APPENDIX....................................................................  76
  Description of Bond Ratings...............................................  76

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 INTRODUCTION

  This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques.

               ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS

  The investment objective and investment policies of each Portfolio are described in the Prospectus. The following descriptions present more detailed information on investment policies that apply to each Portfolio, and are intended to supplement the information provided in the Prospectus.

Money Market Portfolio

  The Portfolio invests at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short-term instruments. The Portfolio may invest only in U.S. dollar denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees that conform to Securities and Exchange Commission ("SEC") rules for money market funds.

  A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Aaa or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's Rating Services ("S&P")) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO;
(2) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Adviser; or (3) a U.S. Government security. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features.

  The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its total assets, invest no more than 10% of its total assets in securities issued by or subject to guarantees or demand features from the same entity. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

  In addition to the securities identified in the Prospectus, the Portfolio may also invest in short-term corporate debt securities, bank obligations, savings and loan obligations, and repurchase agreements involving these securities. The Portfolio may also invest in restricted securities and up to 10% of its net assets in illiquid securities. The Portfolio's investments are limited to securities that mature within 13 months or less from the date if purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date). The Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

  The Portfolio may be adversely affected by changes in interest rates and by the risk that the Portfolio could lose money if an issuer of a money market instrument is unable to meet its financial obligation or goes bankrupt.

High Yield Bond Portfolio

  The Portfolio invests primarily in fixed-income securities rated Baa or lower by Moody's, or BBB or lower by S&P, or, if not rated by Moody's or S&P, of equivalent investment quality as determined by the Adviser. The Portfolio may also invest in: U.S. Government securities (including securities of U.S. agencies and instrumentalities); bank obligations; commercial paper; mortgage-related and asset-backed securities; variable and floating rate debt securities; firm commitment agreements and when-issued securities; American Depositary Receipts ("ADRs"); rights; repurchase and reverse repurchase agreements; foreign securities--U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio's total assets in warrants to purchase common stocks) that are considered by Pacific Life to be consistent with the investment objective of current income; and higher quality corporate bonds. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  In seeking higher income or a reduction in principal volatility, the Portfolio may purchase and sell put and call options on debt securities, purchase or sell interest rate futures contracts and options thereon, and invest up to 5% of its total assets in spread transactions, which give the Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or yield spread in relationship to another security or index which is used as a benchmark. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  In an effort to reduce credit risk, the Portfolio diversifies its holdings among many issuers. As of December 31, 1998, the Portfolio held securities of 152 corporate issuers, excluding short-term obligations. As of December 31, 1998, the amount of the Portfolio's average total assets, measured on the basis of month-end values, invested in bonds rated lower than Baa by Moody's or BBB by S&P or, if not rated by Moody's or S&P, determined to be of equivalent quality by Pacific Life, was approximately 92.93%. The asset composition after this time may or may not be the same as shown in 1998.

  Since the Portfolio's principal strategy is to invest in low and medium quality fixed income securities, it may be affected by a number of risks, including the following factors: First, the Portfolio could lose money if an issuer of a fixed income security fails to meet its financial obligation or goes bankrupt. The Portfolio may be subject to more credit risk than other Portfolios offered by the Fund because it invests in high yield bonds. This is especially true during periods of economic uncertainty or economic downturns. Second, the value of the Portfolio's investments may fall when interest rates rise. Third, the high yield bonds in which the Portfolio invests may be less liquid than higher quality investments. Fourth, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

Managed Bond Portfolio

  In addition to the securities identified in the Prospectus, the Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; asset-backed securities; variable and floating rate debt securities; bank obligations; convertible securities; firm commitment agreements and when-issued securities; ADRs; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development); and repurchase and reverse repurchase agreements. The Portfolio may invest up to 20% of its assets in debt securities of foreign issuers denominated in foreign currencies. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  The Portfolio, except as provided below, may invest only in securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher as rated by Moody's and S&P. The Portfolio may also invest up to 10% of its assets in debt securities that are below investment grade, but rated B or higher by Moody's or S&P, or, if not rated by Moody's or S&P, of equivalent quality. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. See the Appendix for a description of Moody's and S&P ratings applicable to fixed income securities. For the year ended December 31, 1998, the amount of the Portfolio's average total assets, measured on the basis of month-end values, invested in debt securities rated less than investment grade was approximately 6.84%. The asset composition after this time may or may not be the same as shown in 1998.

  In pursuing its investment objective, the Portfolio may purchase and sell put and call options on debt securities; purchase and sell spread transactions; and enter into interest rate, interest rate index, and currency exchange rate swap agreements, and purchase and sell options thereon. The Portfolio may also purchase or sell interest rate futures contracts and options thereon. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  Furthermore, the Portfolio may engage in forward currency contracts, options on foreign currency contracts, and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers.

  Since the Portfolio principally invests in fixed income securities, it may be affected by a number of risks, including the following: First, changes in interest rates may have a significant effect on this Portfolio because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations. The Portfolio may also invest in mortgage-related securities, which can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields. Stripped mortgage-backed securities can be particularly sensitive to changes in interest rates. Second, the Portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligation or goes bankrupt. The Portfolio may invest in high-yield bonds which may make it particularly subject to credit risk, especially during periods of economic uncertainty or during economic downturns. Third, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Fourth, the Portfolio frequently uses options, futures, and forward contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Fifth, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

Government Securities Portfolio

  In addition to its investments in U.S. government securities and related investments, as described in the Prospectus, the Portfolio may invest up to 35% of its assets in the following: corporate debt securities of domestic issuers rated Aa or better by Moody's or AA or better by S&P, or, if not rated by Moody's or S&P, of comparable quality as determined by the Portfolio Manager; mortgage-related securities, including collateralized mortgage obligations and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements and when-issued securities; ADRs; and in cash or high quality money market instruments. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  The Portfolio may also purchase and sell put and call options on debt securities and spread transactions; enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon; engage in forward currency contracts, options on foreign currency contracts, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. In addition, the Portfolio may invest up to 20% of its total assets in debt securities of foreign issuers, which may be denominated in foreign currencies. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  Since the Portfolio principally invests in fixed income securities, it may be affected by a number of risks, including the following: First, changes in interest rates may have a significant effect on this Portfolio because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations. The Portfolio may also invest in mortgage-related securities, which can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields. Stripped mortgage-backed securities can be particularly sensitive to changes in interest rates. Second, the Portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligation or goes bankrupt. Third, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Fourth, the Portfolio frequently uses options, futures, and forward contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Fifth, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

Growth Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts
    . variable annuity contracts that were issued on or after January 1, 1994.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in various foreign securities if listed on a U.S. exchange; commercial paper; repurchase agreements; corporate debt securities; U.S. Government securities, its agencies or instrumentalities; ADRs; bank obligations; variable and floating rate securities; firm commitment agreements and when-issued securities; and may hold a portion of its assets in cash. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will primarily, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P, or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Portfolio Manager.

  The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. In addition, the Portfolio invests in companies with smaller market capitalizations, which may give the Portfolio a higher risk of price volatility than a portfolio that invests in companies with larger capitalizations.

Aggressive Equity Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest a portion of its assets in high-quality money market instruments; mortgage related and asset-backed securities; repurchase agreements and reverse repurchase agreements; ADRs; rights; U.S. Government securities, its agencies or instrumentalities; bank obligations; variable and floating rate securities; firm commitment agreements and when-issued securities; enter into short sales against the box; and securities of foreign issuers, provided that the Portfolio may not acquire a security of a foreign issuer principally traded outside the United States if, at the time of such investment, more than 20% of the Portfolio's total assets would be invested in such foreign securities. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  For hedging purposes, the Portfolio may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Portfolio may also purchase and sell stock index futures contracts and options thereon. To hedge against the risk of currency fluctuation associated with investment in foreign securities, the Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or options on foreign currencies or foreign currency futures contracts and options thereon. The Portfolio will not engage in "short sales against the box," in which the Portfolio sells short a security it owns, if, at the time of investment, the total market value of all securities sold short would exceed 25% of the Portfolio's net assets. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow for temporary administrative or emergency purposes.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. In addition, the Portfolio invests in companies that the portfolio management team thinks have the potential for rapid growth, which may give the Portfolio a higher risk of price volatility than a Portfolio that invests principally in equities that are "undervalued." Small emerging growth companies may be more susceptible to larger price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may use index options and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Third, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

Growth LT Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in warrants; preferred stocks; certificates of deposit; mortgage related and asset-backed securities; commercial paper; rights; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements and when-issued securities; and reverse repurchase agreements when the Portfolio Manager perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on idle cash. The Portfolio may also invest in money market funds, including those managed by Janus Capital Corporation ("Janus") as a means of receiving a return on idle cash, pursuant to an exemptive order received by Janus from the SEC. The Portfolio may also invest up to 10% of its assets, measured at the time of investment, in debt securities that are lower rated bonds, i.e., rated below investment grade by one of the primary rating agencies. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  The Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. In addition, the Portfolio may purchase ADRs, European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"), and other types of receipts evidencing ownership of the underlying foreign securities. In pursuing its investment objective, the Portfolio may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Portfolio may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may also engage in forward foreign currency contracts. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. In addition, the Portfolio invests in companies that the portfolio management team thinks have the potential for rapid growth, which may give the Portfolio a higher risk of price volatility than a Portfolio that invests principally in equities that are "undervalued." Small and medium-sized companies may be more susceptible to larger price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Third, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

Equity Income Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in ADRs and in various foreign securities if they are listed on a U.S. exchange. To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Portfolio may invest in money market instruments, including U.S. government securities, short term bank obligations rated in the highest two rating categories by Moody's, S&P, or, if not rated by Moody's or S&P, determined to be of equal quality by the Portfolio Manager, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable and floating rate securities, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if not rated by Moody's or S&P, determined to be of equal quality by the Portfolio Manager. The Portfolio may also invest in high yield and convertible bonds; repurchase agreements; warrants and rights; firm commitment agreements and when-issued securities; and other fixed income securities including but not limited to high yield/high risk debt securities. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and sell put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The portfolio manager tries to control price volatility by investing in many different companies in a wide range of industries.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Second, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

Multi-Strategy Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in equity securities of small companies and foreign issuers; high yield bonds; repurchase agreements; ADRs; bank obligations; variable and floating rate securities; and firm commitment agreements and when-issued securities. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights. The Portfolio may also invest up to 10% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. Fixed income securities in which the portfolio may invest may include debentures, asset-backed securities and money market instruments. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  The Portfolio may purchase and sell put and call options on securities and stock indexes and may purchase or sell interest rate and stock index futures contracts and options thereon. The Portfolio may also engage in forward currency contracts in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  The equity securities in which the Portfolio invests offer the potential for greater long-term growth than most fixed-income securities, but they also have higher volatility. The Portfolio invests mostly in large and medium-sized companies, which tend to have less volatile prices than smaller companies. The Portfolio may also invest in small-capitalization companies.

  Fixed income securities are affected primarily by the financial condition of the issuer and changes in interest rates. The value of the Portfolio may fall when interest rates rise. In addition, the Portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

  The Portfolio may also be affected by the following additional risk factors. First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may use index options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Third, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

Large-Cap Value Portfolio

  This Portfolio is not available for:

  . Pacific Corinthian variable annuity contracts
  . Pacific Select variable life insurance policies.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in short-term fixed income securities, such as repurchase agreements: commercial paper;
U.S. Government securities, its agencies or instrumentalities; bank obligations; cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Portfolio may invest in mortgage-related securities; ADRs; variable and floating rate securities; firm commitment agreements and when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies. In addition, the Portfolio may invest without limit in convertible securities rated below investment grade, and may, from time to time, invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P or Moody's. The Portfolio may also lend its portfolio securities, in an amount not to exceed 33 1/3% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  The Portfolio may also purchase put and call options on securities and securities indexes and enter into the following: stock, index and currency futures contracts and options thereon and currency forward contracts, currency swaps, and options on currencies. The Portfolio may also invest in equity real estate investment trusts ("REITS"), restricted securities, and up to 15% of its net assets in illiquid securities.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests in large companies, which tend to have more stable prices than smaller companies.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

Mid-Cap Value Portfolio

  This Portfolio is not available for:

  . Pacific Corinthian variable annuity contracts
  . Pacific Select variable life insurance policies.

  The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, ADRs, and GDRs. The Portfolio may also invest a portion of its assets in investment grade debt securities, including U.S. Government Securities, commercial paper; mortgage-related securities; variable and floating rate securities; and other short-term corporate and bank obligations.

  The Portfolio may borrow for investment purposes in an amount up to 33 1/3% of the value of its total assets and may enter into reverse repurchase agreements with banks, brokers or dealers. The Portfolio may also invest up to 15% of its total assets, determined at the time of investment, in foreign equity or debt securities. The Portfolio will not engage in "short sales," in which the Portfolio sells a security it does not own, and "short sales against the box," in which the Portfolio sells short a security it owns, if, at the time of investment, the total market value of all securities sold and held short would exceed 25% of the Portfolio's net assets. The Portfolio may also lend its portfolio securities, in an amount not to exceed 33 1/3% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income.

  In pursuing its investment objective, the Portfolio may also purchase and sell put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. In addition, the Portfolio may purchase or sell futures contracts on securities, stock indexes, currency futures, and options thereon. The Portfolio may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Portfolio has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Portfolio already owns. The Portfolio may also invest in equity REITs, although it currently intends to limit its investments in REITs to no more than 5% of its assets. The Portfolio may also invest in firm commitment agreements and when-issued securities; repurchase agreements; illiquid securities (up to 15% of its net assets) and restricted securities.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests in medium-sized companies, which are more susceptible to price swings than larger companies, but usually have more stable prices than smaller companies.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Third, by borrowing money to purchase securities, the Portfolio can magnify the gain and the loss of the security. The Portfolio will be charged interest on any money it borrows. The lender will have priority over shareholders against the Portfolio's assets.

Equity Portfolio

  In pursuing its investment objective, the Portfolio invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers. The Portfolio may also invest in U.S. government securities; corporate bonds; money market instruments; precious metals-related securities; mortgage-related and asset-backed securities; rights; bank obligations; variable and floating rate securities; firm commitment agreements and when-issued securities; and enter in repurchase agreements. The Portfolio will not engage in "short sales against the box," in which the Portfolio sells short a security it owns, if, at the time of investment, the total market value of all securities sold and held short would exceed 25% of the Portfolio's net assets. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  The Portfolio may also purchase and sell put and call options on securities and stock indices and enter into stock index futures contracts and options thereon. The Portfolio may also purchase Standard & Poor's Depository Receipts ("SPDRs"), which represent ownership interests in the SPDR Trust, a long-term unit investment trust established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests principally in large companies, which tend to have less volatile prices than smaller companies. In addition, the Portfolio invests in companies that the portfolio management team thinks have the potential for rapid growth, which may give the Portfolio a higher risk of price volatility than a Portfolio that invests principally in equities that are "undervalued."

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may use index options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Second, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

Bond and Income Portfolio

  The Portfolio normally invests at least 80% of its assets in securities rated, at the time of acquisition, investment grade by at least one NRSRO (i.e., Baa or better by Moody's or BBB or better by S&P), or, if not rated by a NRSRO, of comparable quality as determined by the Portfolio Manager. The Portfolio may invest up to 20% of its assets in securities that are not rated investment grade by at least one NRSRO, 15% of which may consist of debt securities of issuers located in emerging market countries.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest up to 10% of its assets in non-U.S. dollar denominated securities. The Portfolio may also invest in ADRs; warrants and rights; firm commitment agreements and when-issued securities; reverse repurchase agreements; municipal securities issued by or on behalf of states, territories and possessions of the U.S. (including the District of Columbia) and their political subdivisions, agencies, or instrumentalities, which securities may include private activity bonds or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities; high-quality short-term instruments, including, among others, commercial paper, bank instruments, and repurchase agreements; asset-backed securities; U.S. dollar-denominated obligations of foreign governmental agencies and international agencies; and preferred stock. The Portfolio may invest up to 10% of its assets in the following types of mortgage-related securities: inverse floaters, super floating rate CMO's, interest only ("IO's") and principal-only ("PO's") tranches of stripped mortgage-backed securities (including planned amortization class certificates) and inverse IO's. In addition, the Portfolio may invest in restricted securities and up to 15% of its net assets in illiquid securities. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  For hedging risk or adjusting interest rate exposure, the Portfolio may (but is not obligated to) use several investment techniques. The Portfolio may purchase put and call options on securities and on securities indexes and may write covered call options. The Portfolio may also enter into the following types of transactions: financial futures contracts and options thereon; instruments such as interest rate caps, floors, and collars; and interest rate swaps. To hedge against fluctuations in currency exchange rates that affect non-U.S. dollar-denominated securities, the Portfolio may enter into spot (or cash) transactions in currency, forward currency contracts, options on foreign currency contracts, foreign currency futures and options thereon, and currency swaps. The Portfolio may invest up to 5% of its assets in structured notes to hedge interest rate or currency risk. The Portfolio may enter into swaps, caps, floors, collars, structured notes, and non-exchange traded options only with counterparties that have outstanding securities rated A or better by Moody's or S&P or that have outstanding short-term securities rated P-2 or better by Moody's or A-2 or better by S&P, or, if not rated by Moody's or S&P, of equivalent quality.

  Since the Portfolio principally invests in fixed income securities of both U.S. and foreign issuers, it may be affected by a number of risks, including the following: First, the value of the Portfolio may fall when interest rates rise. Changes in interest rates may have a significant effect on this Portfolio because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations. The Portfolio may also invest in mortgage-related securities, which can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields. Stripped mortgage-backed securities can be particularly sensitive to changes in interest rates. Second, the Portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. By investing in high-yield bonds, the Portfolio may be particularly subject to credit risk, especially during periods of economic uncertainty or during economic downturns.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio could lose money or not realize potential gains if it cannot sell an investment at the time and price that would be most beneficial to the Portfolio. Securities whose credit ratings have been lowered, or that have been issued in emerging market countries, may be particularly difficult to sell. Second, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Third, the Portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

Equity Index Portfolio

  The Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may also invest in foreign equity securities if U.S. exchange listed to the extent included in the S&P 500; ADRs; convertible securities; firm commitment agreements and when-issued securities; and reverse repurchase agreements. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. Government securities, its agencies and instrumentalities. Temporary investments are not made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow for temporary administrative or emergency purposes. The Portfolio may also invest up to 15% of its net assets in illiquid securities.

  The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests principally in large companies, which tend to have less volatile prices than smaller companies.

  The Portfolio may also be affected by the following additional risk factors:
First, because the Portfolio is not actively managed, and invests in securities included in the S&P 500 regardless of their investment merit, the portfolio management team cannot change this investment strategy, even temporarily to protect the Portfolio from loss during poor economic conditions. This means the Portfolio is susceptible to a general decline in the U.S. stock market. Second, the Portfolio frequently uses index options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

Small-Cap Index Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts
    . Pacific Select variable life insurance policies.

  Under normal conditions, the Portfolio invests at least 80% of the value of its total assets in the common stock of companies included in the Russell 2000 Small Stock Index ("Russell 2000"). The Portfolio will be managed in an attempt to minimize the degree to which the investment results of the Portfolio (before taking into account the Portfolio's expenses) differ from the results of the Russell 2000.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 or other indexes of small capitalization companies.

  The Portfolio may invest in foreign equity securities if U.S. exchange listed to the extent included in the Russell 2000. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; REITs;
U.S. Government securities, its agencies or instrumentalities; bank obligations; variable and floating rate securities; firm commitment agreements and when-issued securities; warrants; and securities that are convertible into common stock. The Portfolio may also invest in illiquid securities (up to 15% of its net assets) and in restricted securities. The Portfolio may also lend its portfolio securities, in an amount not to exceed 33 1/3% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  The Portfolio may maintain a portion to its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000. These investments will not be made in anticipation of a general decline in the market prices of stocks in which the Portfolio invests.

  The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests principally in small-cap companies, which tend to have higher price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

  The Portfolio may also be affected by the following additional risk factors:
First, because the Portfolio is not actively managed, and invests in securities included in the Russell 2000 regardless of their investment merit, the portfolio management team cannot change this investment strategy, even temporarily to protect the Portfolio from loss during poor economic conditions. This means the Portfolio is susceptible to a general decline in the U.S. stock market. Second, the Portfolio frequently uses index options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

REIT Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts
    . Pacific Select variable life insurance policies.

  The Portfolio is a "non-diversified" portfolio. For purposes of the Portfolio's investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

  During periods when the Portfolio Manager believes that changes in economic, financial, or political conditions make it advisable, the Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in investment grade short-term and medium-term debt obligations or hold cash.

  The Portfolio may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates. The Portfolio may also invest in the following: ADRs; bank obligations; U.S. Government securities; convertible securities; variable and floating rate securities; firm commitment agreements and when-issued securities; foreign securities; preferred stock; repurchase agreements; interest rate derivative products, such as swaps, caps, collars and floors; and structured notes. The Portfolio may also lend its portfolio securities, in an amount not to exceed 33 1/3% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for administrative or emergency purposes. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests in companies investing in the real estate industry. The prices of these companies are affected by real estate cycles, cash flows, availability of mortgage financing, changes in interest rates, overbuilding, property taxes and operating expenses, environmental regulation and changes in zoning laws and regulations.

  The Portfolio may also be affected by the following additional risk factors:
First, by investing in REITs, the Portfolio is exposed to the risks of the real estate market. For example, some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. Second, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Third, the Portfolio may use options, futures contracts and other investment techniques such as interest-sensitive derivative products and structured notes to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. When it invests in structured notes and other derivatives, the Portfolio is particularly sensitive to the risk that the other party to the derivative cannot meet its financial obligations to pay the Portfolio.

International Portfolio

  Other than when in a defensive posture, at least 70% of the Portfolio's assets will consist of corporate securities, primarily common stock and, to a lesser degree, securities convertible into common stock. The Portfolio may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality.

  The Portfolio may also hold cash (in United States dollars or foreign currencies) or short-term corporate or U.S. Government obligations and bank certificates of deposit denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Portfolio assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities. The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  The Portfolio may also enter into repurchase agreements and may lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income and may borrow money for administrative or emergency purposes. The Portfolio may also invest in ADRs; GDRs; EDRs; variable and floating rate securities; firm commitment agreements and when-issued securities; and may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Portfolio may also engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio may enter into forward currency contracts and may purchase and write put and call options on foreign currencies. The portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests in small-cap and mid-cap companies that may be more susceptible to larger price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may invest in foreign currency transactions, forward foreign currency contracts or options, index options, futures and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

Emerging Markets Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts.

  The Portfolio's policy of being as fully invested in common stock as practicable at all times precludes the Portfolio from investing in debt securities as a defensive investment posture (although the Portfolio may invest in such securities to provide for payment of expenses and to meet redemption requests.) The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  The types of foreign currency transactions in which the Portfolio may enter include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

  The Portfolio may invest up to 10% of its assets in U.S. government securities, high quality debt securities, money market obligations, and in cash. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The debt securities and money market obligations in which the Portfolio invests may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies.

  The Portfolio also may engage in transactions in options, futures, and options on futures contracts on securities and securities indexes. The Portfolio also may invest in convertible securities; equity index swap agreements; ADRs; GDRs; EDRs; rights; variable and floating rate securities; warrants on securities that it is eligible to purchase; preferred stock; repurchase agreements and reverse repurchase agreements; firm commitment transactions and when-issued securities. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for administrative or emergency purposes. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests in emerging markets, which may be particularly volatile. It also invests in smaller companies, which tend to have higher price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries. Second, the Portfolio may invest in foreign currency transactions, forward foreign currency contracts or options, index options, futures and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

Diversification Versus Non-Diversification

  Each of the Portfolios, other than the REIT Portfolio, is diversified, so that with respect to 75% of each such Portfolio's assets (100% for the Money Market Portfolio), it may not invest more than 5% of its assets (taken at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

  The REIT Portfolio is "non-diversified," which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended ("1940 Act"). However, to meet Federal tax requirements, the REIT Portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, no more than 5% of its total assets invested in any one issuer, except that this restriction does not apply to U.S. Government securities. Nonetheless, because the REIT Portfolio may invest in a smaller number of companies than a diversified fund, an investment in this Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund.

                     SECURITIES AND INVESTMENT TECHNIQUES

  Unless otherwise stated in the prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Portfolio Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective or Portfolio Managers may simply elect not to engage in hedging and have the Portfolio assume full risk of the investments. Investors should not assume that any Portfolio will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

U.S. Government Securities

  All Portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

  Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Real Estate Investment Trusts

  REITs are primary investments for the REIT Portfolio. The Large-Cap Value, Mid-Cap Value and Small-Cap Index Portfolios may also invest in equity REITs.

  REITs pool investors' funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and to self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Mortgage-Related Securities

  Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, and Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund's policies concerning diversification and concentration, see "Concentration Policy".

  Mortgage Pass-Through Securities. These are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMAs"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

  GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration ("FHA"), or guaranteed by the Department of Veterans Affairs ("VA"). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

  FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the 12 Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

  Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

  Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Portfolio Manager determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser or Portfolio Manager are illiquid if, as a result, more than 15% of the value of a Portfolio's net assets (10% for the Money Market Portfolio) will be illiquid. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Portfolio Manager will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  In addition, the Bond and Income Portfolio may invest in inverse floaters and "IO" and "PO" tranches of planned amortization class ("PAC") certificates. PAC certificates are parallel-pay real estate mortgage investment conduit ("REMIC") certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

  A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO's are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  Mortgage Dollar Rolls. The Bond and Income Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Other Asset-Backed Securities

  In addition to mortgage-related securities, the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in other asset-backed securities which are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

High Yield Bonds

  The High Yield Bond, Managed Bond (up to 10% of its assets), Growth LT (up to 10% of its assets), Equity Income, Multi-Strategy, Large-Cap Value (no limit on convertible high yield securities, and up to 5% of its net assets in non-convertible high yield securities), Bond and Income (up to 20% of its assets, 15% of which may be invested in debt securities of foreign governments or their agencies that are from emerging market countries), and International (up to 5% of its assets) Portfolios, measured at the time of investment, may invest in high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) ("high yield bonds," which are commonly referred to as "junk bonds").

  In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio, and in particular the High Yield

Bond and Bond and Income Portfolios. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

  Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

  Included among the emerging market debt obligations in which the Bond and Income Portfolio may invest are "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. Government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar- denominated), and they are traded in the over-the-counter secondary market.

  Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

  High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Bank Obligations

  Bank obligations in which all Portfolios may invest include certificates of deposit, bankers' acceptances, fixed time deposits, and loans or credit agreements. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

  The Portfolio may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See "Variable and Floating Rate Securities" below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

  A Portfolio will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion (U.S. $500 million in the case of the Equity Income Portfolio and U.S. $2 billion in the case of the Bond and Income Portfolio), or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation ("FDIC"); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Portfolio Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

  All Portfolios may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion (U.S. $500 million in the case of the Equity Income Portfolio and U.S. $2 billion in the case of the Bond and Income Portfolio), or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund ("SAIF");
(ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

  A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the Money Market Portfolio) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

  The International Portfolio may only invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Portfolio Manager, are of an investment quality comparable to fixed income obligations in which the Portfolio may invest. The Aggressive Equity and Emerging

Markets Portfolios may only invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Portfolio Manager, are of an investment quality comparable to obligations of U.S. banks in which the Portfolios may invest. There is no limitation on the amount of a Portfolio's assets which may be invested in obligations of foreign banks if the bank obligations meet the appropriate conditions set forth above.

  Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

  The International Portfolio's investments in convertible securities, described below, that are purchased in furtherance of the Portfolio's investment objective, are not subject to the limitations described above with respect to bank obligations.

Municipal Securities

  The Bond and Income Portfolio may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

  The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

  Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

Small Capitalization Stocks

  The Growth, Aggressive Equity, Growth LT. Equity, Small-Cap Index, International, and Emerging Markets Portfolios, and to a lesser degree, the Equity Income, Multi-Strategy, Large-Cap Value and Mid-Cap Value Portfolios, may invest in small capitalization stocks. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

  All Portfolios may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and the Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Mid-Cap Value, Bond and Income, International and Emerging Markets Portfolios may invest in U.S. dollar-denominated debt securities of foreign issuers. The Aggressive Equity, Growth LT, Mid-Cap Value, International, and Emerging Markets Portfolios, and, to the extent of 20% of their assets, the Managed Bond and Government Securities Portfolios, and to the extent of 10% of their assets, the Multi-Strategy, Mid-Cap Value, and Bond and Income Portfolios, may also invest in debt securities of foreign issuers denominated in foreign currencies. The debt securities in which any Portfolio, other than the Money Market Portfolio, may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Portfolio Manager's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest. The debt securities in which the Money Market Portfolio may invest are described in the discussion of the investment objective and policies of that Portfolio.

  The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

  The High Yield Bond, Managed Bond, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios may invest in corporate debt securities rated Baa (Moody's) or BBB (S&P), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are considered medium grade, and do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.

  The High Yield Bond, Growth, Equity Income and Multi-Strategy Portfolios and, to the extent of 10% of their assets, the Managed Bond and Growth LT Portfolios, and, to the extent of 20% of its assets, the Bond and Income Portfolio and to the extent of 5% of its assets, the Large-Cap Value (no limit on below investment grade convertible securities) and International Portfolios, may invest in debt securities rated lower than Baa or BBB (although the Managed Bond Portfolio may not invest in securities rated lower than B), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are not considered to be investment grade, and are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see the discussion of "High Yield Bonds" above.

Variable and Floating Rate Securities

  All Portfolios may invest in variable and floating rate securities which provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

  The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's limitations on investments in such securities.

  The Bond and Income Portfolio may invest in super floating rate CMOs ("super floaters"). A super floater is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater's coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Commercial Paper

  All of the Portfolios may invest in commercial paper (including variable amount master demand notes). Each Portfolio, other than the Money Market and Equity Portfolios may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations and (1) rated at the date of investment Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding. The Aggressive Equity, International, and Emerging Markets Portfolios may, however, invest in commercial paper denominated in foreign currencies. The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that Portfolio may acquire as described in the Prospectus and in "Additional Investment Policies of the Portfolios" above. The Equity Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody's or A-1 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P.

  Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Portfolio

Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; a Portfolio, other than the Money Market Portfolio, may invest in them only if the Adviser or Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus and in "Additional Investment Policies of the Portfolios" above. Master demand notes are considered by the Portfolio to have a maturity of one day unless the Adviser or Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and S&P ratings applicable to commercial paper.

Convertible Securities

  All Portfolios except the Money Market Portfolio may invest in convertible securities. The convertible securities in the Portfolio's portfolios are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Portfolio Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

  Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

  A "synthetic convertible" is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

  However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

  More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Portfolio Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

  A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

  All Portfolios may invest in repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

  If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA, or A by S&P) or, if not rated by Moody's or S&P, are of equivalent investment quality as determined by the Adviser or Portfolio Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the discussion of that Portfolio's investment objective and policies.

  Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Portfolio Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

  A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities. The Equity and Bond and Income Portfolios may, together with other registered investment companies managed by Goldman Sachs Asset Management or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowing

  Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing subject to the borrowing limitations described above.

  The Mid-Cap Value Portfolio may borrow for investment purposes ("leveraging") to the extent permitted under the 1940 Act, which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Mid-Cap Value Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Reverse Repurchase Agreements and Other Borrowings

  Among the forms of borrowing in which the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Mid-Cap Value, Bond and Income, Equity Index, and Emerging Markets Portfolios may engage and enter into reverse repurchase agreements, which involves the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

  A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

  A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of a segregated account consisting of U.S. Government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued Securities

  All Portfolios may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Portfolio Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

  Except for the Mid-Cap Value Portfolio, a Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price--and all the rights and risks of ownership of the securities-- accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Portfolio Securities

  For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 25% of the total assets of the Portfolio except for the Large-Cap Value, the Mid-Cap Value, the Small-Cap Index, and the REIT Portfolios, each of which may loan portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. The Fund has contracted with State Street Bank & Trust Company to engage in securities lending of domestic securities and The Chase Manhattan Bank ("Chase") to engage in securities lending of foreign securities (collectively, the "Lending Agents"). In determining whether to lend securities, the Lending Agents consider all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the Portfolio Manager wishes to vote on matters put before shareholders.

Short Sales

  The Mid-Cap Value Portfolio may engage in short sales. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, the Portfolio may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Portfolio Manager believes that the price of a particular security or group of securities is likely to decline.

  When the Portfolio makes a short sale, the Portfolio must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security.

  The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. Government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the

Portfolio will be required to deposit collateral consisting of cash or liquid securities, marked-to-market daily, in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

  The Aggressive Equity, Mid-Cap Value and Equity Portfolios may enter into short sales "against the box." A short sale is "against the box" when a Portfolio enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Portfolio's obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement. No more than 15% of the value of a Portfolio's net assets will be subject to such short sales at any time.

Illiquid and Restricted Securities (Private Placements)

  All Portfolios may acquire illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.

  All Portfolios except the Equity Index Portfolio may invest in restricted securities (including privately placed securities) but a Portfolio will not acquire such securities if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio's net assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

  Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Portfolio Manager will consider whether steps should be taken to assure liquidity.

  Certain restricted securities may be purchased by certain "qualified institutional buyers" without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Portfolio Manager determines that the security is liquid under guidelines adopted by the Fund's Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

  The Equity Portfolio, and possibly other Portfolios that invest in equity securities, may invest in precious metals-related securities. Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

  The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

  The Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Bond and Income, REIT, International, and Emerging Markets Portfolios may invest directly in U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations and U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies. The Growth, Growth LT, Equity Income, Multi-Strategy and Equity Index Portfolios may invest in equity securities of foreign issuers if U.S. exchange listed or if otherwise included in the S&P 500. The Growth LT Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. The Aggressive Equity Portfolio may invest in securities of foreign issuers that are traded in U.S. securities markets and may invest up to 20% of its assets in securities that are traded principally in securities markets outside of the United States. The International and Emerging Markets Portfolios may invest in equity securities of foreign corporations, nonconvertible fixed income securities denominated in foreign currencies, and in securities represented by EDRs, GDRs, or other securities convertible into equity securities of foreign issuers. The Growth LT Portfolio may also invest in EDRs and GDRs and other types of receipts of shares evidencing ownership of the underlying foreign securities. The Managed Bond and Government Securities Portfolios may each invest up to 20% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. The Large-Cap Value Portfolio may invest up to 20% of its net assets in securities of foreign companies, the Mid-Cap Value Portfolio may invest up to 15% of its total assets in foreign equity or debt securities, and the REIT Portfolio may invest up to 10% of its assets in foreign equity or debt securities, which may include GDRs. The Multi-Strategy and Bond and Income Portfolios may invest up to 10% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. The Small-Cap Index Portfolio may invest in foreign equity securities if they are U.S. exchange listed and if they are included in the Russell 2000 Index. All Portfolios, except the Equity Portfolio, may purchase ADRs which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

  It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

  With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

  The dividends and interest payable on certain of the Portfolios' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

  Investors should understand that the expense ratio of the International and Emerging Markets Portfolios can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolios are higher.

  Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. The Fund has entered into a Custody Agreement with Investors Fiduciary Trust Company ("IFTC"), a trust company chartered under the laws of Missouri, which has entered into a Subcustodial Agreement with Chase under which Chase, together with certain of its foreign branches and agencies and foreign banks and securities depositories acting as subcustodian to Chase, will maintain custody of the securities and other assets of foreign issuers for the Fund. Under these agreements, Chase and IFTC have agreed (i) to use reasonable care in the safekeeping of these securities,
(ii) to indemnify and hold harmless the Fund from and against any loss which shall occur as a result of the failure of a foreign bank or securities depository holding such securities and (iii) to exercise reasonable care in the safekeeping of such securities to the same extent as if the securities were held in New York. Pursuant to requirements of the SEC, Chase is required to use reasonable care in the selection of foreign subcustodians, and to consider the financial strength of the foreign subcustodian, its general reputation and standing (for depository, its operating history and number of participants), its ability to provide efficiently the custodial services required, its relative costs for the services to be rendered, and the Fund's ability to obtain jurisdiction over the foreign subcustodian to enforce judgments. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

  The International and Emerging Markets Portfolios may invest in shares of investment companies organized to invest in foreign countries. Under the 1940 Act, the Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of the Portfolio's total assets in any one investment company, or invest more than 10% of the Portfolio's total assets in the securities of investment companies.

  The International and Emerging Markets Portfolios' foreign investments will be allocated to at least three countries at all times. In addition, each Portfolio may not invest more than 50% of its assets in any one second tier country or more than 25% of its assets in any one third tier country. First tier countries are: Germany, the United Kingdom, Japan, the United States, France, Canada, and Australia. Second tier countries are all countries not in the first or third tier. Third tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation. The Portfolios are not subject to any limit upon investment in issuers domiciled or primarily traded in the United States. Less diversification among countries may create an opportunity for higher returns, but may also result in higher risk of loss because of greater exposure to a market decline in a single country.

Foreign Currency Transactions and Forward Foreign Currency Contracts

  Generally, the foreign exchange transactions of the Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Bond and Income, International, and Emerging Markets Portfolios will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Portfolios have authority to deal in forward foreign exchange as a hedge against possible fluctuations in foreign exchange rates. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

  A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated in or exposed to quoted in a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. The Portfolios will not speculate in forward foreign exchange.

  A Portfolio may enter into forward foreign currency contracts only under the following circumstances: First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio's portfolio securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio enter into forward contracts under this second circumstance, or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio's portfolio securities or other assets denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency). In addition, a Portfolio will not enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio's custodian bank will place cash or liquid equity or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of assets placed in the separate account declines, a Portfolio will find alternative cover or additional cash or securities will be placed in the account on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts.

  When a Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio's holdings denominated in or exposed to such foreign currency. At the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  A Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio's holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

  Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Large-Cap Value, Mid-Cap Value, Bond and Income, International, and Emerging Markets Portfolios may also purchase and write options on foreign currencies, invest in foreign currency futures contracts, and purchase and write options thereon, as described below.

Options

  In pursuing their investment objectives, the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Bond and Income, REIT, and Emerging Markets Portfolios may engage in the purchase and writing of put and call options on securities. In pursuing their investment objectives, the Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Bond and Income, Equity Index, Small-Cap Index, International and Emerging Markets Portfolios may purchase put and call options on stock indexes and the Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Mid-Cap Value, Equity, Bond and Income, International and Emerging Markets Portfolios may write put and call options on securities indexes.

  Purchasing and Writing Options on Securities. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Bond and Income, REIT, and Emerging Markets Portfolios may purchase and write put and call options on securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

  A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

  In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

  In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

  A Portfolio may write call options and put options only if they are "covered" or "secured." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio, or, if the Portfolio has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in cash, U.S. Government securities or liquid securities marked-to-market daily in a segregated account with the Fund's custodian. A put is secured if the Portfolio maintains cash, U.S. Government securities or liquid securities marked-to-market daily with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

  A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  Purchasing and Writing Options on Stock Indexes. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Bond and Income, Equity Index, International and Emerging Markets Portfolios may purchase put and call options on stock indexes which are standardized and traded on a U.S. exchange or board of trade, or for which an established over-the-counter market exists. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Mid-Cap Value, Equity, Bond and Income, International and Emerging Markets Portfolios may sell put and call options on securities indexes that are exchange traded or traded on over-the-counter markets. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation ("OCC"). The Small-Cap Index Portfolio may purchase and sell options on stock indexes that are based on the Russell 2000 or other indexes of small capitalization companies.

  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

  A stock index is ordinarily expressed in relation to a "base" established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

  Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are "value weighted;" that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

  In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash--not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index "multiplier." A multiplier of 100, for example, means that a one-point difference will yield $100.

  Gains or losses on the Portfolios' transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

  Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

  With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

  Spread Transactions. The High Yield Bond, Managed Bond and Government Securities Portfolios may enter into spread transactions with securities dealers. Such spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio's objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be "covered" or "secured" as described in the "Options", "Options on Foreign Currencies", "Futures Contracts and Options on Futures Contracts", and "Swap Agreements and Options on Swap Agreements" sections.

Options on Foreign Currencies

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Large-Cap Value, Mid-Cap Value, Bond and Income, International, and Emerging Markets Portfolios may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

  A Portfolio may write options on foreign currencies for hedging purposes. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or cash, U.S. Government securities, or liquid securities marked-to-market daily in a segregated account with the Fund's custodian; or
(iv) cross-hedges the call option by segregating and marking-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is "covered" if the option is secured by (i) government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price in a segregated account, or (ii) a put on the same underlying currency at an equal or greater exercise price.

  A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Fund's custodian, cash, U.S. Government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

  In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

  Under the 1940 Act, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. As the shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations.

  SPDRs. The Equity Portfolio may also invest in SPDRs in compliance with the 1940 Act. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yields of the S&P 500.

  Individual investments in SPDRs are not redeemable, except upon termination of the UIT. However, large quantities of SPDRs known as "Creation Units" are redeemable from the sponsor of the UIT. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market.

  The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Equity Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described under "Risks of Options Transactions."

  WEBS and OPALS. The Emerging Markets Portfolio may invest in WEBS ("World Equity Benchmark Shares") and OPALS ("Optimised Portfolios as Listed Securities"). WEBS have been listed on the American Stock Exchange since 1996 and are issued by Foreign Fund, Inc., an open-end investment company registered under the 1940 Act. WEBS are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand of WEBS on the American Stock Exchange. Investments in WEBS are managed by BZW Barclays Global Fund Advisors.

  OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. OPALS represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default and the Portfolio may not be able to recover the current value of its investment.

  Investments in WEBS and OPALS will be limited to the percentage restrictions set forth above for investments in investment company securities.

Futures Contracts and Options on Futures Contracts

  The Large-Cap Value and Mid-Cap Value Portfolios may invest in futures contracts on securities and options thereon. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, REIT, and International Portfolios may invest in interest rate futures and options thereon. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Equity Index, Small-Cap Index, International, and Emerging Markets Portfolios may invest in stock index futures and options thereon.

  There are several risks associated with the use of futures and futures options. While a Portfolio hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio's return might have been better had hedging not been attempted.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

  If a fund buys a futures contract to gain exposure to securities, the fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

  Interest Rate Futures. (The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, REIT, and International Portfolios.) An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month
U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

  As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

  A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

  Stock Index Futures. (The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Equity Index, Small-Cap Index, International, and Emerging Markets Portfolios.) A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

  A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio's portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

  Futures Options. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, REIT, and International Portfolios may purchase and sell (write) call and put options on interest rate futures. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

  The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Equity Index, Small-Cap Index, International, and Emerging Markets Portfolios may purchase and sell put and call options on stock index futures. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

  The High Yield Bond, Multi-Strategy, Equity Income, Large-Cap Value, Mid-Cap Value, Equity, Equity Index and Small-Cap Index Portfolios will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

  If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

  A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

  Limitations. The Fund will comply with certain regulations of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool." Under these regulations, a Portfolio may only enter into a futures contract or purchase an option thereon (1) for bona fide hedging purposes and (2) for other purposes if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Portfolio must maintain with its custodian in a segregated account (or broker, if legally permitted) cash, U.S. Government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or will "cover" its position by holding a put option permitting the Portfolio to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. Government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the amount such option is in-the-money until the option expires or is closed out by the Portfolio or will "cover" its position by (1) owning the same futures contract at a price no higher than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to maintain with its custodian government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to "cover" its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by the Portfolio.

  A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

  The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

  Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index's component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Large-Cap Value, Mid-Cap Value, Bond and Income, International, and Emerging Markets Portfolios may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Large-Cap Value, Mid-Cap Value, Bond and Income, International, and Emerging Markets Portfolios may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") and may purchase and write options on foreign currency futures. In addition, a Portfolio may engage in cross-hedging activities, which involve the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different ("proxy") currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Portfolio Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

  The Mid-Cap Value and Emerging Markets Portfolio may enter into equity index swap agreements. The Managed Bond, Government Securities, Mid-Cap Value, and REIT Portfolios may enter into interest rate, and interest rate index, and/or currency exchange rate swap agreements, and the Managed Bond, Government Securities and Mid-Cap Value Portfolios may purchase and sell options thereon. The Large-Cap Value Portfolio may enter into currency swaps. A Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. The Bond and Income Portfolio may invest in the following types of swap agreements: (1) "interest rate caps," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (2) "interest rate floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or "floor"; (3) "interest rate collars," under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) "currency exchange rate swap agreements."

  Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

  Risks of Swap Agreements. Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio's repurchase agreement guidelines unless otherwise specified in the investment policies of the Portfolio). Certain tax considerations may limit a Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See "Taxation".

Structured Notes

  The Bond and Income and REIT Portfolios may invest in structured notes. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio's investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

  The High Yield Bond, Growth LT, Equity Income, Multi-Strategy, Mid-Cap Value, Equity, Bond and Income, Small-Cap Index and REIT Portfolios may invest in warrants; however, not more than 10% of the market value of a Portfolio's assets (at the time of purchase), and in the case of the Equity Portfolio 5%, may be invested in warrants other than warrants acquired in units or attached to other securities. The Mid-Cap Value Portfolio may invest up to 5% of its total assets in rights. The Aggressive Equity and Emerging Markets Portfolios each may invest up to 5% of its net assets in warrants or rights (valued at the lower of cost or market) to purchase securities, provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges. Each of these Portfolios may invest in warrants or rights acquired as part of a unit or attached to securities at the time of purchase without limitation. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Duration

  Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term "bond" is generally used to connote any type of debt instrument.

  Most notes and bonds have provided interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

  Duration is a measure of the average life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

  Although frequently used, the "term of maturity" of a bond is not a useful measure of the longevity of a bond's cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

  Another way of measuring the longevity of a bond's cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the "dollar-weighted mean waiting time," indicating that it is a measure of the average time to payment of a bond's cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

  A bond's duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond's yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

  Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

  Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

  Each Portfolio's investment goal as set forth under "About the Portfolios," in the Prospectus, and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of
(a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

  (i) except for the REIT Portfolio, invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to the REIT Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate;

  (ii) with respect to 75% of its total assets (or, in the case of the REIT Portfolio, with respect to 50% of its assets), invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  (iii) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

  (iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  (v) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio's assets);

  (vi) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 25% of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Fund's Trustees, except the Large-Cap Value, Mid-Cap Value, Small-Cap Index, and REIT Portfolios, each of which may lend its Portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

  (vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; and

  In addition, with respect to the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Growth LT, Equity Income, Multi-Strategy, Equity Index and International Portfolios, unless otherwise indicated, such Portfolios may not:

  (viii) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in the Statement of Additional Information (a) the Managed Bond, Equity Index, Government Securities, High Yield Bond, Growth LT, Equity Income, Multi-Strategy, and International Portfolios may engage in futures contracts and options on futures contracts, (b) all Portfolios may enter into foreign forward currency contracts; and (c) the Equity Index Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures;

  (ix) except the Growth LT Portfolio, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (x) except the Growth LT Portfolio, maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures.

Nonfundamental Investment Restrictions

  Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

  (i) invest for the purpose of exercising control or management;

  (ii) sell property short, sell securities short, except the Mid-Cap Value Portfolio, sell short against the box, except the Aggressive Equity, Equity and Mid-Cap Value Portfolios;

  (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants;

  (iv) except the Mid-Cap Value Portfolio, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (v) except the Mid-Cap Value Portfolio, maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures;

  (vi) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and

  (vii) purchase or sell commodities or commodities contracts, except, (a) futures contracts and options on futures contracts, (b) forward foreign currency contracts and (c) stock index futures, options on stock indexes, and options on stock index futures; subject to any applicable restrictions described in the Prospectus and in the SAI.

  Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction
(v) and nonfundamental restriction (vii) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (v), a short sale "against the box" shall not be considered a short position.

                    ORGANIZATION AND MANAGEMENT OF THE FUND

  The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of eighteen separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract's Accumulated Value is allocated. The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund's Agreement and Declaration of Trust.

Trustees and Officers

  The Trustees and Executive Officers of the Fund, their business address, and principal occupations during the past five years are:

                                                  Business Affiliates and
 Name and Address          Position with the Fund Principal Occupations
 ----------------          ---------------------- -----------------------
 Thomas C. Sutton*           Chairman of the      Chairman of the Board,
 700 Newport Center Drive    Board and Trustee    Director and Chief Executive
 Newport Beach, CA 92660                          Officer of Pacific Life,
 Age 56                                           Pacific Mutual Holding
                                                  Company and Pacific
                                                  LifeCorp; and similar
                                                  positions with other
                                                  subsidiaries and affiliates
                                                  of Pacific Life; Director of
                                                  Newhall Land & Farming;
                                                  Director of The Irvine
                                                  Company; Director of Edison
                                                  International; Management
                                                  Board Member of PIMCO
                                                  Advisors L.P.; Former Equity
                                                  Board Member of PIMCO
                                                  Advisors L.P.
 Lucie H. Moore              Trustee              Former Partner with Gibson,
 1825 Port Manleigh Place                         Dunn & Crutcher.
 Newport Beach, CA 92660
 Age 42

                                                  Business Affiliates and
 Name and Address          Position with the Fund Principal Occupations
 ----------------          ---------------------- -----------------------
 Richard L. Nelson             Trustee            Business Consultant; retired
 8 Cherry Hills Lane                              Partner with Ernst & Young
 Newport Beach, CA 92660                          LLP; Director of Wynn's
 Age 69                                           International, Inc.

 Lyman W. Porter               Trustee            Professor Emeritus of
 University of California                         Management in the Graduate
 at Irvine                                        School of Management at the
 Irvine, CA 92717                                 University of California,
 Age 69                                           Irvine. Former Member of the
                                                  Academic Advisory Board of
                                                  the Czechoslovak Management
                                                  Center and of the Board of
                                                  Trustees of the American
                                                  University of Armenia.

 Alan Richards                 Trustee            Retired Chairman of E. F.
 7381 Elegans Place                               Hutton Insurance Group;
 Carlsbad, CA 92009                               Former Director of E. F.
 Age 69                                           Hutton and Company, Inc.;
                                                  Chairman of IBIS Capital,
                                                  LLC; Director of Inspired
                                                  Arts, Inc.; Former Director
                                                  of Western National
                                                  Corporation.

 Glenn S. Schafer              President          President and Director of
 700 Newport Center Drive                         Pacific Life, Pacific Mutual
 Newport Beach, CA 92660                          Holding Company and Pacific
 Age 49                                           LifeCorp and similar
                                                  positions with other
                                                  subsidiaries and affiliates
                                                  of Pacific Life; Management
                                                  Board Member of PIMCO
                                                  Advisors L.P.; Former Equity
                                                  Board Member of PIMCO
                                                  Advisors L.P.

 Brian D. Klemens              Vice President     Vice President and Treasurer
 700 Newport Center Drive      and Treasurer      (12/98 to present); and
 Newport Beach, CA 92660                          Assistant Controller (4/94
 Age 42                                           to 12/98) of Pacific Life.

 Diane N. Ledger               Vice President     Vice President, Variable
 700 Newport Center Drive      and Assistant      Regulatory Compliance,
 Newport Beach, CA 92660       Secretary          Corporate Law of Pacific
 Age 59                                           Life.

 Sharon A. Cheever             Vice President     Vice President and
 700 Newport Center Drive      and General        Investment Counsel of
 Newport Beach, CA 92660       Counsel            Pacific Life.
 Age 43

 Audrey L. Milfs               Secretary          Vice President, Director and
 700 Newport Center Drive                         Corporate Secretary of
 Newport Beach, CA 92660                          Pacific Life; and similar
 Age 53                                           positions with other
                                                  subsidiaries of Pacific
                                                  Life.

--------
* Mr. Sutton is an "interested person" of the Fund (as that term is defined in the Investment Company Act) because of his position with Pacific Life as shown above.

  Trustees other than those affiliated with Pacific Life Insurance Company ("Pacific Life" or the "Adviser", formerly known as Pacific Mutual Life Insurance Company) or a Portfolio Manager, currently receive an annual fee of $15,000 and $1,500 for each Board of Trustees meeting attended, including each Audit, Policy, or Nominating Committee meeting attended, plus reimbursement of related expenses. In addition, the Chairman of the Fund's Audit, Policy and Nominating Committees each receive an additional annual fee of $2,000. The following table summarizes the aggregate compensation paid by the Fund to each Trustee who was not affiliated with Pacific Life or a Portfolio Manager in 1998. The table also shows total compensation paid to these Trustees in 1998 by the Fund and PIMCO Funds: Multi-Manager Series, an investment company managed by an affiliate of Pacific Life for which Messrs. Nelson, Porter, and Richards (but not Mr. Sutton or Ms. Moore) also serve as trustees (collectively, "Fund Complex").

                                              Pension or
                                              Retirement               Total
                                               Benefits  Estimated  Compensation
                                               Accrued     Annual    from Fund
                                  Aggregate   as Part of  Benefits    Complex
                                 Compensation    Fund       Upon      Paid to
Name of Trustee                   from Fund    Expenses  Retirement   Trustees
---------------                  ------------ ---------- ---------- ------------
Richard L. Nelson...............   $39,500         0          0       $ 96,500
Lyman W. Porter.................   $39,500         0          0       $ 95,500
Alan Richards...................   $39,500         0          0       $100,500
Lucie H. Moore*.................   $ 8,250         0          0         N/A

--------
*  Ms. Moore became a Trustee effective October 1, 1998.

  None of the Trustees or Officers directly own shares of the Fund. As of March 19, 1999, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

Investment Adviser

  Pacific Life serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement ("Advisory Contract") between Pacific Life and the Fund.

  Pacific Life is a life insurance company that is domiciled in California. Along with subsidiaries and affiliates, Pacific Life's operations include life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations and investment advisory services. As of the end of 1998, Pacific Life had $89.6 billion of individual life insurance in force and total admitted assets of approximately $37.6 billion. Pacific Life has been ranked according to admitted assets as the 18th largest life insurance carrier in the nation based on December 31, 1998 assets. The Pacific Life family of companies has total assets and funds under management of over $290 billion as of December 31, 1998. Pacific Life is authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

  Pacific Life was originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

  Pacific Life is responsible for administering the affairs of and supervising the investment program for the Fund. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio.

  Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Fund's Portfolios in accordance with applicable laws and regulations.

  The Advisory Contract will continue in effect until December 31, 1999, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such

Advisory Contract or "interested persons", as defined in the Investment Company Act of 1940 (the "1940 Act"), of any such party. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Contract was also approved by the shareholders of the Equity Index Portfolio of the Fund at a Meeting of Shareholders of the Equity Index Portfolio held on April 21, 1992. An Addendum to the Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on October 28, 1988. An Addendum to the Advisory Contract which increased the advisory fee schedule with respect to the High Yield Bond, Managed Bond, Government Securities, Growth, Equity Income, Multi-Strategy, and International Portfolios, and which included the Growth LT Portfolio as a Portfolio to which the Adviser will perform services under the Advisory Contract, was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on September 29, 1993, and was approved by shareholders of the High Yield Bond, Managed Bond, Government Securities, Growth, Equity Income, Multi-Strategy, and International Portfolios at a Special Meeting of Shareholders on December 13, 1993. An Addendum to the Advisory Contract for the Equity and Bond and Income Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 12, 1994, and by the sole shareholder of those Portfolios on September 6, 1994. An Addendum to the Advisory Contract for the Aggressive Equity and Emerging Markets Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on November 17, 1995, and by the sole shareholder of those Portfolios on January 30, 1996. An addendum to the Advisory Contract for the Large-Cap Value, Mid-Cap Value, Small-Cap Index, and REIT Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 6, 1998, and by the sole shareholder of those Portfolios on December 21, 1998. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days' written notice by either party to the Advisory Contract and will terminate automatically if assigned.

  The Fund pays the Adviser, for its services under the Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the High Yield Bond, Managed Bond, Government Securities, and Bond and Income Portfolios, the Fund pays .60% of the average daily net assets of each of the Portfolios. For the Growth, Equity Income, Multi-Strategy, and Equity Portfolios, the Fund pays .65% of the average daily net assets of each of the Portfolios. For the Aggressive Equity Portfolio, the Fund pays .80% of the average daily net assets of the Portfolio. For the Growth LT Portfolio, the Fund pays .75% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund pays .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million. For the Small-Cap Index Portfolio, the Fund pays 0.50% of the average daily net assets of the Portfolio. For the Large-Cap Value, Mid-Cap Value and International Portfolios, the Fund pays .85% of the average daily net assets of the Portfolio. For the REIT and Emerging Markets Portfolios, the Fund pays to the Adviser a fee at an annual rate of 1.10% of the average daily net assets of the Portfolio. The fee shall be computed and accrued daily and paid monthly.

  Net advisory fees paid or owed to Pacific Life for 1998 were as follows:
Money Market Portfolio--$1,802,788, High Yield Bond Portfolio--$2,126,319, Managed Bond Portfolio--$3,687,063, Government Securities Portfolio--$915,619, Growth Portfolio--$1,647,286, Aggressive Equity Portfolio--$1,301,554, Growth LT Portfolio--$6,762,035, Equity Income Portfolio--$6,578,365, Multi-Strategy Portfolio--$2,986,639, Equity Portfolio--$2,577,278, Bond and Income Portfolio--$867,006, Equity Index Portfolio--$1,888,470, International Portfolio--$7,820,564, and Emerging Markets Portfolio--$1,135,155.

  Net advisory fees paid or owed to Pacific Life for 1997 were as follows:
Money Market Portfolio--$1,521,271, High Yield Bond Portfolio--$1,466,135, Managed Bond Portfolio--$2,055,929, Government Securities Portfolio--$645,820, Growth Portfolio--$1,355,092, Aggressive Equity Portfolio--$684,226, Growth LT Portfolio--$4,193,552, Equity Income Portfolio--$4,062,587, Multi-Strategy Portfolio--$1,866,445, Equity Portfolio--$1,818,664, Bond and Income Portfolio--$568,647, Equity Index Portfolio--$1,080,856, International Portfolio--$5,353,459, and Emerging Markets Portfolio--$868,075.

  Net advisory fees paid or owed to Pacific Life for 1996 were as follows:
Money Market Portfolio--$625,727, High Yield Bond Portfolio--$783,894, Managed Bond Portfolio--$1,071,851, Government Securities Portfolio--$483,849, Growth Portfolio--$962,573, Aggressive Equity Portfolio--$153,495, Growth LT Portfolio--$2,367,481, Equity Income Portfolio--$1,977,164, Multi-Strategy Portfolio--$1,107,889, Equity Portfolio--$1,049,649, Bond and Income Portfolio--$411,129, Equity Index Portfolio--$511,324, International Portfolio--$2,586,397, and Emerging Markets Portfolio--$203,399.

  Pacific Life has agreed, until at least December 31, 2000, to waive its fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Life began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 2000.

Other Expenses of the Fund

  The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

  The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund on state and federal levels, legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

  The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services such as those described above. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

  Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

  The Fund paid Pacific Life $229,510 for its services under the Agreement for Support Services during 1998, $165,000 during 1997, and $108,000 during 1996, representing 0.003%, 0.004%, and 0.005%, respectively, of the Fund's average daily net assets and anticipates that fees to be paid for 1999 under said Agreement will be approximately 0.003% of the Fund's average daily net assets.

Portfolio Management Agreements

  Pacific Life directly manages both the Money Market and the High Yield Bond Portfolios. For the other sixteen Portfolios Pacific Life employs other investment advisory firms as Portfolio Manager, subject to Portfolio Management Agreements, the terms of which are discussed below.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Portfolio Manager and provides investment advice and makes and implements investment decisions with respect to the Managed Bond Portfolio and Government Securities Portfolio. For the services provided in 1996, Pacific Life paid PIMCO a fee based on a percentage of each Portfolio's average daily net assets according to the following schedule. Effective January 1, 1997, for the services provided, Pacific Life pays PIMCO a fee based on an annual percentage of the combined average daily net assets of the Portfolios according to the following schedule:

               Managed Bond and Government Securities Portfolios

              Rate %   Break Point (assets)
              ------   --------------------
               .50%    On first $25 million
               .375%   On next $25 million
               .25%    On excess

  PIMCO is an investment counseling firm founded in 1971, and had approximately $157 billion in assets under management as of December 31, 1998. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans. PIMCO is registered as an investment adviser with the SEC and a commodity trading adviser with the CFTC. Net fees paid or owed by Pacific Life to PIMCO in 1998 were $1,613,407 for the Managed Bond Portfolio and $400,557 for the Government Securities Portfolio, in 1997 were $929,041 for the Managed Bond Portfolio and $292,079 for the Government Securities Portfolio, and in 1996 were $541,256 for the Managed Bond Portfolio and $295,607 for the Government Securities Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Capital Guardian Trust Company ("Capital Guardian"), a wholly-owned subsidiary of Capital Group International, Inc., which itself is wholly-owned by The Capital Group Companies, Inc. all of which are located at 333 South Hope Street, Los Angeles, California 90071, Capital Guardian is the Portfolio Manager and provides investment advisory services to the Growth Portfolio. For the services provided, Pacific Life pays Capital Guardian a fee based on an annual percentage of the average daily net assets of the Growth Portfolio according to the following schedule:

                               Growth Portfolio

              Rate (%)   Break Point (assets)
              --------   --------------------
               .50%      On first $30 million
               .40%      On next $30 million
               .30%      On excess

  Capital Guardian is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a limited number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Accounts managed by Capital Guardian had combined assets, as of December 31, 1998, in excess of $81 billion. Capital Guardian's research activities are conducted by affiliated companies that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Hong Kong, Montreal, Singapore, and Tokyo.

  Net fees paid or owed by Pacific Life to Capital Guardian for the Growth Portfolio in 1998 were $850,462, in 1997 were $716,070, and in 1996 were $534,580.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Alliance Capital Management, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, NY 10105, which became effective May 1, 1998, Alliance Capital is the Portfolio Manager and provides investment advisory services to the Aggressive Equity Portfolio. For the services provided, Pacific Life pays a fee to Alliance Capital based on an annual percentage of the average daily net assets according to the following schedule:

                          Aggressive Equity Portfolio

              Rate (%)   Break Point (assets)
              --------   ---------------------
               .60%      On first $100 million
               .45%      On next $400 million
               .40%      On excess

  Alliance Capital is a leading international investment manager supervising client accounts with assets as of December 31, 1998 totaling $286.7 billion. Alliance Capital is a Delaware limited partnership. Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance Capital (and conducts no other active business). As of June 30, 1997, the Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 57.1% of the outstanding units of Alliance Capital. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of The Equitable Companies Incorporated, a Delaware corporation ("ECI"). As of December 31, 1998, AXA-UAP, a French insurance holding company, owned approximately 58.5% of the issued and outstanding shares of the common stock of ECI.

  Alliance Capital currently serves as investment adviser to other mutual funds as well as individual, corporate, retirement, and charitable accounts. As of December 31, 1998, Alliance Capital was retained as an investment manager of employee benefit fund assets for 31 of the top 100 of America's Fortune 500 companies.

  From April 1, 1996 through April 30, 1998, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902, Columbus Circle Investors was the Portfolio Manager and provided investment advisory services to the Aggressive Equity Portfolio.

  For the services provided for the year 1997 and from January 1, 1998 through April 30, 1998, Pacific Life paid a fee to Columbus Circle Investors based on an annual percentage of the average daily net assets according to the following schedule:

                          Aggressive Equity Portfolio

              Rate (%)   Break Point (assets)
              --------   ---------------------
               .55%      On first $100 million
               .50%      On next $150 million
               .45%      On next $250 million
               .40%      On excess


  For the services provided, in 1996, Pacific Life paid a fee to Columbus Circle Investors based on an annual percentage of the Portfolio's average daily net assets according to the following fee schedule:

                          Aggressive Equity Portfolio

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .55%      On first $100 million
               .50%      On next $250 million
               .45%      On excess

  Net fees paid or owed by Pacific Life to Alliance Capital from May 1, 1998 through December 31, 1998 were $622,812. Net fees paid or owed by Pacific Life to Columbus Circle Investors from January 1, 1998 through April 30, 1998 were $251,083, in 1997 were $468,441 and from April 1, 1996 (date of commencement of operations) to December 31, 1996 were $106,272 for the Aggressive Equity Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4928, Janus is the Portfolio Manager and provides investment advisory services to the Growth LT Portfolio.

  Effective January 1, 1997, for the services provided, Pacific Life pays Janus a fee based on an annual percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

                              Growth LT Portfolio

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .55%      On first $100 million
               .50%      On next $400 million
               .45%      On excess

  For the services provided in 1996, Pacific Life paid Janus a fee based on an annual percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

                              Growth LT Portfolio

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .60%      On first $100 million
               .55%      On excess

  Janus serves as investment adviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 82% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. Net fees paid or owed by Pacific Life to Janus for the Growth LT Portfolio in 1998 were $4,364,703, in 1997 were $2,813,259 and in 1996 were
$1,789,724.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, J.P. Morgan Investment is the Portfolio Manager and provides investment advisory services to the Equity Income Portfolio and the Multi-Strategy Portfolio.

  Effective January 1, 1997, for the services provided, Pacific Life pays J.P. Morgan Investment a fee based on an annual percentage of the combined average daily net assets of the Equity Income and Multi-Strategy Portfolios according to the following schedule:

                  Equity Income and Multi-Strategy Portfolios

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .45%      On first $100 million
               .40%      On next $100 million
               .35%      On next $200 million
               .30%      On next $350 million
               .20%      On excess

  For the services provided in 1996, Pacific Life paid J.P. Morgan Investment a fee based on an annual percentage of the combined average daily net assets of these two Portfolios according to the following schedule:

                  Equity Income and Multi-Strategy Portfolios

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .45%      On first $100 million
               .40%      On next $100 million
               .35%      On next $200 million
               .30%      On excess

  J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"), J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of Morgan Guaranty Trust Company of New York, also a subsidiary of Morgan.

  Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. As of December 31, 1998, Morgan, through J.P. Morgan Investment and its other subsidiaries, has assets under management of approximately $310 billion. With offices around the globe, J.P. Morgan Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients.

  Net fees paid or owed by Pacific Life to J.P. Morgan Investment in 1998 were $2,783,163 for the Equity Income Portfolio and $1,263,563 for the Multi-Strategy Portfolio, in 1997 were $1,998,776 for the Equity Income Portfolio and $920,564 for the Multi-Strategy Portfolio, and in 1996 were $1,135,557 for the Equity Income Portfolio and $637,384 for the Multi-Strategy Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Salomon Brothers Asset Management, Inc. ("SaBAM"), Seven World Trade Center, New York, New York 10048, which became effective December 18, 1998, SaBAM is the Portfolio Manager and provides investment advisory services to the Large-Cap Value Portfolio. For the services provided under this Agreement, Pacific Life pays a fee to SaBAM based on an annual percentage of the average daily net assets according to the following schedule:

                           Large-Cap Value Portfolio

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .45%      On first $100 million
               .40%      On next $100 million
               .35%      On next $200 million
               .30%      On next $350 million
               .25%      On next $250 million
               .20%      On excess

  SaBAM, a wholly-owned subsidiary of Citigroup, Inc. was incorporated in 1987 and, together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of December 31, 1998, SaBAM and such affiliates managed approximately $29 billion of assets.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, which became effective

December 18, 1998 , Lazard is the Portfolio Manager and provides investment advisory services to the Mid-Cap Value Portfolio. For the services provided under this Agreement, Pacific Life pays a fee to Lazard based on a percentage of an annual average daily net assets according to the following schedule:

                            Mid-Cap Value Portfolio

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .55%      On first $200 million
               .50%      On next $200 million
               .45%      On next $200 million
               .40%      On next $200 million
               .30%      On next $200 million
               .25%      On excess

  Lazard, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $70 billion as of December 31, 1998. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Goldman Sachs Asset Management ("Goldman Sachs"), One New York Plaza, New York, New York 10004, which became effective May 1, 1998, Goldman Sachs is the Portfolio Manager and provides investment advisory services to the Equity and Bond and Income Portfolios. For these services, Pacific Life pays a fee to Goldman Sachs based on an annual percentage of the average daily net assets of each Portfolio according to the following schedule:

                     Equity and Bond and Income Portfolios

              Rate
              (%)     Break Point (assets)
              ----   ---------------------
               .35%  On first $100 million
               .30%  On next $100 million
               .25%  On next $800 million
               .20%  On excess

  Goldman Sachs is a separate operating division of Goldman, Sachs & Co. Goldman Sachs and its affiliates are the investment management division of Goldman, Sachs & Co., which was founded in 1869. As of December 31, 1998, Goldman Sachs and its affiliates manage, administer and distribute over $195 billion for institutional and individual investors worldwide, including fixed income assets in excess of $42 billion for which they acted as investment adviser.

  The Goldman Sachs Group, L.P., which controls Goldman Sachs Asset Management, announced that it will pursue an initial public offering in the late spring or early summer of 1999. Simultaneously with the offering, the Goldman Sachs Group, L.P. will merge into The Goldman Sachs Group, Inc.

  From January 1, 1995 through April 30, 1998, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Greenwich Street Advisors Division of Smith Barney Mutual Funds Management Inc. ("Greenwich Street Advisors"), 388 Greenwich Street, 23rd Floor, New York, New York 10048, Greenwich Street Advisors was the Portfolio Manager and provided investment advisory service to the Equity Portfolio and Bond and Income Portfolio. For the services provided, for the year 1997, Pacific Life paid a fee to Greenwich Street Advisors based on an annual percentage of the combined average daily net assets of the Equity and Bond and Income Portfolios according to the following schedule:

                     Equity and Bond and Income Portfolios

              Rate(%)   Break Point (assets)
              -------   ---------------------
               .45%     On first $100 million
               .40%     On next $100 million
               .35%     On next $200 million
               .30%     On next $600 million
               .20%     On excess

  For the services provided in 1996, Pacific Life paid a fee to Greenwich Street Advisors based on an annual percentage of each Portfolio's average daily net assets according to the following fee schedules:

                               Equity Portfolio

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .50%      On first $500 million
               .45%      On next $500 million
               .40%      On excess

                           Bond and Income Portfolio

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .40%      On first $500 million
               .35%      On next $500 million
               .30%      On excess

  Net Fees paid or owed by Pacific Life to Goldman Sachs from May 1, 1998 through December 31, 1998 were $772,931 for the Equity Portfolio and $290,917 for the Bond and Income Portfolio. Net fees paid or owed to Greenwich Street Advisors from January 1, 1998 through April 30, 1998 were $437,389 for the Equity Portfolio and $147,029 for the Bond and Income Portfolio, in 1997 were $1,088,097 for the Equity Portfolio and $368,846 for the Bond and Income Portfolio, and in 1996 were $808,784 for the Equity Portfolio and $274,358 for the Bond and Income Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Bankers Trust Company ("BTCo"), a wholly-owned subsidiary of Bankers Trust Corporation, 130 Liberty Street, New York, New York 10006, BTCo is the Portfolio Manager and provides investment advisory services to the Equity Index and Small-Cap Index Portfolios. For these services, Pacific Life pays a fee to BTCo, at the beginning of each calendar quarter, a fee based on an annual percentage of the combined daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule, subject to a minimum annual fee of $100,000:

                  Equity Index and Small-Cap Index Portfolios

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .08%      On first $100 million
               .04%      On next $100 million
               .02%      On excess

  For the services provided, for the years 1997 and 1996 with respect to the Equity Index Portfolio, Pacific Life paid a quarterly fee in advance to BTCo, based on the net assets of the Equity Index Portfolio at the beginning of each calendar quarter at an annual rate in accordance with the following schedule:

                            Equity Index Portfolio

               Rate (%)    Break Point (assets)
               --------   ---------------------
                .07%      On first $100 million
                .03%      On next $100 million
                .01%      On excess

  As was the case with the current fee, this fee was subject to a minimum annual fee of $100,000 for the calendar years 1996 and 1997.

  BTCo is a wholly-owned subsidiary of Bankers Trust Corporation, the seventh largest bank holding company in the United States. BTCo is responsible for the management of the Equity Index Portfolio. As of December 31, 1998, BTCo managed assets approximating $361.9 billion. BTCo is also the investment manager to several other mutual fund portfolios and to private accounts for pension and profit sharing plans.

  Net fees paid or owed by Pacific Life to BTCo with respect to the Equity Index Portfolio in 1998 were $188,793, in 1997 were $135,863, and in 1996 were $100,000.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Morgan Stanley Asset Management ("MSAM"), a subsidiary of Morgan Stanley Dean Witter & Co., whose address is 1221 Avenue of the Americas, New York, New York 10020, MSAM is the Portfolio Manager and provides investment advisory services to the REIT and International Portfolios. On December 1, 1998 Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

  For the services provided under the Agreement for the International Portfolio, which became effective June 1, 1997, Pacific Life pays a fee to MSAM at an annual rate of 0.35% based on the average daily net assets of the International Portfolio.

  From January 1, 1995 through May 31, 1997, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Templeton Investment Counsel, Inc. ("Templeton"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091, Templeton was the Portfolio Manager and provided investment advice with respect to the International Portfolio. For the services provided, for the period January 1, 1997 through May 31, 1997 and in 1996, Pacific Life paid a fee to Templeton based on an annual percentage of the Portfolio's average daily net assets according to the following fee schedule:

                            International Portfolio

               Rate (%)   Break Point (assets)
               --------   --------------------
                .70%      On first $25 million
                .55%      On next $25 million
                .50%      On next $50 million
                .40%      On excess

  Net fees paid or owed by Pacific Life to MSAM for the International Portfolio for 1998 were $3,222,413, and from June 1, 1997 through December 31, 1997 were $1,478,065. Net fees paid or owed by Pacific Life to Templeton for the International Portfolio from January 1, 1997 to May 31, 1997 were $945,379, and in 1996 were $1,382,217.

  For the services provided under the Agreement for the REIT Portfolio, which became effective December 18, 1998, Pacific Life pays a fee to MSAM based on an annual percentage of the REIT Portfolio's average daily net assets according to the following schedule:

                                REIT Portfolio

               Rate (%)     Break Point (assets)
               --------   -------------------------
                .60%      On first $100 million
                .45%      On next $150 million
                .40%      On next $250 million
                .35%      On next $500 million
                .30%      On excess over $1 billion

  MSAM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 1998 MSAM, together with its affiliated institutional asset management companies, had approximately $163.4 billion in assets under management as an investment manager or as a fiduciary adviser.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Blairlogie Capital Management ("Blairlogie"), 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland, Blairlogie serves as the Portfolio Manager and provides investment advisory services to the Emerging Markets Portfolio. For the services provided, Pacific Life pays a fee to Blairlogie based on an annual percentage of the Emerging Market Portfolio's average daily net assets according to the following schedule:

                          Emerging Markets Portfolio

               Rate (%)   Break Point (assets)
               --------   --------------------
                .85%      On first $50 million
                .75%      On next $50 million
                .70%      On next $50 million
                .65%      On next $50 million
                .60%      On excess

  For the services provided in the year 1996, Pacific Life paid a fee to Blairlogie based on an annual percentage of the Portfolio's average daily net assets according to the following fee schedule:

                          Emerging Markets Portfolio

               Rate (%)   Break Point (assets)
               --------   --------------------
                .85%      On first $50 million
                .75%      On next $50 million
                .70%      On next $50 million
                .65%      On excess

  Blairlogie is a subsidiary of Alleghany Asset Management, Inc. and its affiliates.

  Blairlogie manages a limited number of large accounts, such as employee benefit plans, college endowment funds and foundations, as well as two funds in the PIMCO Funds: Equity Advisors Series. As of December 31, 1998, Blairlogie managed approximately $897 million of assets, including approximately $447 million of mutual fund assets.

  Net fees paid or owed by Pacific Life to Blairlogie in 1998 were $821,133, in 1997 were $642,976, and from April 1, 1996 (date of commencement of operations) to December 31, 1996 were $158,193 for the Emerging Markets Portfolio.

  The Portfolio Management Agreements are not exclusive, and PIMCO, Capital Guardian, Alliance Capital, Janus, J.P. Morgan Investment, SaBAM, Lazard, Goldman Sachs, BTCo, MSAM, and Blairlogie may provide and currently are providing investment advisory services to other clients, including other investment companies.

Distribution of Fund Shares

  Pacific Mutual Distributors, Inc. ("PMD") serves as the Fund's Distributor pursuant to a Distribution Contract (the "Distribution Contract") with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PMD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PMD in connection with the distribution or sale of the shares.

  The expenses incurred by the Fund with respect to each Portfolio in connection with the Fund's organization, its registration with the SEC and any states where registered, and the public offering of its shares were advanced on behalf of the Fund by the Adviser. These organizational expenses were deferred and amortized by the Fund's Portfolios over a period of 60 months. Similarly, the organizational expenses of Portfolios of the Fund that have been organized after the Fund commenced operations have been advanced on behalf of the Fund by the Adviser, and are deferred and amortized by the pertinent Portfolio over a period of 60 months from the commencement of operations of the Portfolio. See "Financial Statements."

  As of March 10, 1999, Pacific Life beneficially owned 0% of the outstanding shares of the Portfolios of the Fund. Pacific Asset Management LLC ("PAM"), a wholly-owned subsidiary of Pacific Life, beneficially owned 43.18% of the outstanding shares of the Large-Cap Value Portfolio, 49.26% of the outstanding shares of the Mid-Cap Value Portfolio, 43.41% of the outstanding shares of the Small-Cap Index Portfolio and 64.01% of the outstanding shares of the REIT Portfolio, including monies paid in connection with the initial capital advances made to the Fund, and 0%, of the outstanding shares of the other fourteen Portfolios of the Fund. Pacific Life and PAM would exercise voting rights attributable to any shares of the Fund owned by them in accordance with voting instructions received by Owners of the Policies issued by Pacific Life. To this extent, as of March 10, 1999, Pacific Life did not exercise control over any Portfolio.

Purchases and Redemptions

  Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Life or its affiliates. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. Shares of the Growth Portfolio are offered only to Separate Accounts of Pacific Life that fund (1) variable life insurance policies, and (2) variable annuity contracts that were issued by Pacific Life prior to January 1, 1994. The shares of the Large-Cap Value, Mid-Cap Value, Small-Cap Index and REIT Portfolios are not available for Pacific Select variable universal life insurance policies. The shares of the Large-Cap Value, Mid-Cap Value, Small-Cap Index, REIT, Growth, Aggressive Equity and Emerging Markets Portfolios are not available for Pacific Corinthian variable annuity contracts.

  Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the Investment Company Act of 1940, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges Among the Portfolios

  Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

  Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Portfolio Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or Portfolio Manager is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

  The Adviser or Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Portfolio Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Portfolio's brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker. The brokerage commissions paid to an affiliated broker will not exceed 25% of the brokerage commission incurred per year by the Portfolio.

  There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions.

  Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the Adviser or Portfolio Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Portfolio Manager, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Portfolio Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Portfolio Manager and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Adviser or Portfolio Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

  During the years 1998, 1997 and 1996, respectively, the following Portfolios incurred brokerage commissions as follows: the High Yield Bond Portfolio-- $2,720, $2,500 and $1,700, the Managed Bond Portfolio--$122,103, $41,315 and
$33,718, the Government Securities Portfolio--$29,467, $21,349 and $16,819, the Growth Portfolio--$251,753, $225,232 and $242,837, the Aggressive Equity Portfolio--$855,826, $296,940 and $59,113, the Growth LT Portfolio-- $1,517,836, $1,057,621 and $559,163, the Equity Income Portfolio--$1,529,206,
$1,162,083 and $746,412, the Multi-Strategy Portfolio--$455,757, $283,791 and
$231,844, the Equity Portfolio--$725,654, $706,250 and $286,596 of which
$6,900 (0.95%), $61,512 (8.71%) and $60,498 (21.11%) was paid to Smith Barney
Inc. and $4,500 (0.62%), $23,700 (3.36%) and $11,100 (3.87%)
was paid to Robinson Humphrey Co., Inc., affiliates of Greenwich Street Advisors, and $8,633 (1.2%) was paid to Goldman, Sachs & Co. in 1998, an affiliate of Goldman Sachs Asset Management, the Bond and Income Portfolio-- $14,193, $0 and $0, of which $14,193 (100%) was paid to Goldman, Sachs & Co. in 1998, an affiliate of Goldman Sachs Asset Management, the Equity Index Portfolio--$140,167, $157,624 and $137,980, the International Portfolio-- $2,177,935, $1,606,247 and $883,241 of which $41,033 (1.88%) and $39,617
(2.47%) was paid to Morgan Stanley & Co. in 1998 and 1997, respectively, an affiliate of Morgan Stanley Asset Management and the Emerging Markets Portfolio--$373,834, $712,505 and $302,384.

  On December 31, 1998, the Government Securities Portfolio held securities of Goldman, Sachs & Co. and Merrill Lynch & Co. valued at $5,385,717 and $2,889,814, respectively; the Managed Bond Portfolio held securities of Donaldson Lufkin & Jenrette, Goldman, Sachs & Co., Lehman Brothers Inc., Salomon Brothers Inc., Salomon Brothers Mortgage Securities, and Paine Webber Group Inc., valued at $2,192,268, $7,973,368, $19,041,058, $1,010,690,
$2,829,926, and $1,703,321, respectively; the Equity Income Portfolio held securities of BankAmerica Corp. and CitiGroup Inc. valued at $33,142,583 and $26,277,075, respectively; the Multi-Strategy Portfolio held securities of Donaldson Lufkin & Jenrette, Morgan Stanley Dean Witter, and CitiGroup Inc. valued at $79,654, $986,581, and $7,672,500, respectively; the International Portfolio held securities of UBS AG valued at $1,223,001; the Equity Index Portfolio held securities of Morgan Stanley Dean Witter and CitiGroup Inc. valued at $6,160,954 and $16,676,996, respectively; the Equity Portfolio held securities of CIT Group Inc., Chase Manhattan Corp., Lehman Brothers Inc., Merrill Lynch & Co., and Morgan Stanley Dean Witter valued at $709,419, $1,898,944, $1,330,687, $1,588,650 and $6,666,900, respectively; and the Bond and Income Portfolio held securities of Bear Stearns, Citicorp., and J. P. Morgan valued at $2,594,888, $3,959,795 and $598,925, respectively, each of which is a broker or dealer regularly used for brokerage transactions by that Portfolio.

Portfolio Turnover

  For reporting purposes, each Portfolio's portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

  The portfolio turnover rates are not expected to exceed: 0% for the Money Market Portfolio; 400% for the Managed Bond and Government Securities Portfolios; and 150% for all other Portfolios. For the Portfolios other than the Money Market Portfolio, portfolio turnover could be greater in periods of unusual market movement and volatility.

                                NET ASSET VALUE

  Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value of a share is determined by dividing the value of a Portfolio's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays usually at or about 4:00 p.m. Eastern time, on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange and other exchanges usually close for trading at 4:00 p.m. Eastern time. In the event that the New York Stock Exchange or other exchanges close early, the Fund normally will deem the closing price of each Portfolio's assets to be the price of those assets at 4:00 p.m., Eastern time. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. To calculate a Portfolio's net asset value, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. With respect to the Portfolios that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation. Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 P.M., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of the net asset value of any Portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time a Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting net asset value occur during such period, the securities would be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees of the Fund. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. Eastern time, and the values that are determined will be deemed to be the price at 4:00 p.m. Eastern time.

  The Money Market Portfolio's portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

  The Commission's regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

  All other Portfolios are valued as follows:

  Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, although the actual calculations may be made by persons acting under the direction of the Board. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation.

  The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

  Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

  When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rates quoted by the custodian on the morning of valuation.

                            PERFORMANCE INFORMATION

  The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of Portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

    Effective Yield = [(Base Period Return + 1) (To the power of 365/7)]-1

  For the 7-day period ending December 31, 1998, the current yield of the Money Market Portfolio was 4.81% and the effective yield of the Portfolio was 4.92%.

  Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                    2[(a-b + 1) (To the power of 6) - 1]
                       ---
                       cd
   where

    a = dividends and interest earned during the period,

    b = expenses accrued for the period (net of reimbursements),

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

    d = the maximum offering price per share on the last day of the period.

  For the 30 day period ended December 31, 1998, the yield of the remaining Portfolios that had commenced operations on or before that date was as follows: 8.37% for the High Yield Bond Portfolio, 5.39% for the Managed Bond Portfolio, 4.87% for the Government Securities Portfolio, (0.09)% for the Growth Portfolio, (0.38)% for the Aggressive Equity Portfolio, 0.04% for the Growth LT Portfolio, 0.70% for the Equity Income Portfolio, 2.27% for the Multi-Strategy Portfolio, (0.05)% for the Equity Portfolio, 5.15% for the Bond and Income Portfolio, 1.14% for the Equity Index Portfolio, 1.43% for the International Portfolio, and 1.58% for the Emerging Markets Portfolio.

  Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include a period of one year (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T) To the power of n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

  For the one year period ended December 31, 1998, the total return for each Portfolio that had commenced operations on or before that date was as follows:
5.29% for the Money Market Portfolio, 2.46% for the High Yield Bond Portfolio, 9.20% for the Managed Bond Portfolio, 9.24% for the Government Securities Portfolio, 2.69% for the Growth Portfolio, 13.22% for the Aggressive Equity Portfolio, 58.29% for the Growth LT Portfolio, 24.18% for the Equity Income Portfolio, 18.17% for the Multi-Strategy Portfolio, 30.28% for the Equity Portfolio, 8.97% for the Bond and Income Portfolio, 28.45% for the Equity Index Portfolio, 5.60% for the International Portfolio, and (26.83)% for the Emerging Markets Portfolio. The Large-Cap Value, Mid-Cap Value, Small-Cap Index and REIT Portfolios did not begin operations until January 4, 1999.

  For the five year period ended December 31, 1998, the average annual total return for each Portfolio that had commenced operations on or before that date was as follows: 4.99% for the Money Market Portfolio, 8.30% for the High Yield Bond Portfolio, 7.34% for the Managed Bond Portfolio, 6.78% for the Government Securities Portfolio, 13.23% for the Growth Portfolio, 20.15% for the Equity Income Portfolio, 14.44% for the Multi-Strategy Portfolio, 18.84% for the Equity Portfolio, 9.03% for the Bond and Income Portfolio, 23.66% for the Equity Index Portfolio and 9.88% for the International Portfolio. The Growth LT Portfolio did not begin operations until January 4, 1994. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996.

  For the ten year period ended December 31, 1998, the average annual total returns for each Portfolio, except the Growth LT, Aggressive Equity, Equity Index and Emerging Markets Portfolios, was as follows: 5.30% for the Money Market Portfolio, 10.52% for the High Yield Bond Portfolio, 9.68% for the Managed Bond Portfolio, 9.09% for the Government Securities Portfolio, 15.56% for the Growth Portfolio, 16.19% for the Equity Income Portfolio, 13.07% for the Multi-Strategy Portfolio, 17.00% for the Equity Portfolio, 11.57% for the Bond and Income Portfolio, and 8.07% for the International Portfolio. Based upon the period from the commencement of operations of the Growth LT Portfolio on January 4, 1994 until December 31, 1998, the average annual total return for the Growth LT Portfolio was 26.26%. Based upon the period from the commencement of operations of the Equity Index Portfolio on January 30, 1991 until December 31, 1998, the average annual total return for the Equity Index Portfolio was 19.93%. Based upon the period from the commencement of operations of the Aggressive Equity and Emerging Markets Portfolios on April 1, 1996 until December 31, 1998, the average annual total return for each of these Portfolios was 8.99% and (12.32)%, respectively.

  The performance results for the Aggressive Equity, Equity Income, Multi-Strategy, Equity, Bond and Income, and International Portfolios are based, in part, on performance results when these Portfolios were advised by different Portfolio Managers. Alliance Capital began serving as Portfolio Manager to the Aggressive Equity Portfolio on May 1, 1998, J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income and Multi-Strategy Portfolios on January 1, 1994, Morgan Stanley began serving as Portfolio Manager to the International Portfolio on June 1, 1997, and Goldman Sachs began serving as Portfolio Manager to the

Equity and Bond and Income Portfolios on May 1, 1998. The performance results for the Equity Portfolio and Bond and Income Portfolio are based, in part, on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

  Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued or administered by Pacific Life. The Portfolio's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                   TAXATION

  Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

  To qualify as a regulated investment company, each Portfolio generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and
(iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

  As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on

October 31 of the calendar year (adjusted for certain ordinary losses), and
(iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Each Portfolio also intends to comply with diversification regulations under
Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Government Securities Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

  If a Portfolio invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. The Portfolio may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock.

  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

  The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

  In the event that the rules or regulations are adopted there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Portfolio's investment objective or investment policies. While each Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Portfolios as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Portfolios underlying the Separate Accounts.

Distributions

  Distributions by a Portfolio of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as either "20% Rate Gain" or "28% Rate Gain," depending upon the Portfolio's holding period for the assets sold, regardless of the length of time a Separate Account has held Portfolio shares.

Hedging Transactions

  The diversification requirements applicable to a Portfolio's assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts.

                               OTHER INFORMATION

Concentration Policy

  Under each Portfolio's investment restrictions, except the REIT Portfolio's, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("government issued") are considered government securities. The Portfolios take the position that mortgage-related securities, whether government issued or privately issued, do not represent interests in any particular "industry" or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Portfolio Managers, utilizes its own industry classifications.

Capitalization

  The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

  Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

  Expenses incurred in connection with the Fund's organization and establishment of the Aggressive Equity Portfolio (1996), Growth LT Portfolio
(1994), and Emerging Markets Portfolio (1996) and the public offering of the shares of those Portfolios, aggregated approximately $23,410, $3,952, and $23,410, respectively. These costs have been deferred by the Aggressive Equity, Growth LT, and Emerging Markets Portfolios and are being amortized by them over a period of five years from the beginning of operations of each of those Portfolios.

  Expenses incurred in connection with the Fund's organization and establishment of the Large-Cap Value, Mid-Cap Value, Small-Cap Index and REIT Portfolios in 1998 and the public offering of the shares of those Portfolios, aggregated approximately $21,015 per Portfolio. These costs will be expensed and charged separately to each of the Portfolios during each Portfolio's first year of operations.

Voting Rights

  Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

Custodian and Transfer Agency and Dividend Disbursing Services

  Investors Fiduciary Trust Company ("IFTC") serves as Custodian for assets of the Fund. The address of IFTC is 801 Pennsylvania, Kansas City, MO 64105-1716. Pursuant to a sub-custody agreement between IFTC and Chase, Chase serves as subcustodian of the Fund for the custody of the foreign securities acquired by the Fund. Under the agreement, and in accordance with applicable regulations, Chase may hold the foreign securities at its principal office at 270 Park Avenue, New York, New York 10081, at Chase's branches, at a foreign branch of a qualified U.S. bank, an eligible foreign subcustodian, or an eligible foreign securities depository. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

  Pacific Life provides dividend disbursing and transfer agency services to the Fund.

Financial Statements

  The financial statements of the Fund as of December 31, 1998, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 1998. The financial statements have been audited by Deloitte & Touche LLP, independent auditors.

Independent Auditors

  Deloitte & Touche LLP serves as the independent auditors for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

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Counsel

  Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Registration Statement

  This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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                                   APPENDIX

Description of Bond Ratings

  Corporate Bonds: Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Bonds rated AA by Standard & Poor's are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

  Bonds rated A by Standard & Poor's, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

  The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

  Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated Caa by Moody's are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody's to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody's bond ratings, are regarded by Moody's as having extremely poor prospects.

  Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

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  A bond rated BB, B, CCC, and CC by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

  Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

  Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating,
(iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

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Form No. 15-17595-15
Form No. 484-9A